MACY’S, INC.

PROFIT SHARING 401(k) INVESTMENT PLAN

(Amending and restating the Macy’s, Inc. Profit Sharing 401(k) Investment Plan
and The May Department Stores Company Profit Sharing Plan
effective as of September 1, 2008)

MACY’S, INC.
PROFIT SHARING 401(k) INVESTMENT PLAN
(Amending and restating the Macy’s, Inc. Profit Sharing 401(k) Investment Plan
and The May Department Stores Company Profit Sharing Plan
effective as of September 1, 2008)

ARTICLE 1

NAME AND PURPOSE OF PLAN

1.1       Name of Plan.  The plan set forth herein shall be known as the Macy’s, Inc. Profit Sharing 401(k) Investment Plan (which, as is indicated in Subsection 2.1.25 below, is hereinafter referred to as the “Plan”).

1.2       Purpose of Plan.  The Plan provides a convenient and effective way for Participants to save on a regular and long-term basis for retirement and obtain additional retirement income.  It is intended that the Plan (together with the Trust that is used in conjunction with, and considered a part of, the Plan) qualify as a tax-favored plan and trust under Sections 401(a) and 501(a) of the Code, and it shall be interpreted in a manner consistent with Sections 401(a) and 501(a) of the Code.

1.3       Amendment of Prior Versions of Plans.  This Plan document is intended to amend and restate, effective as of the Effective Amendment Date (September 1, 2008), the Macy’s Immediate Prior Plan and the May Profit Sharing Plan as such plans were in existence at the end of August 31, 2008 and to supersede all versions of such plans and all amendments to such plans that were adopted prior to the Effective Amendment Date.  For all purposes hereof, however, any reference to the Plan shall, when appropriate, refer to all versions of the Prior Plans which were in effect before the Effective Amendment Date.  In addition, this Plan document is intended to reflect the merger of the May Profit Sharing Plan into the Plan as of the Effective Amendment Date.

ARTICLE 2

GENERAL DEFINITIONS; GENDER AND NUMBER

2.1       General Definitions.  For purposes of the Plan, the following terms shall have the meanings hereinafter set forth unless the context otherwise requires.

2.1.1    “Accounts” means, with respect to any Participant, the bookkeeping accounts established by the Committee for the Participant in accordance with the provisions of this Plan, and as to which contributions, forfeitures, and Plan gains and losses may be allocable under the Plan.  The specific types and names of Accounts provided for a Participant under the Plan are set forth in the subsequent provisions of the Plan.  Any reference to an Account (or to a portion of an Account) in this Plan shall also be deemed a reference to all amounts allocated to such Account (or to such Account portion) under this Plan.

2.1.2    “Affiliated Employer” means each of: (i) Macy’s; (ii) each corporation which is (and only during the period it is) a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code as modified when applicable by Section 415(h) of the Code) which includes Macy’s; (iii) each trade or business whether or not incorporated which is (and only during the period it is) under common control (within the meaning of Section 414(c) of the Code as modified when applicable by Section 415(h) of the Code) with Macy’s; (iv) each member (and only during the period it is such a member) of an affiliated service group (within the meaning of Section 414(m) of the Code) which includes Macy’s; and (v) each other entity required to be aggregated with Macy’s under Section 414(o) of the Code (and only during the period it is required to be so aggregated).

2.1.3    “Board” means the Board of Directors of Macy’s.

2.1.4    “Code” means the Internal Revenue Code of 1986 and the sections thereof, as it and they exist as of the Effective Amendment Date (or, when used in a Plan provision that has an effective date that is earlier than the Effective Amendment Date, as of such earlier effective date) or are thereafter amended or renumbered.

2.1.5    “Committee” means the Retirement Committee appointed to administer the Plan in accordance with the provisions of Article 13 below.

2.1.6    “Compensation” means, with respect to an Employee and for any specified period, the amount determined in accordance with the following paragraphs of this Subsection 2.1.6.  Except as is otherwise noted in paragraph (e) below, the provisions of this Subsection 2.1.6 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2008, be effective as of January 1, 2008 with respect to any specified period that occurs on or after such date.

(a)        Subject to paragraphs (b), (c), (d), and (e) below, the Employee’s “Compensation” for any specified period shall mean his or her wages (within the meaning of Section 3401(a) of the Code) and all other compensation paid during such period to the Employee by each Affiliated Employer (in the course of the Affiliated Employer’s trade or business) for his or her services as an Employee and for which the Affiliated Employer is required to furnish him or her a written statement under Section 6041(d), 6051(a)(3), or 6052 of the Code (e.g., compensation reported in Box 1 on a Form W-2).  Such Compensation shall be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

(b)        Notwithstanding the provisions of paragraph (a) above, the Employee’s “Compensation” for any period shall not in any event include any wages or other compensation paid after he or she has ceased to be an Employee, unless such wages or other compensation is paid within 2-1/2 months after (or, if later, by the end of the Plan Year in which) he or she has ceased to be an Employee and reflects either: (i) payments that, absent his or her severance from employment with the Affiliated Employers, would have been paid to him or her while he or she was an Employee and would have been regular compensation for services during his or her regular working hours, compensation for services outside his or her regular working hours (such as overtime or shift differentials), commissions, bonuses, or similar compensation; or (ii) payments for accrued bona fide sick, vacation, or other leave, but only if he or she would have been able to use the leave if he or she had not ceased to be an Employee.  In no event, even if paid within 2-1/2 months after (or, if later, by the end of the Plan Year in which) he or she has ceased to be an Employee, shall any severance pay or unfunded nonqualified deferred compensation be treated as part of the Employee’s “Compensation” for any period under the provisions of this paragraph (b).

(c)        Notwithstanding the provisions of paragraph (a) above, the Employee’s Compensation for any period shall also not include any reimbursement or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits, even if any such items are included in the Employee’s income for Federal income tax purposes.

(d)        In addition to the amounts included in the Employee’s “Compensation” for any specified period under paragraphs (a), (b), and (c) above, and notwithstanding such paragraphs, the Employee’s “Compensation” for any period shall also include any amounts which are not treated as the Employee’s Compensation for such specified period under paragraphs (a), (b), and (c) above solely because such amounts are considered elective contributions that are made by an Affiliated Employer on behalf of the Employee and are not includable in the Employee’s gross income for Federal income tax purposes by reason of Section 125, 402(e)(3), 402(h), and/or 132(f)(4) of the Code (i.e., elective contributions under a cafeteria plan, a cash or deferred arrangement in a profit sharing plan, a simplified employee pension plan, or an arrangement under which qualified transportation fringes can be chosen) or any other types of deferred compensation or contributions described in Code Section 414(s)(2) or Treasury Regulations Section 1.414(s)-1(c)(4).

(e)        Finally, notwithstanding any of the provisions of the foregoing paragraphs of this Subsection 2.1.6, the “Compensation” of the Employee for any twelve consecutive month period which is taken into account under any other provision of the Plan shall not exceed the dollar amount set forth in Section 401(a)(17)(A) of the Code, as such amount is adjusted under Code Section 401(a)(17)(B) by the Secretary of the Treasury or his or her delegate for the calendar year in which such twelve consecutive month period begins.  The provisions of this paragraph (e) shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2002, be effective as of January 1, 2002 with respect to any period beginning on or after such date.  In accordance with such Code sections, the dollar amount set forth in Code Section 401(a)(17)(A), as adjusted under Section 401(a)(17)(B) of the Code, is:

(1)        $200,000 for any twelve month determination period that begins in 2002 or 2003;

(2)        $205,000 for any twelve month determination period that begins in 2004;

(3)        $210,000 for any twelve month determination period that begins in 2005;

(4)        $220,000 for any twelve month determination period that begins in 2006;

(5)        $225,000 for any twelve month determination period that begins in 2007;

(6)        $230,000 for any twelve month determination period that begins in 2008; and

(7)        a dollar amount to be determined under Code Sections 401(a)(17)(A) and 401(a)(17)(B) for any twelve month determination period that begins after 2008.

2.1.7    “Covered Compensation” means, with respect to an Employee and for any specified period, the amount that would be considered the Employee’s Compensation for such period under the provisions of Subsection 2.1.6 above if the adjustments described in the following paragraphs of this Subsection 2.1.7 applied under Subsection 2.1.6 above.

(a)        Each reference to “Employee,” “Affiliated Employer,” or “Affiliated Employer’s” that is contained in Subsection 2.1.6 above shall be deemed a reference to “Covered Employee,” “Employer,” and “Employer’s,” respectively.

(b)        The following types of irregular or additional compensation shall be deemed not to be included in any event in the “Compensation” of the Employee for any period under Subsection 2.1.6 above (even if such amounts would have been so included in the absence of this paragraph (b)): director’s fees; contributions made to or payments received from a plan of deferred compensation; amounts realized from or recognized by reason of a restricted stock award; amounts realized from or recognized by reason of stock appreciation rights; amounts realized from or recognized by reason of the exercise of a stock option or the disposition of stock acquired under a stock option; long-term cash bonuses based on meeting performance goals which are measured over more than a one year period; moving expense reimbursements or payments made to cover mortgage interest differentials resulting from a move; merchandise or savings bond awards; reimbursements for tuition or educational expenses; cost of living allowances; amounts resulting from a forgiveness of a loan; retention bonuses that either are paid under an Affiliated Employer policy which states that such bonuses shall not be considered as compensation under the Plan or under the Employer’s retirement plans in general or are paid by reason of or in accordance with the approval of an order of a court; any compensation that is paid as severance pay, including payments made in settlement of disputes involving termination of employment, even when it is paid before the Employee ceases to be an Employee and regardless of whether or not it is paid in installments or in a lump sum; amounts which represent a sign-on bonus for agreeing to be employed by the Employer; sick pay or disability payments made under a third-party payor arrangement; any imputed income or the like arising under welfare or other fringe benefit plans or programs (including but not limited to group term life insurance, use of employer cars, financial counseling, and employee discounts); and any payments made to cover any personal income taxes resulting from the imputing of income by reason of welfare or other fringe benefits.

2.1.8    “Covered Employee” generally refers to an individual who is eligible to be a Participant in the Plan if and after he or she meets all of the participation requirements set forth in Article 4 below (including certain minimum age and minimum service requirements set forth in Article 4 below) and means an individual who meets the criteria described in the following paragraphs of this Subsection 2.1.8.

(a)        Subject to the following paragraphs of this Subsection 2.1.8, a person shall be considered a “Covered Employee” for any period if he or she is or was during such period an Employee of the Employer.

(b)        Notwithstanding the provisions of paragraph (a) above, a person shall not in any event be considered a “Covered Employee” for any period during which he or she is not or was not on an employee payroll of the Employer or during which he or she is or was a Leased Employee.  In particular, it is expressly intended that any person not treated as an employee by the Employer on its employee payroll records (for example, when the Employer treats the person as an independent contractor and/or reports his or her compensation from the Employer on any type of Form 1099 or any successor form thereto) shall not be considered a Covered Employee for purposes of this Plan even if a court or administrative agency determines that such individual is a common law employee of the Employer.

(c)        Also notwithstanding the provisions of paragraph (a) above, none of the following individuals shall be considered a “Covered Employee” for purposes of the Plan: (i) except where Macy’s has otherwise agreed, any person who is employed in a leased department in a store operated by the Employer; (ii) any person who is stationed outside the United States (including its territories, whether or not incorporated or organized) from the time he or she first becomes employed by the Employer or who receives his or her Compensation in foreign currency; (iii) any person whose compensation consists solely of a retainer or fee; or (iv) any person who is represented by a collective bargaining unit (unless a collective bargaining agreement between the authorized representatives of such collective bargaining unit and the Employer approves such person’s eligibility to participate in plans both which are qualified as tax-favored plans under Section 401(a) of the Code and the sponsor, as such term is defined in ERISA, of which is the Employer).

(d)        Also, subject to the following provisions of this paragraph (d) but notwithstanding the provisions of paragraph (a) above, unless included in the Plan by action of the Board or pursuant to an applicable collective bargaining agreement, a “Covered Employee” for purposes of the Plan shall not include any person who is a participant, eligible for participation, or in the process of qualifying for participation in any other defined contribution plan (within the meaning of Section 414(i) of the Code) which qualifies under Section 401(a) of the Code and the cost of which is borne, in whole or in part, by any Affiliated Employer.  However, a person who otherwise qualifies as a “Covered Employee” under the other provisions of this Subsection 2.1.8 shall not be considered other than as a “Covered Employee” merely because of his or her participation in another defined contribution plan if such participation relates solely to employment which preceded the date on which he or she would otherwise become a Participant under the Plan and the person’s benefits under such other plan relate solely to such past service.

(e)        Further, when any corporation or other entity which is an Employer at any point in time later loses its status as an Employer (because it no longer is part of a controlled group of corporations which includes Macy’s or because of any other reason), all persons who are considered “Covered Employees” under this Plan solely by reason of their employment by such corporation or other entity immediately prior to such corporation or other entity losing its status as an Employer shall no longer be considered “Covered Employees” under this Plan upon such corporation’s or other entity’s loss of Employer status.

2.1.9    “Effective Amendment Date” refers to the effective date of this amendment and restatement of the Macy’s Immediate Prior Plan and the May Profit Sharing Plan and means September 1, 2008.

2.1.10  “Employee” means any person who either (i) is employed as a common law employee of an Affiliated Employer (i.e., a person whose work procedures are subject to control by an Affiliated Employer) or (ii) is a Leased Employee.  The following paragraphs of this Subsection 2.1.10 shall also apply in determining when a person is an Employee for purposes of the Plan.

(a)        A person who is an Employee shall no longer be considered an Employee when he or she dies or otherwise terminates all employment with the Affiliated Employers.

(b)        A person who is an Employee shall not be deemed to have terminated such employment while he or she is then on a bona fide military leave, sick leave, vacation leave, or other leave of absence (where there is a reasonable expectation that he or she will return to perform services for an Affiliated Employer) if the period of the leave does not exceed six months (or, if longer, so long as the person retains a right to reemployment with an Affiliated Employer under an applicable law or by contract).  For purposes hereof, a bona fide leave of absence of an Employee shall be deemed to include an absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for such child for a period immediately following such birth or placement.

2.1.11  “Employer” means each Affiliated Employer described in clauses (i), (ii), and (iii) of Subsection 2.1.2 above.  Except where the context otherwise is clear (such as when a provision is referring to “an” Employer), any reference to the Employer in this Plan shall be deemed to be referring collectively to all of the corporations, partnerships, and other entities which comprise the Employer.  Notwithstanding the foregoing, any corporation or other entity (for purposes of this Subsection 2.1.11, an “acquired company”) that first becomes an Affiliated Employer after the Effective Amendment Date as a result of the acquisition by an Employer of the stock or interests of the acquired company or substantially all of the assets of a trade or business previously operated by another entity shall not be considered a part of the Employer unless and until the first date as of which both (i) the agreements by which such stock, interests, or assets were acquired by an Employer do not require that the employees of the acquired company be eligible to actively participate in another defined contribution plan (within the meaning of Code Section 414(i)) maintained by the acquired company or another Affiliated Employer (and do not otherwise prohibit the employees of the acquired company from participating in the Plan) and (ii) Macy’s has taken such actions (such as, but not necessarily limited to, the providing of notices) so as to clearly indicate that employees of the acquired company are to begin participating in the Plan as of such date.

2.1.12  “ERISA” means the Employee Retirement Income Security Act of 1974 and the sections thereof, as it and they exist as of the Effective Amendment Date or are thereafter amended or renumbered.

2.1.13  “Highly Compensated Employee” means, with respect to any Plan Year (for purposes of this Subsection 2.1.13, the “subject Plan Year”), any person who is an Employee during at least part of the subject Plan Year and (i) was at any time a 5% owner (as defined in Section 416(i)(1) of the Code) of any Affiliated Employer during the subject Plan Year or the immediately preceding Plan Year (for purposes of this Subsection 2.1.13, the “look-back Plan Year”) or (ii) received in the look-back Plan Year Compensation in excess of the dollar amount set forth in Section 414(q)(1)(B)(i) of the Code, as such dollar amount is adjusted under Code Section 414(q)(1) by the Secretary of the Treasury or his or her delegate for such look-back Plan Year.  In accordance with such Code sections, the dollar amount set forth in Code Section 414(q)(1)(B)(i), as adjusted under Section 414(q)(1) of the Code, is (i) $100,000 for the look-back Plan Year that begins on January 1, 2007, (ii) $105,000 for the look-back Plan Year that begins on January 1, 2008, and (iii) a dollar amount to be determined under Code Sections 414(q)(1)(B)(i) and 414(q)(1) for any look-back Plan Year that begins after 2008.

2.1.14  “Investment Fund” means (i) any separate commingled investment fund established under the Trust or (ii) any separate investment option that is made available under the Plan so as to permit a Participant to individually direct the investment of all or part of his or her Accounts (and the contributions allocable to his or her Accounts) among many different mutual funds or other publicly offered investments pursuant to a brokerage-like account.

2.1.15  “Leased Employee” means any person who provides services to an Affiliated Employer in a capacity other than as a common law employee of the Affiliated Employer, in accordance with each of the following three requirements: (i) the services are provided pursuant to one or more agreements between the Affiliated Employer and one or more leasing organizations; (ii) the individual has performed such services for the Affiliated Employer on a substantially full-time basis for a period of at least one year; and (iii) such services are performed under the primary direction or control by the Affiliated Employer.  The determination of who is a Leased Employee shall be consistent with the provisions of Section 414(n) of the Code and, to the extent not inconsistent with Code Section 414(n), any regulations issued under Section 414(n) of the Code.

2.1.16  “Macy’s” means Macy’s, Inc.  Macy’s is the sponsor of this Plan.  Prior to June 1, 2007, Macy’s was named Federated Department Stores, Inc., and the change to Macy’s, Inc. represented only a change in name.

2.1.17  “Macy’s Immediate Prior Plan” means and refers to the Macy’s, Inc. Profit Sharing 401(k) Investment Plan (or, as it had been named, the Federated Department Stores, Inc. Profit Sharing 401(k) Investment Plan) as in effect from January 1, 1997 through August 31, 2008, which plan is a Prior Plan that is restated by this Plan document effective as of the Effective Amendment Date.

2.1.18  “Macy’s Stock Fund” means the Investment Fund that is described in Section 7B.2 below as the Macy’s Stock Fund.  The Macy’s Stock Fund is designed to invest primarily in common shares of Macy’s.

2.1.19  “Matching Contributions” means the Employer contributions made to the Plan pursuant to Article 6 below (and any other contributions treated as Matching Contributions under the other provisions of the Plan).

2.1.20  “May Profit Sharing Plan” means and refers to The May Department Stores Company Profit Sharing Plan, a Prior Plan that is merged into the Plan effective as of the Effective Amendment Date (and that is restated by this Plan document as of the Effective Amendment Date) and that immediately prior to its merger was sponsored by Macy’s and identified for reporting purposes by an employer identification number of 13-3324058 and a plan number of 024.

2.1.21  “Non-Highly Compensated Employee” means, with respect to any Plan Year, any person who is an Employee during at least part of such Plan Year and who is not a Highly Compensated Employee with respect to such Plan Year.

2.1.22  “Normal Retirement Age” means, with respect to any Participant, the later of (i) the date of the Participant’s 65th birthday; or (ii) the fifth annual anniversary of the date the Participant first became a Participant in the Plan.

2.1.23  “Participant” means, at any relevant time, any person who at such time either is eligible to actively participate in the Plan or still has accrued benefits held under the Plan.  Except as may otherwise be provided in Section 5.6 below, the provisions of Article 4 below determine when a person is a Participant on or after the Effective Amendment Date.

2.1.24  “Pay Day” means, with respect to any Participant, each day on which Covered Compensation is paid to the Participant.

2.1.25  “Plan” means the Macy’s, Inc. Profit Sharing 401(k) Investment Plan, as set forth in this document and as may be amended hereafter.  In addition, any reference to the “Plan” contained in this document also refers to all Prior Plans.

2.1.26  “Prior Plan” means and refers to: (i) each defined contribution plan (within the meaning of Section 414(i) of the Code) which as of the Effective Amendment Date or any earlier date is or was restated by this document or by any such other preceding plan; and (ii) each defined contribution plan which as of or prior to the Effective Amendment Date is or was merged into or had assets and liabilities directly transferred to any of such preceding plans.  The provisions of the Prior Plans are hereby incorporated by reference in this document to the extent necessary to apply any provision of this document.  The Prior Plans include, but are not necessarily limited to, each of: (i) the Macy’s Immediate Prior Plan; (ii) each restated version of the Federated Department Stores, Inc. Retirement Income and Thrift Incentive Plan as in effect prior to January 1, 1997; and (iii) the May Profit Sharing Plan.

2.1.27  “Plan Year” means a calendar year.

2.1.28  “Required Commencement Date” means, with respect to any Participant, a date determined by the Committee for administrative reasons to be the date as of which the Participant’s vested benefit under the Plan (if any such benefit would then exist and not yet have begun to be paid) is to be paid in order to meet the requirements of Section 401(a)(9) of the Code (or, for any Participant who attained age 70-1/2 prior to January 1, 1999, in order to meet the requirements of Code Section 401(a)(9) as in effect before the effect of the Small Business Job Protection Act of 1996 is taken into account), which date shall be subject to the parameters described in the following paragraphs of this Subsection 2.1.28.  The provisions of this Subsection 2.1.28 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2003, be effective as of January 1, 2003 with respect to any Plan Year beginning on or after that date.

(a)        Subject to paragraph (e) below, for a Participant who attained age 70-1/2 on or after January 1, 1987 and prior to January 1, 1999, his or her Required Commencement Date must be no later than, and no earlier than six months prior to, the April 1 of the calendar year next following the calendar year in which he or she attained age 70-1/2 (except that, for the period from January 1, 2003 through August 31, 2008, this provision shall be applied under the May Profit Sharing Plan for any participant who attained age 70-1/2 prior to January 1, 1999, regardless of whether or not he or she attained such age on or after January 1, 1987).

(b)        Subject to paragraph (e) below, for a Participant who attains or attained age 70-1/2 prior to January 1, 1987 or on or after January 1, 1999 and is not a 5% owner of an Affiliated Employer, his or her Required Commencement Date must be no later than, and no earlier than six months prior to, the April 1 of the calendar year next following the later of: (i) the calendar year in which he or she attains or attained age 70-1/2; or (ii) the calendar year in which he or she ceases or ceased to be an Employee (except that, for the period from January 1, 2003 through August 31, 2008, this provision shall be applied under the May Profit Sharing Plan only for any participant who attained age 70-1/2 on or after January 1, 1999 and is not a 5% owner of an Affiliated Employer).

(c)        Subject to paragraph (e) below, for a Participant who attains or attained age 70-1/2 prior to January 1, 1987 or on or after January 1, 1999 and is a 5% owner of an Affiliated Employer, his or her Required Commencement Date must be no later than, and no earlier than six months prior to, the April 1 of the calendar year next following the later of: (i) the calendar year in which he or she attains or attained age 70-1/2; or (ii) the earlier of the calendar year with or within which ends the Plan Year in which he or she becomes or became a 5% owner of an Affiliated Employer or the calendar year in which he or she ceases or ceased to be an Employee (except that, for the period from January 1, 2003 through August 31, 2008, this provision shall be applied under the May Profit Sharing Plan only for any participant who attained age 70-1/2 on or after January 1, 1999 and is a 5% owner of an Affiliated Employer).

(d)        A Participant is deemed to be a 5% owner of an Affiliated Employer for purposes hereof if he or she is a 5% owner of the Affiliated Employer (as determined under Section 416(i)(1)(B) of the Code) at any time during the Plan Year ending with or within the calendar year in which he or she attains age 66-1/2 or any subsequent Plan Year.  Once a Participant meets this criteria, he or she shall be deemed a 5% owner of the Affiliated Employer even if he or she ceases to own 5% of the Affiliated Employer in a later Plan Year.

(e)        Notwithstanding the foregoing, if a Participant first earns a nonforfeitable retirement benefit under the Plan after the date which would otherwise be his or her Required Commencement Date under the foregoing paragraphs of this Subsection 2.1.28, then his or her Required Commencement Date shall not be determined under such foregoing provisions but rather must be a date within the calendar year next following the calendar year in which he or she first earns a nonforfeitable retirement benefit under the Plan.

2.1.29  “Savings Agreement” means, with respect to any Participant, an agreement described in Section 5.1 below.

2.1.30  “Savings Contributions” means, with respect to any Participant, the contributions made to the Plan by the Employer on behalf of the Participant that reflect reductions in his or her Covered Compensation made pursuant to the Participant’s Savings Agreement.  Savings Contributions, and the different types of Savings Contributions provided for under the Plan, are described in Sections 5.1 through 5.4 below.

2.1.31  “Total Disability” or “Totally Disabled” means or refers to, with respect to any Participant, the Participant’s permanent and continuous mental or physical inability by reason of injury, disease, or condition to meet the requirements of any employment for wage or profit.  A Participant shall be deemed to be disabled for purposes of this Plan only when both of the two requirements set forth in the following paragraphs of this Subsection 2.1.31 are met.

(a)        First, a licensed physician or psychiatrist must provide to the Plan a written opinion that the Participant is totally disabled as that term is defined above.

(b)        Second, the Participant must be eligible for and receive total disability benefits under Section 223 of the Federal Social Security Act, as amended, or any similar or subsequent section or act of like intent or purpose (unless the Committee determines, based on the written opinion of a licensed physician or psychiatrist provided the Committee pursuant to the immediately preceding sentence, that the Participant would be likely to qualify for such total disability benefits if he or she survived a sufficient amount of time to be processed for and receive such benefits but that he or she is also likely to die before he or she would otherwise be determined by the Social Security Administration or other applicable government agency to qualify for or to receive such benefits).

2.1.32  “Trust” means the trust agreement which is created by Macy’s to serve as the funding media for this Plan.  The Trust is hereby incorporated by reference and made a part of this Plan.  Any reference to the Plan herein shall, where the context permits, be deemed to be a reference to the Plan and the Trust.

2.1.33  “Trust Fund” means any assets of the Plan which are held under the Trust.

2.1.34  “Trustee” means the persons or entity serving at any time as trustee of the Trust.

2.2       Gender and Number.  For purposes of the Plan, words used in any gender shall include all other genders, words used in the singular form shall include the plural form, and words used in the plural form shall include the singular form, as the context may require.

ARTICLE 3

SERVICE DEFINITIONS AND RULES

3.1       Service Definitions.  For purposes of the Plan, the following terms related to service shall have the meanings hereinafter set forth in this Section 3.1 unless the context otherwise requires.

3.1.1    “Break-in-Service” means, with respect to an Employee, any period which meets the conditions set forth in the following paragraphs of this Subsection 3.1.1.

(a)        The Employee shall be considered to have incurred a Break-in-Service for any Plan Year which begins on or after the Effective Amendment Date and for which the Employee is credited with not more than 500 Hours of Service.

(b)        If the Employee participated in a Prior Plan (or was in the process of qualifying to participate in a Prior Plan) before the Effective Amendment Date, the Employee shall also be considered to have incurred a Break-in-Service for any twelve month period which occurs prior to the Effective Amendment Date to the extent that the provisions of the Prior Plan treated such period as a break-in-service of the Employee as of the date immediately preceding the Effective Amendment Date.

3.1.2    “Eligibility Service” means, with respect to an Employee, the Employee’s period of service with the Employer to be taken into account for purposes of determining his or her eligibility to become a Participant in the Plan, computed in accordance with the following paragraphs of this Subsection 3.1.2.

(a)        If the Employee completes at least 1,000 Hours of Service during the twelve consecutive month period commencing on his or her Employment Date, he or she shall be credited with one year of Eligibility Service at the end of such twelve consecutive month period.

(b)        Further, if the Employee fails to complete at least 1,000 Hours of Service during the twelve consecutive month period commencing on his or her Employment Date, he or she shall be credited with one year of Eligibility Service at the end of the first Plan Year commencing after such Employment Date during which he or she completes at least 1,000 Hours of Service.

(c)        If the Employee both (i) ceases to be an Employee prior to his or her completing at least 1,000 Hours of Service in a computation period described in paragraph (a) or (b) above, and (ii) suffers a Break-in-Service before being subsequently reemployed as an Employee, his or her service with the Affiliated Employers prior to his or her reemployment shall be disregarded in determining the Eligibility Service he or she needs under the Plan to become a Participant (and his or her Reemployment Date shall be treated as if it were his or her Employment Date for such purposes).

3.1.3    “Employment Date” means, with respect to an Employee, the date on which the Employee first performs an Hour of Service.

3.1.4    “Hour of Service” means, with respect to an Employee, each hour for which the Employee: (i) is paid, or is entitled to payment, for the performance of duties as an Employee; (ii) is directly or indirectly paid, or is entitled to payment, for a period of time (without regard to whether the employment relationship is terminated) when he or she performs no duties as an Employee due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; or (iii) is paid for any reason in connection with his or her employment as an Employee an amount as “back pay,” irrespective of mitigation of damages.  The crediting of Hours of Service to an Employee under the Plan shall also be subject to the provisions of the following paragraphs of this Subsection 3.1.4.

(a)        Notwithstanding the foregoing provisions of this Subsection 3.1.4, an hour for which the Employee is paid or entitled to be paid on account of a period during which no duties are performed as an Employee will not be credited as an Hour of Service if the payment is made or due under a plan maintained solely for the purpose of complying with applicable workers’ compensation, unemployment compensation, or disability insurance laws or if the payment solely reimburses the Employee for medical or medically related expenses incurred by the Employee.

(b)        Also, subject to the other provisions of this Subsection 3.1.4, Hour of Service credit shall be calculated in accordance with paragraphs (b) and (c) of the Department of Labor Regulations Section 2530.200b-2, which paragraphs are hereby incorporated by reference into this Plan.

(c)        If the Employee is exempt from the minimum wage and overtime pay requirements of the Federal Fair Labor Standards Act, and as to whom records of actual hours worked are thereby not needed to be kept for such purposes, he or she shall be credited with: (i) if the period on which the Employee is paid is a week (or a multiple of a week), 45 Hours of Service for each week included in each such period for which he or she would be credited with at least one Hour of Service under the other provisions of this Subsection 3.1.4; (ii) if the period on which the Employee is paid is a semi-monthly period, 95 Hours of Service for each such semi-monthly payroll period for which he or she would be credited with at least one Hour of Service under the other provisions of this Subsection 3.1.4; or (iii) if the period on which the Employee is paid is a month (or a multiple of a month), 190 Hours of Service for each month included in each such period for which he or she would be credited with at least one Hour of Service under the other provisions of this Subsection 3.1.4.

(d)        Hours of Service to be credited to the Employee in connection with each period (i) which is of no more than 31 days, (ii) which begins on the first day of a pay period for the Employee (for purposes of this paragraph (d), the “initial pay period”), (iii) which ends on the last day of the Employee’s pay period which includes the Pay Day for the initial pay period, and (iv) which overlaps two computation periods or occurs in a month which overlaps two computation periods shall be credited on behalf of the Employee to the computation period in which falls the first day of the month during which the Pay Day for the initial pay period occurs.

3.1.5    “Reemployment Date” means, with respect to an Employee who has previously incurred a Break-in-Service, the first day after the Employee’s most recent Break-in-Service on which the Employee performs an Hour of Service.

3.1.6    “Six-Year Break-in-Service” means, with respect to an Employee who has ceased to be an Employee, a period of six or more Breaks-in-Service which is not interrupted by any period which is not included in a period of a Break-in-Service.

3.1.7    “Vesting Service” means, with respect to a Participant, the Participant’s service with the Employer which is taken into account under the Plan for vesting purposes (i.e., for purposes of determining the Participant’s nonforfeitable percentage of the Participant’s Accounts under the Plan), computed in accordance with the following paragraphs of this Subsection 3.1.7.

(a)        The Participant shall be credited with one year of Vesting Service for each Plan Year which ends after the Effective Amendment Date and for which the Participant is credited with at least 1,000 Hours of Service.

(b)        The Participant shall also be credited with years of Vesting Service equal to the number of whole years of vesting service he or she was credited with as of December 31, 2007 under the terms (as then in effect) of the Prior Plans, other than the May Profit Sharing Plan, in which he or she participated prior to the Effective Amendment Date (taking into account the provisions of each such Prior Plan for determining vesting service, including each such plan’s provisions concerning breaks-in-service).  In no event, however, shall any period which occurs prior to January 1, 2008 be counted more than once in determining the Participant’s years of Vesting Service.

(c)        If the Participant was on August 31, 2008 a participant in the May Profit Sharing Plan, then, because such plan generally determined vesting service under the “elapsed time” approach described in Treasury Regulations Section 1.410(a)-7, the Participant shall: (i) be credited with years of Vesting Service equal to the number of whole years of vesting service he or she was credited with as of August 31, 2008 under the terms of such plan (including such plan’s provisions concerning breaks-in-service); and (ii) shall for purposes of paragraph (a) above be credited for the period from January 1, 2008 through August 31, 2008 with the number of Hours of Service that, if determined in accordance with the provisions of Subsection 3.1.4(c) above (whether or not the Participant is exempt from the minimum wage and overtime pay requirements of the Federal Fair Labor Standards Act), would be credited for the period represented by any fractional part of a year that is not credited to him or her under clause (i) immediately above but that he or she was credited with as of August 31, 2008 under the terms (as then in effect) of the May Profit Sharing Plan.

(d)        Notwithstanding the foregoing, any Vesting Service completed by the Participant prior to a Six-Year Break-in-Service of the Participant which ends after the Effective Amendment Date shall be disregarded under the Plan if the Participant did not have a nonforfeitable interest in any retirement benefit under the Plan at the time such Break-in-Service began.

3.2       Special Credited Employment.

3.2.1    For purposes of the Plan and except as is otherwise provided in the following provisions of this Subsection 3.2.1, if at any time (for purposes of this Subsection 3.2.1, the “acquisition time”) that occurs after the Effective Amendment Date a corporation or other entity (for purposes of this Subsection 3.2.1, the “selling company”) either (i) becomes part of an Affiliated Employer by reason of its stock or interests being purchased by an Affiliated Employer, (ii) has substantially all of the assets of one or more of its trades or businesses acquired by an Affiliated Employer, or (iii) has a facility, leased department, or other specific function it previously operated acquired or otherwise assumed by an Affiliated Employer (with, for purposes of this Subsection 3.2.1, each of the events described in clauses (i), (ii), and (iii) herein referred to as an “acquisition”), then any person who is classified by the selling company as an employee of the selling company immediately prior to the acquisition time (for purposes of this Subsection 3.2.1, an “acquisition employee”) and who at the acquisition time becomes an employee of an Affiliated Employer in connection with the acquisition shall have his or her years of service with the selling company prior to the acquisition time (for purposes of this Subsection 3.2.1, “pre-acquisition years”) be considered years of Eligibility Service and Vesting Service of the acquisition employee under this Plan if they would have been so considered under Subsection 3.1.2 or 3.1.7 above (as appropriate) had such pre-acquisition years been completed with an Affiliated Employer and if (but only if) either (i) Macy’s provides, by appropriate corporate action exercised in a uniform and nondiscriminatory manner, that any such pre-acquisition years of the acquisition employee shall be credited as Eligibility Service and/or Vesting Service of the acquisition employee under this Plan or (ii) the agreements by which the acquisition is effected by an Affiliated Employer indicate that any such pre-acquisition years of the acquisition employee shall be credited as Eligibility Service and/or Vesting Service of the acquisition employee.

3.2.2    In addition, any period of service of an Employee with the armed forces of the United States shall be credited as Eligibility Service and/or Vesting Service to the extent required by Federal law.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1       Eligibility for Participation.  Persons shall remain or become Participants in the Plan only in accordance with the following subsections of this Section 4.1.

4.1.1    Any person who was a Participant in a Prior Plan immediately prior to the Effective Amendment Date, and who either is an Employee as of the Effective Amendment Date or still has an unpaid and nonforfeited interest in any Account under the Plan as of the Effective Amendment Date, shall be a Participant in this Plan as of the Effective Amendment Date.

4.1.2    Further, each other person who, as of any Entry Date which occurs on or after the Effective Amendment Date, (i) has completed at least one year of Eligibility Service, (ii) has attained at least age 21, and (iii) is a Covered Employee shall become a Participant as of such Entry Date.  Notwithstanding the foregoing, if a person would become a Participant as of any Entry Date under the foregoing provisions of this Subsection 4.1.2 but for the fact he or she is not a Covered Employee, and he or she subsequently becomes a Covered Employee, such person shall be deemed a Participant in the Plan on the date he or she so subsequently becomes a Covered Employee.

4.2       Entry Date.  For purposes of the Plan and Section 4.1 above in particular, an “Entry Date” means the first day of any calendar month.

4.3       Duration of Participation.

4.3.1    Each Participant in the Plan shall continue to be a Participant until both he or she has ceased to be an Employee and the entire balance in his or her Accounts under the Plan has been distributed or forfeited hereunder.

4.3.2    However, notwithstanding the foregoing, a Participant shall be eligible to enter into or continue a Savings Agreement to the extent allowed under Article 5 below only while he or she is considered an active Participant.  For this purpose and all other purposes of the Plan (and in particular for purposes of Sections 4.4 and Article 5 below), a person is an “active Participant” for any period only if both he or she is a Participant during such period and the person is a Covered Employee in such period.

4.4       Reinstatement of Participation.  Any person who ceases to be an active Participant, but who is thereafter reemployed as a Covered Employee by the Employer, shall be reinstated as an active Participant as of the date on which he or she next completes an Hour of Service as a Covered Employee on or after such reemployment.

ARTICLE 5

SAVINGS AND ROLLOVER CONTRIBUTIONS

5.1       Savings Agreement.  For purposes of this Article 5 and all other provisions of the Plan and subject to the following subsections of this Section 5.1, a “Savings Agreement” means, with respect to any Participant and for any specified period, any agreement enrolled in (or deemed enrolled in under the provisions of the Plan) by the Participant and under which the Participant elects (or is deemed to elect) that (i) his or her Covered Compensation for each Pay Day that occurs during the specified period is to be reduced (in 1% increments) and the reduced amount of such Covered Compensation is to be contributed or forwarded on his or her behalf by the Employer to the Plan as his or her Savings Contributions to the Plan or (ii) no part (0%) of his or her Covered Compensation for each Pay Day that occurs during the specified period is to be reduced.

5.1.1    Under any Savings Agreement, subject to the limits set forth in the other provisions of this Section 5.1, a Participant may elect that any amounts of his or her Covered Compensation reduced under such agreement and his or her resulting Savings Contributions shall either:

(a)        not be includable in the Participant’s income for Federal income tax purposes at the time of the reduction, in which case such Savings Contributions shall be referred to in the Plan as “Pre-Tax Elective Savings Contributions” and subject to the rules of the Plan that apply to such contributions;

(b)        be includable in the Participant’s income for Federal income tax purposes at the time of the reduction and treated for such tax purposes as designated Roth contributions that are subject to Code Section 402A, in which case such Savings Contributions shall be referred to in the Plan as “Roth Elective Savings Contributions” and subject to the rules of the Plan that apply to such contributions; or

(c)        be includable in the Participant’s income for Federal income tax purposes at the time of the reduction but not treated for such tax purposes as designated Roth contributions that are subject to Code Section 402A, in which case such Savings Contributions shall be referred to in the Plan as “After-Tax Savings Contributions” and subject to the rules of the Plan that apply to such contributions.  Notwithstanding the foregoing, if the Participant is believed to be a Highly Compensated Employee for any Plan Year, he or she may not elect to have any amounts of the Participant’s Covered Compensation reduced during any period that occurs in such Plan Year be subject to the terms of this paragraph (c) (and thus the Participant may not elect to have any After-Tax Savings Contributions made on his or her behalf for such period).

Any such election shall, with respect to any amounts of the Participant’s Covered Compensation reduced under a Savings Agreement, not be revocable after such reduction has occurred.  Also, in the event a Participant fails to elect whether any amounts of the Participants Covered Compensation reduced under a Savings Agreement are to be subject to the terms of any of paragraphs (a), (b), and (c) above, the Participant shall be deemed to have elected that such amounts are to be subject to the terms of paragraph (a) above.

5.1.2    Subject to the provisions of Section 5.2 below, in no event may a Participant’s Covered Compensation for any Pay Day that occurs during any specified period be reduced pursuant to a Savings Agreement by more than 50%.  In addition, the Committee may, in order to make it easier for the Plan to meet the limits set forth in Articles 5A and 6A below, further restrict the amount by which any Participant who is then determined by the Committee to be a Highly Compensated Employee may have his or her Covered Compensation reduced for a specified period pursuant to a Savings Agreement to some lower percent.

5.1.3    Also, in no event may the aggregate amount of Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions be made by reason of the reduction in a Participant’s Covered Compensation under this Plan for any calendar year (or any taxable year of the Participant that begins in such calendar year) to the extent such contributions, when combined with all of his or her other Elective Deferrals (as defined in Subsection 5B.3.1 below) made under all other plans, contracts, and arrangements of the Affiliated Employers for such calendar year (or such taxable year), exceed the applicable dollar limit established for such calendar year under and pursuant to Section 402(g)(1)(B) of the Code, as such limit is adjusted under Code Section 402(g)(4) by the Secretary of the Treasury or his or her delegate for such calendar year.  In accordance with such Code sections, the applicable dollar limit set forth in Code Section 402(g)(1)(B), as adjusted under Section 402(g)(4) of the Code, is (i) $15,500 for the 2008 calendar year and (ii) a dollar amount to be determined under Code Sections 402(g)(1)(B) and 402(g)(4) for any calendar year beginning after 2008.

5.1.4    An active Participant may amend his or her then effective Savings Agreement as to any election made in such agreement (e.g., any election that concerns the percent of future Covered Compensation, if any, to be reduced under such agreement and/or the portion of the reductions to be made in his or her Covered Compensation which are to be contributed to the Plan as Pre-Tax Elective Savings Contributions, Roth Elective Savings Contributions, and/or After-Tax Savings Contributions) at any time.  Such amendment can provide that no part (0%) of the Participant’s Covered Compensation is to be reduced.

5.1.5    Except as is otherwise provided in Subsections 5.1.5 and 5.1.6 below, a Savings Agreement or amended Savings Agreement must be affirmatively enrolled in by a Participant (i) on a form prepared or approved for this purpose by the Committee and filed with a Plan representative, (ii) by a communication to a Plan representative under a telephonic or electronic system approved by the Committee, or (iii) under any other method approved by the Committee, with the specific method or methods to be used to be chosen in its discretion by the Committee.  The Committee may choose different methods to apply to Participants in different situations (e.g., requiring a form to be used for new Participants but a telephonic or electronic system to be used for other Participants).

(a)        Regardless of what affirmative enrollment method is to be used for a Participant, if the Participant properly enrolls in a Savings Agreement or amends such an agreement under the method for doing so which applies to him or her and the type of election he or she is making, for all other provisions of the Plan he or she will be deemed to have “filed” with a Plan representative such agreement or amendment on the day he or she completes all steps required by such method to enter into such agreement or amendment.

(b)        Except as otherwise may be provided under the immediately following sentence, any Savings Agreement or amendment of a Savings Agreement which is made by a Participant pursuant to the provisions of this Subsection 5.1.5 shall become effective as of the first Pay Day that occurs after such agreement or amendment is filed with a Plan representative and on which the Committee can reasonably put such agreement or amendment into effect.  However, the Committee may adopt procedures by which any Savings Agreement or amendment of a Savings Agreement can go in effect only at certain times (e.g., as of the first Pay Day that occurs a certain number of days after the agreement or amendment is filed with a Plan representative or as of the first administratively possible Pay Day that occurs in the calendar month following the month in which the agreement or amendment is filed with a Plan representative).

5.1.6    Any Participant who is an active Participant as of the Effective Amendment Date pursuant to Article 4 above, and who had a savings agreement that would be in effect under a Prior Plan as of the Effective Amendment Date had the terms of such Prior Plan as in effect immediately prior to such date continued in effect, shall have such savings agreement be effective (and be considered his or her Savings Agreement under the Plan) as of the Effective Amendment Date, unless and until he or she amends such savings agreement under and pursuant to the provisions of Subsection 5.1.5 above.

5.1.7    Notwithstanding any provision of Subsection 5.1.5 above to the contrary, if any newly eligible Participant (as described in paragraph (a) of this Subsection 5.1.7) fails to affirmatively enroll in a Savings Agreement (pursuant to the provisions of Subsection 5.1.5 above) within a reasonable period, as set by the Committee, after the date he or she receives the initial notice that is described in paragraph (c) of this Subsection 5.1.7 (with such reasonable period being referred to in this Subsection 5.1.7 as the Participant’s “initial election period”), then he or she shall be deemed to have automatically enrolled in a Savings Agreement under which the applicable percentage (as described in paragraph (b) of this Subsection 5.1.7) of the Participant’s Covered Compensation shall be reduced and such reduced amount contributed to the Plan as Pre-Tax Elective Savings Contributions, with such automatic enrolled Savings Agreement becoming effective on the Participant’s first Pay Day that occurs after the expiration of his or her initial election period and as of which the Committee is able administratively to put such automatic enrollment into effect (with such Pay Day being referred to in this Subsection 5.1.7 as the Participant’s “initial automatic Pay Day”).

(a)        For purposes of this Subsection 5.1.7, a “newly eligible Participant” means any Participant who first becomes a Participant in the Plan on or after the Effective Amendment Date (and had not been prior to the Effective Amendment Date a participant in any Prior Plan).  Such a Participant shall be deemed a newly eligible Participant beginning as of the date on which he or she first becomes a Participant in the Plan.

                                    (b)        For purposes of this Subsection 5.1.7, the “applicable percentage” means, with respect to any newly eligible Participant, a percentage equal to 3% (plus an additional 1% beginning each January 1 that occurs on or after an annual anniversary of the date he or she became such a newly eligible Participant).  In no event, however and notwithstanding the foregoing, shall a newly eligible Participant’s applicable percentage ever exceed 6%.

(c)        The Committee shall provide each newly eligible Participant, (i) by or as soon as practical after the date he or she becomes such a Participant under the provisions of paragraph (a)(1) or (2) of this Subsection 5.1.7, and (ii) also within a reasonable period before the start of each Plan Year that both begins after such date and before such Participant has on or after such date affirmatively enrolled in a Savings Agreement under the provisions of Subsection 5.1.5 above, with a notice that meets all of the following requirements:

(1)        it explains the automatic enrollment rules that are set forth in the portion of this Subsection 5.1.7 that precedes paragraph (a) thereof and that will apply to such Participant unless he or she affirmatively enrolls in a first or new Savings Agreement (pursuant to the provisions of Subsection 5.1.5 above) that becomes effective under the provisions of Subsection 5.1.5 above;

(2)        it explains his or her right to affirmatively enroll in a first or new Savings Agreement (pursuant to the provisions of Subsection 5.1.5 above) that provides for no portion of his or her Covered Compensation to be reduced under the Plan (or for a percent of his or her Covered Compensation to be reduced under the Plan that is different than his or her applicable percentage or for the amount of such reduction to be contributed to the Plan as other than Pre-Tax Elective Savings Contributions); and

(3)        it explains the rules by which any contributions made to the Plan by reason of such Participant’s automatic enrollment in a Savings Agreement pursuant to the provisions of this Subsection 5.1.7 will be invested in the absence of any investment election of such Participant that is made pursuant to the rules set forth in Article 7B below.

(d)        In accordance with the terms of the notice described in paragraph (c) of this Subsection 5.1.7, each newly eligible Participant shall be given a reasonable period before such Participant’s initial automatic Pay Day, and shall thereafter continue to have the right, to affirmatively enroll in a first or new Savings Agreement (pursuant to the provisions of Subsection 5.1.5 above) that provides for no portion of his or her Covered Compensation to be reduced under the Plan (or for a percent of his or her Covered Compensation to be reduced on a pre-tax basis under the Plan that is different than his or her applicable percentage or for the amount of such reduction to be contributed to the Plan as other than Pre-Tax Elective Savings Contribution).

5.1.8    Any Savings Agreement or amended Savings Agreement that becomes effective for a Participant under any of the foregoing provisions of this Section 5.1 shall remain in effect until the earlier of (i) the date the next amended Savings Agreement enrolled in or deemed to be enrolled in by the Participant pursuant to the foregoing provisions of this Section 5.1 becomes effective or (ii) the expiration of a reasonable administrative period that follows the date on which the Participant ceases to be a Covered Employee and that is set by the Committee in order to permit the Plan a reasonable period of time to render the applicable Savings Agreement ineffective.

5.1.9    Notwithstanding any other provision of the Plan, a Participant’s Savings Agreement cannot relate to any Covered Compensation of the Participant that is currently available prior to the adoption or effective date of the Savings Agreement.  In addition, except for occasional, bona fide administrative considerations, any contributions that are made to the Plan pursuant to a Participant’s Savings Agreement cannot precede the earlier of (i) the performance of the Participant’s services with respect to which such contributions are made or (ii) when the amount of such contributions would be currently available to the Participant in the absence of such Savings Agreement.  The provisions of this Subsection 5.1.9 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that is in effect on January 1, 2006, be effective as of January 1, 2006 with respect to Plan Years beginning on or after such date.

5.2       Catch-Up Contributions.  Notwithstanding any other provisions of the Plan (and Section 5.1 above in particular) to the contrary, any Participant who is otherwise eligible to elect to have Pre-Tax Elective Savings Contributions and/or Roth Elective Savings Contributions made for him or her under the Plan and who will have attained at least age 50 before the close of a calendar year (or a taxable year of the Participant that begins in such calendar year) shall be eligible to elect to make catch-up contributions (as defined in the following subsections of this Section 5.2) for such calendar year (or such taxable year).  The provisions of this Section 5.2 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2003, be effective as of January 1, 2003 with respect to Plan Years beginning on or after such date.

            5.2.1    For purposes of this Section 5.2 and the other provisions of the Plan, “catch-up contributions” means, with respect to any Participant and for any calendar year (or a taxable year of the Participant that begins in such calendar year), Pre-Tax Elective Contributions that are affirmatively elected by the Participant in accordance with the provisions of Section 5.1 above (as if they were permitted to be elected under such section) for any Pay Days occurring in such calendar year (or such taxable year) but which would not otherwise be permitted to be made or retained under the Plan by reason of the limits that otherwise apply to Pre-Tax Elective Savings Contributions under Section 401(a)(30), 401(k)(3), and 415(c) of the Code (and Subsection 5.1.3 above, Article 5A below, and Article 7A below that implement such Code sections) and under Subsection 5.1.2 above (that implements an Employer-designed limit under the Plan).  The determination of whether any of the Participant’s Pre-Tax Elective Savings Deferrals are catch-up contributions because they exceed any of the limits described in the immediately preceding sentence shall be determined (i) for a limit based on a Plan Year or limitation year, at the end of such year; or (ii) for a limit based on any other basis (such as a calendar year or taxable year of the Participant), as of the Pay Day that relates to such Pre-Tax Elective Contributions.  As is indicated above, the Participant’s catch-up contributions must be treated as Pre-Tax Elective Savings Contributions and shall not in any event be permitted to be treated as Roth Elective Savings Contributions.

5.2.2    In no event may a Participant elect to make catch-up contributions to the Plan for any calendar year (or any taxable year of the Participant that begins in such calendar year) in excess of the lesser of: (i) the difference between (A) the Participant’s Covered Compensation for such calendar year (or such taxable year) and (B) the Participant’s Pre-Tax Elective Savings Contributions that are not catch-up contributions (plus, if applicable, the Participant’s Roth Elective Savings Contributions) made on all Pay Days occurring in such year; or (ii) the applicable dollar catch-up limit established for such calendar year under and pursuant to Section 414(v)(2)(B)(i) of the Code, as such limit is adjusted under Code Section 414(v)(2)(C) by the Secretary of the Treasury or his or her delegate for such calendar year.  In accordance with such Code sections, the applicable dollar catch-up limit set forth in Code Section  414(v)(2)(B)(i), as adjusted under Section 414(v)(2)(C) of the Code, is:

(a)        $2,000 for the 2003 calendar year;

(b)        $3,000 for the 2004 calendar year;

(c)        $4,000 for the 2005 calendar year;

(d)        $5,000 for each of the 2006, 2007, and 2008 calendar years; and

(e)        a dollar amount to be determined under Code Sections 414(v)(2)(B)(i) and 414(v)(2)(C) for any calendar year beginning after 2008.

5.2.3    For purposes of effectively permitting each eligible Participant to make catch-up contributions, a Participant who is entitled to elect to make catch-up contributions to the Plan for any calendar year (or any taxable year of the Participant that begins in such calendar year) may elect to make Pre-Tax Elective Savings Contributions, Roth Elective Savings Contributions, or a combination thereof under the Plan for any Pay Day in such year under and subject to the provisions of Section 5.1 above that would otherwise be permitted for such Pay Day if the amount of the Participant’s Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions for such Pay Day equaled the sum of (i) the limits on Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions that could otherwise be made for such Pay Day if the provisions of this Section 5.2 were disregarded and (ii) the lesser of (A) the difference between the Participant’s Covered Compensation for such Pay Day and the Participant’s Pre-Tax Elective Savings Contributions that are not catch-up contributions (plus, if applicable, the Participant’s Roth Elective Savings Contributions) that are made for such Pay Day or (B) the difference between the limit described in clause (ii) of Subsection 5.2.2 above and all of the Participant’s catch-up contributions made for earlier Pay Days that occurred in the same calendar year (or taxable year) as the subject year.

5.2.4    Notwithstanding any other provisions of the Plan to the contrary, any catch-up contributions shall not be treated as Pre-Tax Elective Savings Contributions for purposes of, or as causing the Plan to fail the requirements of, Code Section 401(a)(30), 401(k)(3), 410(b), 415,  or 416 (or any of Subsection 5.1.3 above, Article 5A below, Article 7A below, or Article 15 below to the extent it implements any such Code section).

5.3       Savings Contributions.  Subject to the other provisions of the Plan, the Employer shall contribute to the Trust, on behalf of each active Participant who has a Savings Agreement in effect, those contributions called for under such Savings Agreement, if any.  Such contributions are described in this Plan as Savings Contributions.  As is indicated in Subsection 5.1.1 above, Savings Contributions can be Pre-Tax Elective Savings Contributions, Roth Elective Savings Contributions, and/or After-Tax Savings Contributions.  Savings Contributions applicable to any Participant shall be remitted by the Employer to the Trust, and allocated to the Participant’s Accounts, as soon as administratively practical.  For purposes of allocating Matching Contributions under the subsequent provisions of the Plan, any Savings Contributions shall be deemed to be made for the Pay Day to which such contributions relate and for the Plan Year during which such Pay Day occurs.  Savings Contributions shall be made in cash and shall not be dependent on net or accumulated profits of the Employer.

5.4       Pre- and After-Tax Nature of Savings Contributions.

5.4.1    As is indicated in Subsection 5.1.1 above, any active Participant who has in effect a Savings Agreement under the Plan shall specify (or be deemed to have specified) in such agreement the portion of the Savings Contributions resulting from such agreement which shall be considered as “Pre-Tax Elective Savings Contributions,” the portion of such Savings Contributions which shall be considered “Roth Elective Savings Contributions,” and the portion of such Savings Contributions which shall be considered “After-Tax Savings Contributions;” except that no active Participant who is believed to be a Highly Compensated Employee for a Plan Year shall be permitted to designate that any portion of his or her Savings Compensation for such Plan Year are After-Tax Savings Contributions.  (In addition, the Committee may, in order to make it easier for the Plan to meet the limits set forth in Articles 5A and 6A below, restrict the maximum amount of the Savings Contributions applicable to an active Participant who is then believed to be a Highly Compensated Employee which may be specified by the Participant as Pre-Tax Elective Savings Contributions, as Roth Elective Savings Contributions, or as Pre-Tax and Roth Elective Savings Contributions in the aggregate for any period to some percent of his or her Covered Compensation for such period which is less than the maximum percent of Covered Compensation he or she is otherwise permitted to elect to have contributed as Savings Contributions on his or her behalf for such period.)

5.4.2    For purposes of the Plan, any Savings Contributions applicable to an active Participant which are designated by the Participant as Pre-Tax Elective Savings Contributions shall be contributed to the Plan prior to the Participant being deemed in receipt of such amounts for Federal income tax purposes and shall thereby be considered to have been contributed on a “pre-tax” basis.

5.4.3    Further, for purposes of the Plan, any Savings Contributions applicable to an active Participant which are designated by the Participant as Roth Elective Savings Contributions or After-Tax Savings Contributions shall be contributed to the Plan after the Participant is deemed in receipt of such amounts for Federal income tax purposes and shall thereby be considered to have been contributed on an “after-tax” basis.

5.5       Savings Contributions Eligible for Match.  For purposes of determining the extent to which the Employer shall make Matching Contributions under Article 6 below, certain Savings Contributions made on behalf of an active Participant for any Plan Year are deemed to be “Basic Savings Contributions” which are used to help determine the amount of Matching Contributions for such Plan Year, and certain of such Savings Contributions are deemed to be “Additional Savings Contributions” which are not used to determine the amount of Matching Contributions for such Plan Year.  For this purpose, the portion of the Savings Contributions made on behalf of an active Participant for any Plan Year are deemed to be Basic Savings Contributions or Additional Savings Contributions in accordance with the rules set forth in the following subsections of this Section 5.5.

5.5.1    Any of the Participant’s Savings Contributions which are made for Pay Days that occur during any Plan Year beginning on or after January 1, 2009 and designated by the Participant as Pre-Tax Elective Savings Contributions and/or Roth Elective Savings Contributions (for purposes of this Section 5.5, collectively referred to as “Elective Savings Contributions”) shall be deemed to be Basic Savings Contributions for such Plan Year to the extent they do not exceed 5% of the Participant’s Covered Compensation for such Plan Year and shall be deemed to be Additional Savings Contributions for such Plan Year to the extent they do exceed 5% of the Participant’s Covered Compensation for such Plan Year.

5.5.2    For the Plan Year ending December 31, 2008, the combination of (i) the Participant’s Elective Savings Contributions made for Pay Days that occur in the period from the Effective Amendment Date through December 31, 2008 and (ii) the Participant’s savings contributions that are made under any Prior Plan with respect to Pay Days occurring in the period from January 1, 2008 through August 31, 2008 and would have been used to determine matching contributions for such Plan Year under such Prior Plan (if such plan had continued in effect to the end of such Plan Year and if for this purpose no further savings contributions were made by the Participant under such Prior Plan after August 31, 2008), shall be deemed to be Basic Savings Contributions for such Plan Year to the extent they do not exceed 5% of the Participant’s Covered Compensation for such Plan Year and shall be deemed to be Additional Savings Contributions for such Plan Year to the extent they do exceed 5% of the Participant’s Covered Compensation for such Plan Year.

5.5.3    Any of the Participant’s Savings Contributions which are made for a Pay Day which occurs on or after the Effective Amendment Date and designated by the Participant as After-Tax Savings Contributions shall be deemed to be Additional Savings Contributions.

5.6       Rollover Contributions.  A Covered Employee may, whether or not he or she is yet a Participant in the Plan under the provisions of Article 4 above, cause any distribution applicable to him or her from another eligible plan (as defined in Subsection 5.6.1 below) which he or she certifies is an eligible rollover distribution (within the meaning of the Code) to be paid directly from such other plan to this Plan pursuant to the terms of the Code, provided that (i) the Committee receives a written notice from the plan administrator or issuer of such other plan that the other plan has received a determination letter from the Internal Revenue Service concluding that the other plan is qualified as an eligible plan under the Code or that the other plan is intended to be an eligible plan and either is intending to obtain such determination letter or is not required under applicable Internal Revenue Service rules or the Code to obtain such a determination letter and (ii) the Committee has no information which shows that such payment is other than an eligible rollover contribution under the Code.  Any such payment to the Plan shall be referred to as a Rollover Contribution under the Plan.  Except as otherwise provided in Subsection 5.6.4 below, the provisions of this Section 5.6 shall not only be effective as of the Effective Amendment Date but shall also, for the Macy’s Immediate Prior Plan as in effect on January 1, 2002, be effective as of January 1, 2002 with respect to Rollover Contributions made on or after such date.

            5.6.1    For purposes of this Section 5.6, an “eligible plan” means: (i) a qualified plan described in Section 401(a) or 403(a) of the Code, including after-tax employee contributions held thereunder; (ii) an annuity contract described in Section 403(b) of the Code, excluding after-tax employee contributions held thereunder; and (iii) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

            5.6.2    If a Covered Employee makes a Rollover Contribution to the Plan but is not a Participant in the Plan under the provisions of Article 4 above, he or she shall still be considered a Participant under the other provisions of the Plan to the extent such other provisions concern the establishment of an Account to reflect such contribution, the investment, crediting of Plan earnings and losses, loaning, withdrawing, and distribution of such Account, and the administration of the Plan with respect to such Account, but he or she shall not be considered a Participant for any other purposes of the Plan until he or she qualifies as a Participant under the provisions of Article 4 above.

            5.6.3    Further, subject to such administrative rules as may be adopted by the Committee, a Rollover Contribution that is made by a Covered Employee to the Plan from another eligible plan that is a qualified plan described in Section 401(a) of the Code may include a promissory note that reflects a loan that was previously made by the other plan to the Covered Employee and that is still outstanding as of the date of the Rollover Contribution, provided that all of the conditions set forth in the following paragraphs of this Subsection 5.6.3 are met.

(a)        The Committee must receive information (e.g., a certification of the plan administrator of the other plan) that permits it to reasonably conclude that such loan was not previously included in the Covered Employee’s income for Federal income tax purposes by reason of the provisions of Section 72(p) of the Code and that such loan did not qualify as a prohibited transaction under Section 4975 of the Code or Section 406 of ERISA by reason of the provisions of Section 4975(d)(1) of the Code or Section 408(b)(1) of ERISA.

(b)        The loan must be secured by a portion of the amount of the Rollover Contribution that would be sufficient security for the loan under the Plan and the Committee’s policies if such loan had been made under the Plan at the time of the Rollover Contribution.

(c)        The only changes to the loan that need to be made by reason of its rollover to the Plan and in order to administer the loan properly under the Plan are to change the obligee under the loan to the Plan and, if necessary, to change minor administrative procedures concerning the payment of the loan (e.g., to change the dates on which payments under the loan will be paid to conform to the Pay Days that will apply to the Covered Employee while employed by the Employer, to permit payments to be made by payroll deductions from the Covered Employee’s pay from the Employer, to credit all payments on the loan to the Account to which the Rollover Contribution of which the loan note is a part is allocated, and to invest any payment on the loan in the Investment Fund or Funds in which such Account is invested at the time of the payment).

If the Committee permits a loan note to be included as part of a Covered Employee’s Rollover Contribution to the Plan under the provisions of this Subsection 5.6.3, then it may make such changes to the loan that are described in paragraph (c) above and otherwise administer the loan in accordance with the terms of the loan note.  Such loan shall not be deemed to be a loan made by the Plan under the terms of Section 7.9 below.

                        5.6.4    For purposes of any provisions of the Macy’s Immediate Prior Plan as in effect on January 1, 2002 that require an automatic lump sum payment of a Participant’s retirement or death benefit when the value of such benefit is $5,000 or less, any Rollover Contributions made by the Participant to the Plan (and any Trust income or loss allocable thereto) shall not be taken into account in determining whether the value of such benefit is $5,000 or less.  The provisions of this Subsection 5.6.4 shall only be effective with respect to benefits that commence to be paid on or after January 1, 2002 and prior to March 28, 2005.

5.7       Mistake of Fact.

5.7.1    Any After-Tax Savings Contributions contributed to the Plan for a Participant which have been made in an amount in excess of the amount of the After-Tax Savings Contributions elected by the Participant or which have been taken from Covered Compensation of the Participant paid when he or she was not a Participant in the Plan (after being adjusted by Trust income and losses which the Committee reasonably determines were attributable to such contributions) may be paid by the Trustee to the Participant (unless repayment is not administratively possible) as a correction of the mistake which led it to be contributed to the Plan, upon the receipt by the Trustee of a written notice of a Plan representative describing such mistake and requesting the payment of such contribution to the Participant.

5.7.2    Any other Savings Contributions made upon the basis of a mistaken factual assumption may be repaid by the Trustee to the Employer (unless repayment is not administratively possible) as a correction of such mistaken factual assumption, upon the receipt by the Trustee within one year from the date of such contribution of a written notice of the Employer describing such mistaken factual assumption and requesting the return of such contributions.  Trust income attributable to such contributions shall not be paid to the Employer, but Trust losses attributable to such contributions shall reduce the amount which is otherwise to be paid.

5.7.3    Any Rollover Contribution of a Participant which the Committee later determines was not an eligible rollover contribution under an appropriate provision of the Code may be distributed (after being adjusted by Trust income and losses which the Committee reasonably determines were attributable to such contribution) to the Participant within a reasonable administrative period after the Committee makes such determination.

5.7.4    Nothing in the foregoing provisions of this Section 5.7 shall be read so as to limit in any manner the ability of the Committee to correct any errors it discovers were made in the administration or operation of the Plan by any correction method that is permitted under the provisions of Subsection 13.2.4 below.

ARTICLE 5A

AVERAGE ACTUAL DEFERRAL PERCENTAGE RESTRICTIONS

5A.1    Average Actual Deferral Percentage Limits.  The Average Actual Deferral Percentage of the Highly Compensated Employees for any Plan Year that ends after the Effective Amendment Date (for purposes of this Section 5A.1, the “subject Plan Year”) must satisfy one of the following limits:

5A.1.1 Limitation 1:  The Average Actual Deferral Percentage of the Highly Compensated Employees for the subject Plan Year may not exceed the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year multiplied by 1.25; or

5A.1.2 Limitation 2:  The Average Actual Deferral Percentage of the Highly Compensated Employees for the subject Plan Year both may not exceed the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year multiplied by 2.0 and may not exceed the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year by more than two percentage points.

Notwithstanding the foregoing, the Employer may, if permitted under and if following such procedures as are set forth in regulations issued by the Secretary of the Treasury or his or her delegate, amend the Plan, for the subject Plan Year, so that the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the Plan Year which immediately precedes the subject Plan Year shall be used, instead of such percentage for the subject Plan Year, in determining whether the above limitations are met for the subject Plan Year.  Until the Employer so amends the Plan, however, the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year shall be used in determining whether the above limitations are met for the subject Plan Year.

5A.2    Special Rules for Average Actual Deferral Percentage Limits.  For purposes of the limits set forth in Section 5A.1 above, the special rules set forth in the following subsections of this Section 5A.2 shall apply.

5A.2.1  If, with respect to any Plan Year (for purposes of this Subsection 5A.2.1, the “subject Plan Year”), an Eligible Participant who is a Highly Compensated Employee for the subject Plan Year is or was eligible to participate in a cash or deferred arrangement, which qualifies under Section 401(k) of the Code and is contained in an aggregatable plan, then, for the purpose of determining the Actual Deferral Percentage of the Eligible Participant for the subject Plan Year under this Plan, any contributions made to such aggregatable plan that (i) are allocated to the Eligible Participant’s account under such aggregatable plan as of any dates within the subject Plan Year and (ii) would be treated as Pre-Tax Elective Savings Contributions or Roth Elective Savings Contributions of the Eligible Participant for the subject Plan Year had they been allowed and made under this Plan shall be treated as if they were Pre-Tax Elective Savings Contributions or Roth Elective Savings Contributions, as appropriate, of the Eligible Participant under this Plan for the subject Plan Year.  For purposes hereof, an “aggregatable plan” is a plan other than this Plan which is qualified under Section 401(a) of the Code, is maintained by an Affiliated Employer, and is not prohibited from being aggregated with this Plan for purposes of Section 410(b) of the Code under Treasury Regulations Section 1.410(b)-7.  The provisions of this Subsection 5A.2.1 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2006, be effective as of January 1, 2006 with respect to Plan Years beginning on or after such date.

5A.2.2 To be counted in determining whether the Average Actual Deferral Percentage limits are met for any Plan Year, any Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions must be paid to the Trust before the end of the Plan Year which next follows the Plan Year to which such contributions relate.

5A.2.3 For purposes of this Article 5A and the other provisions of the Plan, Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions are treated as being made on behalf of an Eligible Participant for a Plan Year if such contributions relate to Pay Days of the Eligible Participant which occur during such Plan Year.

5A.3    Distribution of Excess Contributions.  Subject to the provisions of this Section 5A.3 but notwithstanding any other provision of the Plan to the contrary, any Excess Contributions applicable to any Plan Year (for purposes of this Section 5A.3, the “subject Plan Year”) shall be distributed during (but no later than the last day of) the immediately following Plan Year to Eligible Participants who were Highly Compensated Employees for the subject Plan Year.  (Such Excess Contributions, even if distributed, shall still be treated as part of the annual addition, as defined in Subsection 7A.2.1(a) below, for the subject Plan Year.)

5A.3.1 For purposes of the Plan, “Excess Contributions” for the subject Plan Year means the amount (if any) by which the aggregate sum of Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions paid to the Trust for the subject Plan Year on behalf of Eligible Participants who are Highly Compensated Employees for the subject Plan Year exceeds the maximum amount of the sum of such Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions which could have been made and still have satisfied one of the limitations set forth in Section 5A.1 above for the subject Plan Year.

5A.3.2 The Excess Contributions for the subject Plan Year shall be determined, and applied to Eligible Participants who are Highly Compensated Employees for the subject Plan Year for distribution purposes, in accordance with the methods described in paragraphs (a) and (b) of this Subsection 5A.3.2.

(a)        The total amount of Excess Contributions for the subject Plan Year shall be deemed to be the sum of the Excess Contributions which are determined to apply to each Eligible Participant who is a Highly Compensated Employee for the subject Plan Year under the leveling method which is described in this paragraph (a).  Under this leveling method, the Actual Deferral Percentage of the Highly Compensated Employee(s) with the highest Actual Deferral Percentage for the subject Plan Year is reduced to the extent required to enable one of the applicable limitations set forth in Section 5A.1 above to be satisfied for the subject Plan Year or to cause such Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee(s) with the next highest Actual Deferral Percentage for the subject Plan Year, whichever comes first.  This process is repeated as necessary until one of the applicable limitations set forth in Section 5A.1 above is satisfied for the subject Plan Year.  For each Highly Compensated Employee, his or her amount of Excess Contributions for the subject Plan Year under this leveling method is equal to: (i) the total of the sum of the Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions paid to the Trust for the subject Plan Year on his or her behalf (determined before the application of this leveling method), less (ii) the amount determined by multiplying the Highly Compensated Employee’s Actual Deferral Percentage for the subject Plan Year (determined after the application of this leveling method) by his or her ADP Compensation for the subject Plan Year.  In no event shall the Excess Contributions which are determined to apply to a Highly Compensated Employee for the subject Plan Year under this leveling method exceed the total of the sum of the Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions paid to the Trust on his or her behalf for the subject Plan Year (determined before application of this leveling method).  However, the leveling method described in this paragraph (a) is used only to determine the total sum of Excess Contributions for the subject Plan Year and is not used to determine the portion of such total sum of Excess Contributions which will be distributed to any Eligible Participant who is a Highly Compensated Employee for the subject Plan Year; instead, the method for determining the portion of such Excess Contributions which will be distributed to each such Highly Compensated Employee is described in paragraph (b) below.

(b)        The portion of the total sum of Excess Contributions for the subject Plan Year which will be distributed to any Eligible Participant who is a Highly Compensated Employee for the subject Plan Year shall be determined under the dollar amount reduction method described in this paragraph (b).  Under this dollar amount reduction method, the dollar amount of the sum of the Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions made to the Trust for the subject Plan Year on behalf of the Highly Compensated Employee(s) with the highest dollar amount of Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions for the subject Plan Year is reduced to the extent required to equal the dollar amount of the Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions made to the Trust for the subject Plan Year on behalf of the Highly Compensated Employee(s) with the next highest dollar amount of Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions for the subject Plan Year or to cause the total dollar amount of the reductions in Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions for the subject Plan Year under this dollar amount reduction method to equal the total sum of the Excess Contributions for the subject Plan Year (as determined under the leveling method described in paragraph (a) above), whichever comes first.  This process is repeated as necessary until the total dollar amount of the reductions in Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions for the subject Plan Year equals the total sum of the Excess Contributions for the subject Plan Year (as determined under the leveling method described in paragraph (a) above).  For each Highly Compensated Employee, his or her portion of the total amount of the Excess Contributions for the subject Plan Year which will be distributed to him or her is equal to the total dollar amount of the reductions made in his or her Pre-Tax Savings Contributions and Roth Elective Savings Contributions for the subject Plan Year under this dollar amount reduction method.  Any such distribution shall constitute Pre-Tax Elective Savings Contributions to the extent possible (and, only to the extent necessary, shall constitute Roth Elective Savings Contributions).

5A.3.3  The distribution of any portion of the Excess Contributions for the subject Plan Year to an Eligible Participant under the provisions of this Section 5A.3 shall be adjusted upward for the Trust’s income allocable thereto (or downward for the Trust’s loss allocable thereto) for the subject Plan Year and, when the subject Plan Year begins prior to January 1, 2008, for the gap period that applies to the subject Plan Year, as determined under this Subsection 5A.3.3.  For purposes of this Subsection 5A.3, the “gap period” that applies to the subject Plan Year (when the subject Plan Year begins prior to January 1, 2008) refers to the period after the close of the subject Plan Year and prior to the distribution.  For purposes hereof, the Trust’s income (or loss) allocable to any such Excess Contributions shall for the subject Plan Year, and for the gap period that applies to the subject Plan Year (when the subject Plan Year begins prior to January 1, 2008), be determined under any reasonable method that is adopted by the Committee for this purpose.  Such method shall be used consistently for all Participants and for all corrective distributions made under the Plan for the subject Plan Year, shall not violate the requirements of Code Section 401(a)(4), and shall be a method that is reasonably consistent with the method used by the Plan for allocating income and losses to Participants’ Accounts for the subject Plan Year.  The method adopted by the Committee to determine the Trust’s income (or loss) allocable to any Excess Contributions applicable to the subject Plan Year shall not be treated as other than a reasonable method merely because the Trust’s income (or loss) allocable to such Excess Contributions is determined on a date no more than seven days before the distribution of such contributions.  The provisions of this Subsection 5A.3.3 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2006, be effective as of January 1, 2006 with respect to Plan Years beginning on or after such date.

5A.3.4 If any Excess Contributions applicable to an Eligible Participant and for the subject Plan Year are distributed to the Eligible Participant under the provisions of this Section 5A.3, then, pursuant to Section 411(a)(3)(G) of the Code and Treasury Regulations Section 1.411(a)-4(b)(7), any Matching Contributions which are allocated to the Eligible Participant’s Matching Account for the subject Plan Year by reason of such Excess Contributions (and not yet distributed or forfeited under the Plan by the date the Excess Contributions are distributed) shall, together with the Trust’s income allocable thereto (or less the Trust’s loss allocable thereto) for the subject Plan Year and, when the subject Plan Year begins prior to January 1, 2008, for the gap period that applies to the subject Plan Year, be forfeited as of the day such Excess Contributions are distributed to the Eligible Participant (and such forfeited amounts shall be reallocated to Accounts of Participants in accordance with later provisions of the Plan).  For these purposes, the Trust’s income (or loss) allocable to any such forfeited Matching Contributions shall for the subject Plan Year, and for the gap period that applies to the subject Plan Year (when the subject Plan Year begins prior to January 1, 2008), be determined under any reasonable method that is adopted by the Committee for this purpose.  Such method shall be used consistently for all Participants and for all corrective distributions made under the Plan for the subject Plan Year, shall not violate the requirements of Code Section 401(a)(4), and shall be a method that is reasonably consistent with the method used by the Plan for allocating income and losses to Participants’ Accounts for the subject Plan Year.  The method adopted by the Committee to determine the Trust’s income (or loss) allocable to any such forfeited Matching Contributions applicable to the subject Plan Year shall not be treated as other than a reasonable method merely because the Trust’s income (or loss) allocable to such forfeited Matching Contributions is determined on a date no more than seven days before the forfeiture of such contributions.  The provisions of this Subsection 5A.3.4 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2006, be effective as of January 1, 2006 with respect to Plan Years beginning on or after such date.

5A.3.5 Any distribution of Excess Contributions (and any Trust income or loss allocable thereto) to an Eligible Participant under the foregoing provisions of this Article 5A shall be made from the portion of the Eligible Participant’s Accounts that is attributable to his or her Pre-Tax Elective Savings Contributions to the extent such Excess Contributions reflect Pre-Tax Elective Savings Contributions and (ii) be made from the portion of the Eligible Participant’s Accounts that is attributable to his or her Roth Elective Savings Contributions to the extent such Excess Contributions reflect Roth Elective Savings Contributions.  If the entire balance of the portion of the Eligible Participant’s Accounts that is attributable to his or her Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions is distributed to the Eligible Participant prior to when a distribution of Excess Contributions is to be made for the subject Plan Year (and no balance remains in that Account portion when such Excess Contribution distribution is to be made), then such prior distribution shall be deemed for all purposes of this Plan as a distribution under this Section 5A.3 of the Excess Contributions to the Eligible Participant for the subject Plan Year (and Trust income or loss allocable thereto) to the extent Excess Contributions (and allocable Trust income or losses) would otherwise have been required to be distributed to the Eligible Participant from such Account portion under this Section 5A.3.

5A.3.6 Notwithstanding any other provision of the Plan to the contrary, the limitations set forth in Section 5A.1 above shall be deemed met for the subject Plan Year if the Excess Contributions for the subject Plan Year are distributed in accordance with and to the extent required by the foregoing provisions of this Section 5A.3.

5A.3.7 If any Excess Contributions applicable to the subject Plan Year are not distributed to the appropriate Eligible Participants within 2-1/2 months after the last day of the subject Plan Year, an excise tax shall be imposed under Code Section 4979 on the Employer in an amount generally equal to 10% of such Excess Contributions (unadjusted for income or loss allocable thereto).

5A.4    Definitions for Average Actual Deferral Percentage Limits.  Except as is otherwise provided in the Plan, for purposes of the limits set forth in this Article 5A, the definitions set forth in the following subsections of this Section 5.A.4 shall apply.

5A.4.1 “Average Actual Deferral Percentage” for any Plan Year means: (i) with respect to the Highly Compensated Employees, the average (to the nearest one-hundredth of a percent) of the Actual Deferral Percentages of the Eligible Participants who are Highly Compensated Employees for such Plan Year; and (ii) with respect to the Non-Highly Compensated Employees, the average (to the nearest one-hundredth of a percent) of the Actual Deferral Percentages of the Eligible Participants who are Non-Highly Compensated Employees for such Plan Year.

5A.4.2 “Actual Deferral Percentage” for any Plan Year means, with respect to any person who is an Eligible Participant for such Plan Year, the ratio (expressed as a percentage to the nearest one-hundredth of a percent) of the sum of the Pre-Tax Elective Savings Contributions and the Roth Elective Savings Contributions made on behalf of the Eligible Participant for such Plan Year to the ADP Compensation of the Eligible Participant for such Plan Year.  The Actual Deferral Percentage of a person who is an Eligible Participant for such Plan Year but who does not have any Pre-Tax Savings Contributions or Roth Elective Savings Contributions made on his or her behalf for such Plan Year is 0%.

5A.4.3 “ADP Compensation” means, with respect to any person who is an Eligible Participant and for any Plan Year, the Eligible Participant’s Compensation received for services as a Covered Employee during such entire Plan Year (regardless of whether he or she is a Participant for the entire Plan Year or for only part but not all of such Plan Year).

5A.4.4 “Eligible Participant” means, for any Plan Year, each person who is both a Participant under the Plan and a Covered Employee during at least part of such Plan Year.

5A.5    Disaggregating Portions of Plan.  The provisions of Sections 5A.1 through 5A.4 above shall be applied separately for the portion of this Plan which covers Participants who are not collectively bargained employees and the portion of the Plan which covers Participants who are collectively bargained employees and as if each such portion were a separate plan.  For purposes hereof, a “collectively bargained employee” is an Employee who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Employer, provided retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer.

5A.6    Special Rule for 2008 Plan Year.  Notwithstanding any other provision of the Plan to the contrary, for the Plan Year that ends on December 31, 2008, the foregoing sections of this Article 5A shall be applied as if the Macy’s Immediate Prior Plan as in effect from January 1, 2008 through August 31, 2008, the May Profit Sharing Plan as in effect from January 1, 2008 through August 31, 2008, and this Plan as in effect from the Effective Amendment Date through December 31, 2008 were one “combined” plan and that all of the foregoing sections of this Article 5A apply to such “combined” plan for the entire Plan Year ending December 31, 2008.

ARTICLE 5B

EXCESS DEFERRAL DISTRIBUTIONS

5B.1     Distribution of Excess Deferral.

5B.1.1  If any Participant certifies in writing (i) that his or her tax year for Federal income tax purposes is the same period as constitutes a Plan Year, (ii) that a specific amount of the Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions he or she has made under the Plan for any Plan Year (for purposes of this Article 5B, the “subject Plan Year”), which amount is set forth in such certification, when added to all other Elective Contributions made by or on behalf of the Participant for the subject Plan Year under other plans, contracts, and accounts, exceeds the Applicable Limit for the subject Plan Year (with such excess amount referred to in this Article 5B as the Participant’s “excess deferral” for the subject Plan Year), and (iii) such certification is filed with a Plan representative by the first March 1 following the end of the subject Plan Year, then the Participant’s excess deferral for the subject Plan Year shall be distributed to the Participant by the first April 15 following the end of the subject Plan Year.

5B.1.2  For purposes hereof, the Participant shall automatically be deemed to provide a certification described in Subsection 5B.1.1 above on a timely basis for the subject Plan Year with respect to an excess deferral that is no less than the amount of the Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions made under the Plan by the Participant for the subject Plan Year that, when added only to all other Elective Contributions made by or on behalf of the Participant for the subject Plan Year under other plans maintained by the Employer, exceeds the Applicable Limit for the subject Plan Year.

5B.1.3  The distribution of a Participant’s excess deferral for the subject Plan Year shall constitute Pre-Tax Elective Savings Contributions to the extent possible (and, only to the extent still necessary, shall constitute Roth Elective Savings Contributions) and shall also be subject to the rules specified in Section 5B.2 below.

5B.2     Special Rules Applicable to Distribution of Excess Deferral.

5B.2.1  Notwithstanding any provision of Section 5B.1 above that may be read to the contrary, the distribution of a Participant’s excess deferral for any Plan Year (for purposes of this Section 5B.2.1, the “subject Plan Year”) that is required under the provisions of Section 5B.1 above may be made during the subject Plan Year (and not just after the end of such year) only if the Participant’s certification (or deemed certification) that is described in Section 5B.1 above occurs during the subject Plan Year, if the distribution is made after the date on which the Plan receives the excess deferral, and if the Plan designates the distribution as a distribution of an excess deferral.

5B.2.2  In addition, and also notwithstanding any provision of Section 5B.1 above that may be read to the contrary, the distribution of a Participant’s excess deferral for any Plan Year (for purposes of this Subsection 5B.2.2, the “subject Plan Year”) that is required under the provisions of Section 5B.1 above shall be adjusted upward for the Trust’s income allocable thereto (or downward for the Trust’s loss allocable thereto) for the subject Plan Year (and, if the distribution is made after the end of the subject Plan Year, for the gap period that applies to the subject Plan Year), as determined under this Subsection 5B.2.2.  For purposes of this Section 5B.2, the “gap period” that applies to any subject Plan Year refers to the period after the close of the subject Plan Year and prior to the distribution.  For purposes hereof, the Trust’s income (or loss) allocable to a Participant’s excess deferral for any subject Plan Year shall be determined under any reasonable method that is adopted by the Committee for this purpose.  Such method shall be used consistently for all Participants and for all corrective distributions made under the Plan for the subject Plan Year, shall not violate the requirements of Code Section 401(a)(4), and shall be a method that is reasonably consistent with the method used by the Plan for allocating income and losses to Participants’ Accounts for the subject Plan Year.  The method adopted by the Committee to determine the Trust’s income (or loss) allocable to an excess deferral applicable to a subject Plan Year shall not be treated as other than a reasonable method merely because the Trust’s income (or loss) allocable to such excess deferral is determined on a date no more than seven days before the distribution of such deferral.  The provisions of this Subsection 5B.2.2 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2006, be effective as of January 1, 2006 with respect to Plan Years beginning on or after such date.

5B.2.3  If any excess deferral applicable to a Participant and for any Plan Year (for purposes of this Subsection 5B.2.3, the “subject Plan Year”) is distributed to the Participant under the provisions of this Article 5B, then, pursuant to Section 411(a)(3)(G) of the Code and Treasury Regulations Section 1.411(a)-4(b)(7), any Matching Contributions which are allocated to the Participant’s Matching Account for such Plan Year by reason of such excess deferral (and not yet distributed or forfeited under the Plan by the date the excess deferral is distributed) shall, together with the Trust’s income allocable thereto (or less the Trust’s loss allocable thereto) for the subject Plan Year and for the gap period that applies to the subject Plan Year, be forfeited as of the day such excess deferral is distributed to the Participant (and such forfeited amounts shall be reallocated to Accounts of Participants in accordance with later provisions of the Plan).  For these purposes, the Trust’s income (or loss) allocable to any such forfeited Matching Contributions shall, for the subject Plan Year and for the gap period that applies to the subject Plan Year, be determined under any reasonable method that is adopted by the Committee for this purpose.  Such method shall be used consistently for all Participants and for all corrective distributions made under the Plan for the subject Plan Year, shall not violate the requirements of Code Section 401(a)(4), and shall be a method that is reasonably consistent with the method used by the Plan for allocating income and losses to Participants’ Accounts for the subject Plan Year.  The method adopted by the Committee to determine the Trust’s income (or loss) allocable to any such forfeited Matching Contributions applicable to a subject Plan Year shall not be treated as other than a reasonable method merely because the Trust’s income (or loss) allocable to such forfeited Matching Contributions is determined on a date no more than seven days before the forfeiture of such contributions.  The provisions of this Subsection 5B.2.3 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2006, be effective as of January 1, 2006 with respect to Plan Years beginning on or after such date.

5B.2.4  The amount of any excess deferral of a Participant that is applicable to a Plan Year and otherwise distributable under the foregoing provisions of this Article 5B shall be reduced by any prior distribution of Excess Contributions (as defined in Section 5A.3 above) applicable to such Plan Year that are made to the Participant under the provisions of Article 5A above.  For reporting purposes, to the extent the distribution of Excess Contributions reduces the distribution of an excess deferral hereunder, such distribution shall be treated as a distribution of the excess deferral instead of a distribution of Excess Contributions.

5B.2.5  Any distribution of an excess deferral (and any Trust income or loss allocable thereto) to a Participant under the foregoing provisions of this Article 5B shall (i) be made from the portion of the Participant’s Accounts that is attributable to his or her Pre-Tax Elective Savings Contributions to the extent such excess deferral reflects Pre-Tax Elective Savings Contributions and (ii) be made from the portion of the Participant’s Accounts that is attributable to his or her Roth Elective Savings Contributions to the extent such excess deferral reflects Roth Elective Savings Contributions.

5B.2.6  Notwithstanding any other provision of the Plan to the contrary, any excess deferral that is applicable to a Participant for a subject Plan Year shall, if distributed, not be treated as part of the annual addition, as defined in Subsection 7A.2.1(a) below, for the subject Plan Year.  Further, notwithstanding any provision of Article 5A above to the contrary, to the extent an excess deferral for a subject Plan Year that is applicable to a Participant who is a Non-Highly Compensated Employee for such Plan Year would still be considered an excess deferral if only Elective Contributions under this Plan were taken into account, it shall not be taken into account as Pre-Tax Elective Savings Contributions or Roth Elective Savings Contributions for purposes of determining the Participant’s Actual Deferral Percentage for such Plan Year under the provisions of Article 5A above.

5B.3     Definitions for Excess Deferral Requirements.  For purposes of the limits set forth in this Article 5B, the definitions set forth in the following subsections of this Section 5B.3 shall apply.

5B.3.1  “Elective Contributions” means, with respect to a Participant and any Plan Year, any contributions made by or on behalf of the Participant to plans, contracts, or accounts that are treated as elective deferrals for purposes of Section 402(g) of the Code.  Such contributions generally include employer contributions made under a qualified cash or deferred arrangement (as defined in Code Section 401(k)) to the extent either not includable in income under Code Section 402(e)(3) or to the extent it qualifies as a designated Roth contribution under Code Section 402A(c)(1), employer contributions to a simplified employee pension to the extent not includable in income under Code Section 402(h)(1)(B), employer contributions to purchase an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement, and elective employer contributions to a simple retirement plan under Code Section 408(p)(2)(A)(I).

5B.3.2  “Applicable Limit” means, with respect to any Participant and any Plan Year, the maximum amount of Elective Contributions made by or on behalf of the Participant for such Plan Year that can be excluded from the Participant’s income for Federal income tax purposes under the provisions of Section 402(g) of the Code and/or treated as designated Roth contributions under Section 402A(c)(1) of the Code.

5B.4     Special Rule for 2008 Plan Year.  Notwithstanding any other provision of the Plan to the contrary, for the Plan Year that ends on December 31, 2008, the foregoing sections of this Article 5B shall be applied as if the Macy’s Immediate Prior Plan as in effect from January 1, 2008 through August 31, 2008, the May Profit Sharing Plan as in effect from January 1, 2008 through August 31, 2008, and this Plan as in effect from the Effective Amendment Date through December 31, 2008 were one “combined” plan and that all of the foregoing sections of this Article 5B apply to such “combined” plan for the entire Plan Year ending December 31, 2008.

ARTICLE 6

MATCHING CONTRIBUTIONS

6.1       Annual Amount of Matching Contributions.  For each Plan Year which ends after the Effective Amendment Date, the Employer shall contribute amounts to the Trust in addition to the Savings Contributions elected by Participants for such Plan Year.  Such additional contributions shall be referred to in the Plan as “Matching Contributions.”  Subject to the other provisions of the Plan, the amount of Matching Contributions which shall be made by the Employer for any Plan Year which ends after the Effective Amendment Date (for purposes of this Section 6.1, the “subject Plan Year”) shall be the amount determined under the following subsections of this Section 6.1.

6.1.1    Subject to the provisions of Subsections 6.1.2, 6.1.3, and 6.1.4 below, the amount of Matching Contributions which shall be made by the Employer for the subject Plan Year shall be determined by the Employer in its sole discretion and set forth by resolution or other written action taken by the Board (or any committee of the Board or officer or officers of Macy’s to which or whom the powers described in this Subsection 6.1.1 are delegated by the Board) by the time by which any Matching Contributions for the subject Plan Year must be made pursuant to the provisions of Section 6.2 below.  Notwithstanding the foregoing, if no such resolution or other written action is so taken, then the amount of Matching Contributions which shall be made by the Employer for the subject Plan Year shall be the minimum amount of such contributions as determined under the provisions of Subsection 6.1.2 below.

6.1.2    In no event shall the amount of the Matching Contributions to be made by the Employer for the subject Plan Year be less than a minimum amount as determined under this Subsection 6.1.2.  The minimum amount of the Matching Contributions to be made by the Employer for the subject Plan Year shall be equal to 33-1/3% of the aggregate amount of Basic Savings Contributions made for the subject Plan Year on behalf of all Participants who are Match Eligible Participants for the subject Plan Year (as such Participants are determined under the provisions of Subsection 7.2.2 below).

6.1.3    Subject to the provisions of Subsections 6.1.4 below, in no event shall the amount of the Matching Contributions to be made by the Employer for the subject Plan Year be greater than a maximum amount as determined under this Subsection 6.1.3.  The maximum amount of the Matching Contributions to be made by the Employer for the subject Plan Year shall be equal to 100% of the aggregate amount of Basic Savings Contributions made for the subject Plan Year on behalf of all Participants who are Match Eligible Participants for the subject Plan Year (as such Participants are determined under the provisions of Subsection 7.2.2 below).

6.1.4    To the extent permitted by Section 9.5 below, any forfeitures arising during the subject Plan Year shall be used to reduce and be substituted in place of those Matching Contributions which are otherwise required or determined for the subject Plan Year under the foregoing provisions of this Section 6.1.  For purposes of the foregoing provisions of this Section 6.1 and also for purposes of Section 7.2 below (which concerns the allocation of Matching Contributions), any forfeitures (or other amounts) which are used to reduce and substitute for any Matching Contributions for the subject Plan Year shall be considered as if they were such Matching Contributions for the subject Plan Year.

6.2       Time and Form of Matching Contributions.

6.2.1    The Matching Contributions for any Plan Year that ends after the Effective Amendment Date may be paid in one or more installments, but the total amount to be contributed must be paid to the Trust on or before the last date permitted by applicable law for deduction of such contributions for the tax year of the Employer in which such Plan Year ends.

6.2.2    In addition, any such Matching Contributions that are allocated to a Participant’s Account under the subsequent provisions of the Plan shall not in any event be contributed to the Trust: (i) before the Savings Agreement that results in the Savings Contributions with respect to which the Matching Contributions are allocated is entered into by the Participant, or (ii) except for occasional, bona fide administrative considerations, before the earlier of (A) the performance of the Participant’s services with respect to which such Savings Contributions are made or (B) when the amount of such Savings Contributions would be currently available to the Participant in the absence of such Savings Agreement.  The provisions of this Subsection 6.2.2 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2006, be effective as of January 1, 2006 with respect to Plan Years beginning on or after such date.

6.2.3    Further, any Matching Contributions made for any Plan Year that ends after the Effective Amendment Date shall be allocated among Participants’ Accounts as of the last day of such Plan Year or as soon as administratively practical after such contributions are paid to the Trust, whichever is later.

6.2.4    The Matching Contributions made for any Plan Year that ends after the Effective Amendment Date shall be made in cash.

6.3       Mistake of Fact.  Any Matching Contributions made upon the basis of a mistaken factual assumption shall be repaid by the Plan to the Employer (unless repayment is not administratively possible) as a correction of such mistaken factual assumption, upon the receipt by the Trustee within one year from the date of such contributions of a written notice of the Employer describing such mistaken factual assumption and requesting the return of such contributions.  Plan income attributable to such contributions may not be paid to the Employer, but Plan losses attributable to such contributions shall reduce the amount which is otherwise to be paid.  Nothing in the foregoing provisions of this Section 6.3 shall be read so as to limit in any manner the ability of the Committee to correct any errors it discovers were made in the administration or operation of the Plan by any corrective method that is permitted under the provisions of Subsection 13.2.4 below.

ARTICLE 6A

AVERAGE ACTUAL CONTRIBUTION PERCENTAGE RESTRICTIONS

6A.1    Average Actual Contribution Percentage Limits.  The Average Actual Contribution Percentage for Highly Compensated Employees for any Plan Year which ends after the Effective Amendment Date (for purposes of this Section 6A.1, the “subject Plan Year”) must satisfy one of the following limits:

6A.1.1 Limitation 1:  The Average Actual Contribution Percentage of the Highly Compensated Employees for the subject Plan Year may not exceed the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year multiplied by 1.25; or

6A.1.2 Limitation 2:  The Average Actual Contribution Percentage of the Highly Compensated Employees for the subject Plan Year both may not exceed the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year multiplied by 2.0 and may not exceed the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year by more than two percentage points.

Notwithstanding the foregoing, the Employer may, if permitted under and if following such procedures as are set forth in regulations issued by the Secretary of the Treasury or his or her delegate, amend the Plan, for the subject Plan Year, so that the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the Plan Year which immediately precedes the subject Plan Year shall be used, instead of such percentage for the subject Plan Year, in determining whether the above limitations are met for the subject Plan Year.  Until the Employer so amends the Plan, however, the Average Actual Contribution Percentage of the Non-Highly Compensated Employees for the subject Plan Year shall be used in determining whether the above limitations are met for the subject Plan Year.

6A.2    Special Rules for Average Actual Contribution Percentage Limits.  For purposes of the limits set forth in Section 6A.1 above, the special rules set forth in the following subsections of this Section 6A.2 shall apply.

6A.2.1  If, with respect to any Plan Year (for purposes of this Subsection 6A.2.1, the “subject Plan Year”), an Eligible Participant who is a Highly Compensated Employee for the subject Plan Year is or was eligible to participate in an aggregatable plan of which a part is subject to the provisions of Section 401(m) of the Code, then, for the purpose of determining the Actual Contribution Percentage of the Eligible Participant for the subject Plan Year under this Plan, any contributions made to such aggregatable plan that (i) are allocated to the Eligible Participant’s account under such aggregatable plan as of any dates within the subject Plan Year and (ii) would be treated as After-Tax Savings Contributions or Matching Contributions made by or for the Eligible Participant for the subject Plan Year had they been allowed and made under this Plan shall be treated as if they were After-Tax Savings Contributions or Matching Contributions made by or for the Eligible Participant under this Plan for the subject Plan Year.  For purposes hereof, an “aggregatable plan” is a plan other than this Plan which is qualified under Section 401(a) of the Code, is maintained by an Affiliated Employer, and is not prohibited from being aggregated with this Plan for purposes of Section 410(b) of the Code under Treasury Regulations Section 1.410(b)-7.  The provisions of this Subsection 6A.2.1 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2006, be effective as of January 1, 2006 with respect to Plan Years beginning on or after such date.

6A.2.2  For purposes of determining if the Average Actual Contribution Percentage limits of Section 6A.1 above are met for any Plan Year (for purposes of this Subsection 6A.2.2, the “subject Plan Year”), the Plan may treat any Pre-Tax Elective Savings Contributions and/or Roth Elective Savings Contributions (as provided for in Article 5 above) which are made on behalf of an Eligible Participant who is treated as a Non-Highly Compensated Employee for purposes of determining the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year or the immediately preceding Plan Year (whichever of such Plan Years is used to determine such percentage for purposes of the limits of Section 6A.1 which apply to the subject Plan Year) as being Matching Contributions of such Eligible Participant for such Plan Year to the extent the treatment of such Pre-Tax Elective Savings Contributions and/or Roth Elective Savings Contributions as Matching Contributions is helpful in meeting the limits of Section 6A.1 above for the subject Plan Year, provided that (i) the limits of Section 5A.1 above are still met for the subject Plan Year even if the Pre-Tax Elective Savings Contributions and/or Roth Elective Savings Contributions being treated as Matching Contributions hereunder are disregarded for purposes of meeting such limits and (ii) the Plan Year for which the Average Actual Deferral Percentage of the Non-Highly Compensated Employees for the subject Plan Year is determined for purposes of applying the Average Actual Deferral Percentage limits of Section 5A.1 above for the subject Plan Year (which Plan Year may be the subject Plan Year or the immediately preceding Plan Year) is the same Plan Year for which the Average Actual Contribution Percentage of the Non-Highly Compensated Employees is determined for purposes of applying the Average Actual Contribution Percentage limits of Section 6A.1 above for the subject Plan Year.  The provisions of this Subsection 6A.2.2 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2006, be effective as of January 1, 2006 with respect to Plan Years beginning on or after such date.

6A.2.3 To be counted in determining whether the Average Actual Contribution Percentage limits are met for any Plan Year, any Matching Contributions, After-Tax Savings Contributions, Pre-Tax Elective Savings Contributions, or Roth Elective Savings Contributions must be paid to the Trust before the end of the Plan Year which next follows the Plan Year to which such contributions relate.

6A.2.4 Notwithstanding any other provisions herein to the contrary, any Matching Contributions which are forfeited under Subsection 5A.3.4 above (or Subsection 5B.2.3 above) by reason of relating to Excess Contributions described in Article 5A above (or an excess deferral described in Article 5B above) which are (or is) distributed to an Eligible Participant shall not be taken into account in determining the Eligible Participant’s Actual Contribution Percentage for any Plan Year or considered as Matching Contributions for any other purpose under this Article 6A.

6A.2.5 For purposes of this Article 6A, Matching Contributions or After-Tax Savings Contributions are treated as being made on behalf of an Eligible Participant “for a Plan Year” if such contributions are allocated to an Account of the Eligible Participant by reason of Basic Savings Contributions which relate to Pay Days of the Eligible Participant which fall in such Plan Year.

6A.3    Distribution or Forfeiture of Excess Aggregate Contributions.  Subject to the provisions of this Section 6A.3 but notwithstanding any other provision of the Plan to the contrary, any Excess Aggregate Contributions applicable to any Plan Year which begins after the Effective Amendment Date (for purposes of this Section 6A.3, the “subject Plan Year”) shall be distributed no later than the last day of the immediately following Plan Year to Eligible Participants who were Highly Compensated Employees for the subject Plan Year or forfeited no later than as of the last day of such immediately following Plan Year, in accordance with the following subsections of this Section 6A.3.  (Such Excess Aggregate Contributions shall still be treated as part of the annual addition, as defined in Subsection 7A.2.1(a) below, for the subject Plan Year.)

6A.3.1 For purposes of this Section 6A.3 and the other provisions of the Plan, “Excess Aggregate Contributions” for the subject Plan Year means the amount (if any) by which the aggregate sum of Matching Contributions and After-Tax Savings Contributions paid to the Trust for the subject Plan Year on behalf of Eligible Participants who are Highly Compensated Employees for the subject Plan Year exceeds the maximum amount of such Matching Contributions and After-Tax Savings Contributions which could have been made and still have satisfied one of the limitations set forth in Section 6A.1 above for the subject Plan Year.

6A.3.2 The Excess Aggregate Contributions for the subject Plan Year shall be determined, and applied to Eligible Participants who are Highly Compensated Employees for the subject Plan Year for distribution purposes, in accordance with the methods described in paragraphs (a) and (b) of this Subsection 6A.3.2.

(a)        The total amount of Excess Aggregate Contributions for the subject Plan Year shall be deemed to be the sum of the Excess Aggregate Contributions which are determined to apply to each Eligible Participant who is a Highly Compensated Employee for the subject Plan Year under the leveling method which is described in this paragraph (a).  Under this leveling method, the Actual Contribution Percentage of the Highly Compensated Employee(s) with the highest Actual Contribution Percentage for the subject Plan Year is reduced to the extent required to enable one of the applicable limitations set forth in Section 6A.1 above to be satisfied for the subject Plan Year or to cause such Actual Contribution Percentage to equal the Actual Contribution Percentage of the Highly Compensated Employee(s) with the next highest Actual Contribution Percentage for the subject Plan Year, whichever comes first.  This process is repeated as necessary until one of the applicable limitations set forth in Section 6A.1 above is satisfied for the subject Plan Year.  For each Highly Compensated Employee, his or her amount of Excess Aggregate Contributions for the subject Plan Year under this leveling method is equal to: (i) the total of the After-Tax Savings Contributions and Matching Contributions paid to the Trust for the subject Plan Year on his or her behalf (determined before the application of this leveling method), less (ii) the amount determined by multiplying the Highly Compensated Employee’s Actual Contribution Percentage for the subject Plan Year (determined after the application of this leveling method) by his or her ACP Compensation for the subject Plan Year.  In no event shall the Excess Aggregate Contributions which is determined to apply to a Highly Compensated Employee for the subject Plan Year under this leveling method exceed the total of the After-Tax Savings Contributions and Matching Contributions paid to the Trust on his or her behalf for the subject Plan Year (determined before application of this leveling method).  However, the leveling method described in this paragraph (a) is used only to determine the total sum of Excess Aggregate Contributions for the subject Plan Year and is not used to determine the portion of such total sum of Excess Aggregate Contributions which will be distributed to any Eligible Participant who is a Highly Compensated Employee for the subject Plan Year or forfeited from such Highly Compensated Employee’s Accounts; instead, the method for determining the portion of such Excess Aggregate Contributions which will be distributed to each such Highly Compensated Employee or forfeited from such Highly Compensated Employee’s Accounts is described in paragraph (b) below.

(b)        The portion of the total sum of Excess Aggregate Contributions for the subject Plan Year which will be distributed to any Eligible Participant who is a Highly Compensated Employee for the subject Plan Year or forfeited from such Highly Compensated Employee’s Accounts shall be determined under the dollar amount reduction method described in this paragraph (b).  Under this dollar amount reduction method, the dollar amount of the After-Tax Savings Contributions and Matching Contributions made to the Trust for the subject Plan Year on behalf of the Highly Compensated Employee(s) with the highest dollar amount of After-Tax Savings Contributions and Matching Contributions for the subject Plan Year is reduced to the extent required to equal the dollar amount of the After-Tax Savings Contributions and Matching Contributions made to the Trust for the subject Plan Year on behalf of the Highly Compensated Employee(s) with the next highest dollar amount of After-Tax Savings Contributions and Matching Contributions for the subject Plan Year or to cause the total dollar amount of the reductions in After-Tax Savings Contributions and Matching Contributions for the subject Plan Year under this dollar amount reduction method to equal the total sum of the Excess Aggregate Contributions for the subject Plan Year (as determined under the leveling method described in paragraph (a) above), whichever comes first.  This process is repeated as necessary until the total dollar amount of the reductions in After-Tax Savings Contributions and Matching Contributions for the subject Plan Year equals the total sum of the Excess Aggregate Contributions for the subject Plan Year (as determined under the leveling method described in paragraph (a) above).  For each Highly Compensated Employee, his or her portion of the total sum of the Excess Aggregate Contributions for the subject Plan Year which will be distributed to him or her or forfeited from his or her Accounts is equal to the total dollar sum of the reductions made in his or her After-Tax Savings Contributions and Matching Contributions for the subject Plan Year under this dollar amount reduction method.

6A.3.3 Excess Aggregate Contributions applicable to an Eligible Participant for the subject Plan Year under the dollar amount reduction method described in Subsection 6A.3.2(b) above shall be deemed composed of certain types of contributions made to the Plan on behalf of such Eligible Participant for the subject Plan Year and shall be, together with Trust income (or loss) allocable thereto in accordance with Subsection 6A.3.4 below, distributed or forfeited in the following order of steps:

(a)        Step 1:  First, such Excess Aggregate Contributions shall be deemed composed of After-Tax Savings Contributions which are treated as Additional Savings Contributions for the subject Plan Year.  The Excess Aggregate Contributions described in this first step shall be distributed to the Eligible Participant;

(b)        Step 2:  Second, only to the extent still necessary after the above step, such Excess Aggregate Contributions shall be deemed composed of After-Tax Savings Contributions which are treated as Basic Savings Contributions for the subject Plan Year and the corresponding amount of Matching Contributions for the subject Plan Year which are made or allocated by reason of or with respect to such After-Tax Savings Contributions.  The Excess Aggregate Contributions described in this second step which are deemed to be composed of After-Tax Savings Contributions shall be distributed to the Eligible Participant.  A portion of the Excess Aggregate Contributions described in this second step which are deemed to be composed of Matching Contributions, which portion is equal to the amount of such Excess Aggregate Contributions multiplied by the vested percentage which applies under this Plan (as of the day the Committee takes the steps outlined in this Subsection 6A.3.3) to the part of the Participant’s Matching Account to which such Excess Aggregate Contributions would otherwise be allocated but for the provisions of this Article 6A, shall be distributed to the Eligible Participant.  The remaining portion of the Excess Aggregate Contributions described in this second step which are deemed to be composed of Matching Contributions shall be forfeited as of the day the Committee takes the steps outlined in this Subsection 6A.3.3.  This second step shall not apply if the subject Plan Year begins on or after January 1, 2009, however; and

(c)        Step 3:  Third, only to the extent still necessary after the above two steps, such Excess Aggregate Contributions shall be deemed composed of Matching Contributions for the subject Plan Year which were made or allocated by reason of or with respect to Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions which are treated as Basic Savings Contributions for the subject Plan Year.  A portion of the Excess Aggregate Contributions described in this third step, which portion is equal to the amount of such Excess Aggregate Contributions multiplied by the vested percentage which applies under this Plan (as of the day the Committee takes the steps outlined in this Subsection 6A.3.3) to the part of the Participant’s Matching Account to which such Excess Aggregate Contributions would otherwise be allocated but for the provisions of this Article 6A, shall be distributed to the Eligible Participant.  The remaining portion of the Excess Aggregate Contributions described in this third step shall be forfeited as of the day the Committee takes the steps outlined in this Subsection 6A.3.3.

6A.3.4 Any distribution or forfeiture of any portion of Excess Aggregate Contributions which apply to the subject Plan Year and to an Eligible Participant under the provisions of Subsections 6A.3.2(c) and 6A.3.3 above shall be adjusted upward for the Trust’s income allocable thereto (or downward for the Trust’s loss allocable thereto) for the subject Plan Year and, when the subject Plan Year begins prior to January 1, 2008, for the gap period that applies to the subject Plan Year, as determined under this Subsection 6A.3.4.  For purposes of this Section 6A.3.4, the “gap period” that applies to the subject Plan Year (when the subject Plan Year begins prior to January 1, 2008) refers to the period after the close of the subject Plan Year and prior to the distribution or forfeiture.  The provisions of this Subsection 6A.3.4 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2002, be effective as of January 1, 2002 with respect to Plan Years beginning on or after such date.

(a)        For purposes hereof, the Trust’s income (or loss) allocable to any such Excess Aggregate Contributions for the subject Plan Year, and for the gap period that applies to the subject Plan Year (when the subject Plan Year begins prior to January 1, 2008), and applied to an Eligible Participant for distribution or forfeiture purposes which is composed of a certain type of contribution (e.g., After-Tax Savings Contributions or Matching Contributions) shall be determined under any reasonable method that is adopted by the Committee for this purpose.  Such method shall be used consistently for all Participants and for all corrective distributions or forfeitures made under the Plan for the subject Plan Year, shall not violate the requirements of Code Section 401(a)(4), and shall be a method that is reasonably consistent with the method used by the Plan for allocating income and losses to Participants’ Accounts for the subject Plan Year.  The method adopted by the Committee to determine the Trust’s income (or loss) allocable to any Excess Aggregate Contributions applicable to the subject Plan Year shall not be treated as other than a reasonable method merely because the Trust’s income (or loss) allocable to such Excess Aggregate Contributions is determined on a date no more than seven days before the distribution or forfeiture of such contributions.

(b)        In this regard, if the Matching Contributions that apply to the subject Plan Year are not made to the Plan until after the end of the subject Plan Year, then the method of allocating Trust income (or loss) to the portion of any Excess Aggregate Contributions for the subject Plan Year which reflects Matching Contributions that is adopted by the Committee does not have to allocate any Trust income (or loss) to such Excess Aggregate Contribution portion for the subject Plan Year.  Such method shall, however, generally allocate some Trust income (or loss) to such Excess Aggregate Contribution portion for the gap period that applies to the subject Plan Year when the subject Plan Year begins prior to January 1, 2008.

6A.3.5 If the entire balance of the portion of an Eligible Participant’s Accounts which is attributable to a certain type of contribution (e.g., After-Tax Savings Contributions or Matching Contributions) is distributed to the Eligible Participant or forfeited prior to when a distribution and/or forfeiture of Excess Aggregate Contributions is to be made for the subject Plan Year (and no balance remains in that portion of his or her Accounts when such Excess Aggregate Contribution distribution and/or forfeiture is to be made), then such prior distribution or forfeiture shall be deemed for all purposes of this Plan as a distribution or forfeiture under this Section 6A.3 of Excess Aggregate Contributions applicable to the Eligible Participant for the subject Plan Year (and Trust income or loss allocable thereto) to the extent Excess Aggregate Contributions composed of such type of contribution (and allocable Trust income or losses) would otherwise have been required to be distributed to the Eligible Participant or forfeited under this Section 6A.3.

6A.3.6 Notwithstanding any other provision of the Plan to the contrary, the limitations set forth in Section 6A.1 above shall be deemed met for the subject Plan Year if the Excess Aggregate Contributions for the subject Plan Year are distributed or forfeited in accordance with the foregoing provisions of this Section 6A.3.

6A.3.7 If any Excess Aggregate Contributions are distributed to the appropriate Eligible Participants or forfeited more than 2-1/2 months after the last day of the subject Plan Year, an excise tax shall be imposed under Code Section 4979 on the Employer in an amount generally equal to 10% of such Excess Aggregate Contributions (unadjusted for income or loss allocable thereto).

6A.4    Definitions for Average Actual Contribution Percentage Limits.  For purposes of the limits set forth in this Article 6A, the definitions set forth in the following subsections of this Section 6A.4 shall apply.

6A.4.1 “Average Actual Contribution Percentage” for any Plan Year means: (i) with respect to the Highly Compensated Employees, the average (to the nearest one-hundredth of a percent) of the Actual Contribution Percentages of the Eligible Participants who are Highly Compensated Employees for such Plan Year; and (ii) with respect to the Non-Highly Compensated Employees, the average (to the nearest one-hundredth of a percent) of the Actual Contribution Percentages of the Eligible Participants who are Non-Highly Compensated Employees for such Plan Year.

6A.4.2 “Actual Contribution Percentage” for any Plan Year means, with respect to any person who is an Eligible Participant for such Plan Year, the ratio, expressed as a percentage to the nearest one-hundredth of a percent, of the Matching Contributions and After-Tax Savings Contributions made on behalf of the Eligible Participant for such Plan Year to the ACP Test Compensation of the Eligible Participant for such Plan Year.  The Actual Contribution Percentage of a person who is an Eligible Participant for such Plan Year but who does not have any Matching Contributions or After-Tax Savings Contributions made on his or her behalf for such Plan Year is 0%.

6A.4.3 “ACP Compensation” means, with respect to any person who is an Eligible Participant and for any Plan Year, the Eligible Participant’s Compensation received for services as a Covered Employee during such entire Plan Year (regardless of whether he or she is a Participant for the entire Plan Year or for only part but not all of such Plan Year).

6A.4.4 “Average Actual Deferral Percentage,” “Actual Deferral Percentage,” and “Eligible Participant” shall have the same meanings as are set forth in Section 5A.4 above, and “Excess Contributions” shall have the same meaning as is set forth in Section 5A.3 above.

6A.5    Disaggregating Portions of Plan.  The provisions of Sections 6A.1 through 6A.4 above shall be applied only for the portion of this Plan which covers Participants who are not collectively bargained employees and as if such portion were a separate plan.  For purposes hereof, a “collectively bargained employee” is an Employee who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Employer, provided retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer.

6A.6    Multiple Use Test Not Applicable.  The multiple use test described in Treasury Regulations Section 1.401(m)-2 as in effect on December 31, 2001 shall not apply under the Plan.  The provisions of this Section 6A.6 shall not only be effective as of the Effective Amendment Date but also shall, for each Prior Plan that was in effect on January 1, 2002, be effective as of January 1, 2002 with respect to Plan Years beginning on or after such date.

6A.7    Special Rule for 2008 Plan Year.  Notwithstanding any other provision of the Plan to the contrary, for the Plan Year that ends on December 31, 2008, the foregoing sections of this Article 6A shall be applied as if the Macy’s Immediate Prior Plan as in effect from January 1, 2008 through August 31, 2008, the May Profit Sharing Plan as in effect from January 1, 2008 through August 31, 2008, and this Plan as in effect from the Effective Amendment Date through December 31, 2008 were one “combined” plan and that all of the foregoing sections of this Article 6A apply to such “combined” plan for the entire Plan Year ending December 31, 2008.

ARTICLE 7

ACCOUNTS AND THEIR ALLOCATIONS AND VESTING

7.1       Savings Accounts and Allocation of Savings Contributions Thereto.

7.1.1    The Committee shall establish and maintain a separate bookkeeping account, called herein a “Savings Account,” for each Participant.  Except as otherwise provided in the Plan, the Committee shall allocate to a Participant’s Savings Account all Savings Contributions made on or after the Effective Amendment Date to the Trust on behalf of the Participant as soon as administratively practical after they are contributed to the Trust.

7.1.2    In addition, any and all amounts which were (i) attributable to contributions made under any Prior Plan by or at the election of a Participant prior to the Effective Amendment Date (not including matching-type contributions) and (ii) credited or required to be credited to the Participant’s account under a Prior Plan shall be deemed to have been allocated to the Participant’s Savings Account at the time they were or were to be first actually credited to the Participant’s account pursuant to a Prior Plan.  Further, any and all amounts transferred to this Plan on behalf of a Participant from another plan qualified under Section 401(a) of the Code on or after the Effective Amendment Date shall, to the extent such amounts reflect amounts which were contributed to such other plan by or at the election of the Participant (not including matching-type contributions), be deemed to be allocated to the Participant’s Savings Account as of the date of such transfer.

7.1.3    The Committee shall keep records, to the extent necessary to administer this Plan properly under the other provisions of the Plan and under the applicable provisions of the Code, showing the portion of a Participant’s Savings Account which is attributable to each different type of contribution reflected in it, e.g., Pre-Tax Elective Savings Contributions, Roth Elective Savings Contributions, or After-Tax Savings Contributions.

(a)        In this regard, to the extent any amounts allocated to a Participant’s Savings Account under this Plan reflect contributions made under a Prior Plan or any other plan at the election of the Participant, such amounts shall be deemed to reflect Pre-Tax Savings Contributions for purposes of this Plan to the extent such amounts were made under such Prior Plan or other plan on a “pre-tax” basis (i.e., prior to the Participant being deemed in receipt of such amounts for Federal income tax purposes), shall be deemed to reflect Roth Elective Savings Contributions for purposes of this Plan to the extent such contributions were treated as designated Roth contributions made under Code Section 402A by such Prior Plan or other plan, and shall be deemed to reflect After-Tax Savings Contributions for purposes of this Plan to the extent such amounts were made under such Prior Plan or other plan on an “after-tax” basis (i.e., after the Participant was deemed in receipt of such amounts for Federal income tax purposes) but not as designated Roth contributions.

(b)        Further, to the extent any amounts allocated to a Participant’s Savings Account under this Plan reflect contributions made under any Prior Plan or other plan at the election of the Participant (not including matching-type contributions), such amounts shall be deemed to reflect Basic Savings Contributions for purposes of this Plan to the extent employer matching contributions were made by reason of such amounts under such Prior Plan or other plan and shall be deemed to reflect Additional Savings Contributions for purposes of this Plan to the extent no such employer matching contributions were made by reason of such amounts under such Prior Plan or other plan.

7.2       Matching Accounts and Allocation of Matching Contributions Thereto.

7.2.1    The Committee shall establish and maintain a separate bookkeeping account, called herein a “Matching Account,” for each Participant.  Except as otherwise provided in the Plan, the Committee shall allocate all Matching Contributions made to the Trust for any Plan Year which ends after the Effective Amendment Date among the Matching Accounts of all Participants who are Match Eligible Participants for such Plan Year (as such Participants are determined under the provisions of Subsection 7.2.2 below), in accordance with the allocation method described in Subsection 7.2.2 below, as of the last day of such Plan Year or as soon as administratively practical after such contributions are made to the Trust, whichever is later.

7.2.2    For purposes of this Section 7.2 and all other provisions of the Plan, and except as is provided in the immediately following sentence, a Participant shall be deemed to be a “Match Eligible Participant” for a Plan Year which ends after the Effective Amendment Date if (i) he or she made Basic Savings Contributions for such Plan Year, (ii) he or she is a Covered Employee on the last day of such Plan Year, and (iii) he or she made during such Plan Year no withdrawal of Basic Savings Contributions for such Plan Year from his or her Savings Account.  Notwithstanding the foregoing, if a Participant participated in the May Profit Sharing Plan at any time in the period from January 1, 2008 through August 31, 2008, then he or she shall be deemed a Match Eligible Participant for the Plan Year ending December 31, 2008 if (i) he or she made Basic Savings Contributions for such Plan Year and (ii) either (A) he or she is a Covered Employee on December 31, 2008 or (B) he or she ceased or ceases to be an Employee during such Plan Year because of his or her death, because of his or her Total Disability, after he or she has attained at least age 65, or after he or she both attained at least age 55 and completed at least five years of Vesting Service.

7.2.3    The Matching Contributions made to the Trust for any Plan Year which ends after the Effective Amendment Date (for purposes of this Subsection 7.2.3, the “subject Plan Year”) shall be allocated among the Matching Accounts of the Participants who are Match Eligible Participants for the subject Plan Year (for purposes of this Subsection 7.2.3, the “Eligible Participants”) in accordance with the following paragraphs of this Subsection 7.2.3.

(a)        The Matching Contributions made for the subject Plan Year by reason of Section 6.1 above shall first be allocated among the Matching Accounts of the Eligible Participants in proportion to each Eligible Participant’s Basic Savings Contributions made for the subject Plan Year, until each Eligible Participant’s Matching Account has been allocated 33-1/3% of the Eligible Participant’s Basic Savings Contributions made for the subject Plan Year.

(b)        Subject to the provisions of subparagraphs (1) and (2) of this paragraph (b), the portion of any Matching Contributions made for the subject Plan Year that are not allocated in accordance with the provisions of paragraph (a) above shall be allocated among the Matching Accounts of the Eligible Participants in proportion to each Eligible Participant’s Adjusted Basic Savings Contributions made for the subject Plan Year.

(1)        Notwithstanding the foregoing provisions of this paragraph (b), no Eligible Participant’s Matching Account shall be allocated an amount for the subject Plan Year under this paragraph (b) to the extent that such amount would cause the Eligible Participant’s Matching Account to be allocated in the aggregate under paragraphs (a) and (b) of this Subsection 7.2.3 more than 100% of the Basic Savings Contributions made for the subject Plan Year by or for such Eligible Participant.

(2)        Also notwithstanding the foregoing provisions of this paragraph (b), if the subject Plan Year is the Plan Year ending December 31, 2008, then the Matching Account of any Eligible Participant who participated in the May Profit Sharing Plan at any time in the period from January 1, 2008 through August 31, 2008, and who withdrew during such period any Basic Savings Contributions for such Plan Year or any earlier Plan Year from his or her Savings Account, shall be allocated for such Plan Year only 50% of the amount that would otherwise be allocated to such Matching Account for such Plan Year under the foregoing provisions of this paragraph (b).

(3)        To the extent the amounts otherwise to be allocated to any Eligible Participants’ Matching Accounts under this paragraph (b) are limited by reason of subparagraphs (1) and (2) of this paragraph (b), the sum by which such amounts are so limited (for purposes of this subparagraph (3), the “reallocable sum”) shall be allocated among the Matching Accounts of the remaining Eligible Participants (for whom the amounts otherwise to be allocated to their Matching Accounts under this paragraph (b) are not limited by reason of subparagraphs (1) and (2) of this paragraph (b)) in proportion to each such remaining Eligible Participant’s Adjusted Savings Contributions made for the subject Plan Year.

(c)        For purposes of paragraph (b) above, an Eligible Participant’s “Adjusted Basic Savings Contributions” for the subject Plan Year means: (i) 100% of the Basic Savings Contributions made for the subject Plan Year on behalf of the Eligible Participant if he or she has completed less than 15 years of Vesting Service by the start of the subject Plan Year; or (ii) 150% of the Basic Savings Contributions made for the subject Plan Year on behalf of the Eligible Participant if he or she has completed 15 or more years of Vesting Service by the start of the subject Plan Year.

7.2.4    In addition, any and all amounts which were (i) attributable to contributions made by the Employer under the prior matching contribution or employee stock ownership portions of a Prior Plan for a Participant prior to the Effective Amendment Date and (ii) credited to the Participant’s account under a Prior Plan immediately before the Effective Amendment Date shall be deemed to have been allocated to the Participant’s Matching Account at the time they were first actually credited to the Participant’s account under a Prior Plan.  Further, any and all amounts transferred to this Plan on behalf of a Participant from another plan qualified under Section 401(a) of the Code on or after the Effective Amendment Date shall, to the extent such amounts reflect amounts which were contributed under the matching contribution or employee stock ownership portions of such other plan, be deemed to be allocated to the Participant’s Matching Account as of the date of such transfer.

7.2.5    The Committee shall keep records, to the extent necessary to administer this Plan properly under the other provisions of the Plan and under the applicable provisions of the Code, showing the portion of a Participant’s Matching Account which is attributable to each different type of contribution reflected in it.

7.3       Rollover Accounts and Allocation of Rollover Contribution Thereto.  The Committee shall establish and maintain a separate bookkeeping account, called herein a “Rollover Account,” for each Participant who makes a Rollover Contribution to the Plan.  Except as otherwise provided in the Plan, the Committee shall allocate to a Participant’s Rollover Account any Rollover Contribution made on or after the Effective Amendment Date to the Trust on behalf of the Participant as soon as administratively practical after it is contributed to the Trust.  In addition, any and all amounts which were (i) attributable a Participant’s contributions made prior to the Effective Amendment Date that were classified as rollover contributions under a Prior Plan and (ii) credited to the Participant’s account under a Prior Plan immediately before the Effective Amendment Date shall be deemed to have been allocated to the Participant’s Rollover Account at the time they were first actually credited to the Participant’s account under a Prior Plan.  The Committee shall keep records, to the extent necessary to administer this Plan properly under the other provisions of the Plan and under the applicable provisions of the Code, showing the portion of a Participant’s Rollover Account which is attributable to each different type of contribution reflected in it (e.g., pre-tax contributions, Roth designated contributions, or after-tax contributions).

7.4       Retirement Income Accounts.  The Committee shall establish and maintain a separate bookkeeping account, called herein a “Retirement Income Account,” for each Participant for whom amounts are allocable to such account under the provisions of this Section 7.4.  Any and all amounts which were (i) attributable to contributions made by the Employer under the regular profit sharing contribution portion of a Prior Plan prior to the Effective Amendment Date and (ii) credited to the Participant’s account under a Prior Plan immediately prior to the Effective Amendment Date shall be deemed to have been allocated to the Participant’s Retirement Income Account at the time they were first actually credited to the Participant’s account under a Prior Plan.  Further, any and all amounts transferred to this Plan on behalf of a Participant from another plan qualified under Section 401(a) of the Code on or after the Effective Amendment Date shall, to the extent such amounts reflect amounts which were contributed under a regular profit sharing portion of such other plan, be deemed to be allocated to the Participant’s Retirement Income Account as of the date of such transfer.  For purposes hereof, a “regular profit sharing portion” of a Prior Plan or other plan refers to the part of any profit sharing plan which is not attributable to contributions made by or at the election of a participant, to matching contributions made with respect to such participant-elected contributions, or to contributions made under an employee stock ownership plan feature.  The Committee shall keep records, to the extent necessary to administer this Plan properly under the other provisions of the Plan and under the applicable provisions of the Code, showing the portion of a Participant’s Retirement Income Account which is attributable to contributions of each different plan reflected in it.

7.5       Allocation of Forfeitures.  Any forfeitures from Accounts arising under any of the provisions of the Plan during any Plan Year shall be allocated to other Accounts pursuant to and in accordance with Section 9.5 below.

7.6       Maximum Annual Addition to Accounts.  A Participant’s Accounts held under the Plan shall be subject to the maximum annual addition limits of Article 7A below.

7.7       Investment of Accounts.  A Participant’s Accounts held under the Plan shall be invested in accordance with Article 7B below.

7.8       Allocation of Income and Losses of Investment Funds to Accounts.

7.8.1    Each Investment Fund shall be valued at its fair market value on a daily basis by the Trustee (or any other party designated for this purpose by the Committee).  Each Account which has amounts allocable thereto invested at least in part in any such Investment Fund shall be credited with the income of such Investment Fund, and charged with its losses, by any reasonable accounting method approved by the Committee for this purpose.  For purposes of the Plan, any income of any such Investment Fund is deemed to include all income and realized and unrealized gains of such Investment Fund; similarly, for purposes of this Plan, any losses of an Investment Fund are deemed to include all expenses and realized and unrealized losses of the Investment Fund.

7.8.2    As is indicated before in the Plan, the Committee shall keep records, to the extent necessary to administer this Plan properly under the other provisions of this Plan and under the applicable provisions of the Code, showing the portion of each Account which is attributable to each different type of contribution or to contributions under each different plan applicable to such Account.  In general, a pro rata portion of any income or losses of an Investment Fund which is allocated under the foregoing provisions of this Section 7.8 to an Account shall, when appropriate, be further allocated to any portion of such Account for which a separate record is being maintained by the Committee.  As a result, any reference in the provisions of the Plan to a portion of a Participant’s Account which is attributable to a specific type of contribution or to contributions previously made under a specific plan shall be deemed to be referring to the balance of the portion of such Account which reflects not only such specific type of contribution or contributions previously made under such specific plan allocated to such Account but also the income or losses allocated to such Account by reason of such specific type of contribution or contributions previously made under such specific plan.

7.8.3    Further, when the investment of two or more Accounts in the available Investment Funds is determined on an aggregate basis by a Participant under later provisions of the Plan, the Committee shall keep records, to the extent necessary to administer this Plan under the applicable provisions of this Plan and under the applicable provisions of the Code, showing the interest of each such Account in each such Investment Fund.  In general, when the investment of two or more Accounts in the available Investment Funds is determined on an aggregate basis, each such Account will be considered to be invested in a pro rata portion of each different Investment Fund investment made on such aggregate basis.

7.9       Loans to Participants.  Notwithstanding any other provision of the Plan to the contrary, loans shall be made to Participants in accordance with the following subsections of this Section 7.9.

7.9.1    Subject to the following subsections of this Section 7.9, a Participant may request a loan be made to him or her from the Plan in accordance with the provisions of this Section 7.9.  The Committee shall approve or deny any request for a loan under the following subsections of this Section 7.9.  The Trust shall provide any requested loan approved by the Committee.

7.9.2    Only one loan made under the Plan to a Participant may be outstanding at any point in time.  As a result, no loan shall be granted to a Participant under the Plan unless any prior loan made by the Plan to the Participant has been fully paid by the Participant prior to the date that the new loan is made.  In this regard, any loan made by the Plan to a Participant may not be used to pay off a prior outstanding loan made by the Plan to such a Participant.

7.9.3    The amount of any loan made under the Plan to a Participant may not be less than $500 and may not exceed the lesser of: (i) $50,000 (reduced by the highest outstanding balance of loans made from the Plan to the Participant during the one year period ending on the day before the date of the loan); or (ii) 50% of the portions of the Participant’s Accounts in which the Participant is then vested under the other provisions of the Plan.

7.9.4    Each loan made to a Participant from the Plan shall bear a rate of interest for the entire term of the loan equal to a rate or rates to be determined by the Committee and to be generally based on the interest rate or rates used on commercial loans which are comparable in risk and return to the subject loan at the time the loan is made.

7.9.5    Each loan made to a Participant from the Plan shall be adequately secured by a portion of the Participant’s Accounts under the Plan, up to but not in excess of 50% of the vested portion of the Participant’s Accounts under the Plan, with such specific portion being determined by the Committee.  Also, the Committee may require that the loan be paid by means of payroll deductions to the extent feasible and that the Participant agree to give the Employer the right to deduct from the Participant’s salary or wages as payable the amounts necessary to make payments to the Plan on such loan and the right to forward such amounts to the Trust on behalf of the Participant as payments on such loan are due.

7.9.6    The term of any loan made to a Participant from the Plan shall not extend beyond five years.  Further, the term of any loan made to a Participant from the Plan shall not be less than one year.  In this regard, in limited situations permitted under procedures adopted by the Committee when the term of the loan made to a Participant from the Plan is short enough that each required loan payment is very small, the Committee may permit the term of such loan to be extended at the request of the Participant and the required loan payments for the remainder of the loan’s amended term shall be reamortized accordingly, provided that the term of such loan may not extend beyond five years from the original date on which the loan is made.  Such extension of the loan’s term shall not be deemed to constitute a new loan for purposes of the Plan.

7.9.7    Payments of principal and interest on any loan made to a Participant from the Plan shall be made according to a definite payment schedule, which generally shall call for payments each payroll period but in no event shall call for payments to be made on a basis slower than on a quarterly basis.

7.9.8    The entire unpaid balance of any loan made to a Participant under the Plan and all accrued interest under the loan shall become immediately due and payable without notice or demand, and in default, upon the occurrence of either of the following: (i) the failure to make any payment of principal or interest on the loan or any other payment required under the loan by the date it is due (and within any grace period permitted under the written loan policy of the Committee referred in the following subsections of this Section 7.9); or (ii) the date on which the Plan pursuant to its terms otherwise begins distributing any part of the Participant’s vested Accounts under the Plan (or, if earlier, the expiration of any grace period set forth in the written loan policy of the Committee referred to in the following subsections of this Section 7.9 which begins on the first date by which the Plan pursuant to its terms could otherwise begin distributing the Participant’s entire vested Accounts under the Plan if applicable requests and consents were given for such distribution).

7.9.9    In the event of a default on any loan made to a Participant from the Plan, foreclosure on the loan and the attachment of the security under the loan by the Plan shall be made when, but not until, an event occurs which, under the other terms of the Plan, would otherwise allow the complete distribution of the Participant’s vested Accounts under the Plan (if all applicable requests and consents were given for such distribution).  A foreclosure on the portion of the Participant’s vested Accounts which are being used as security for the loan shall be deemed to be an actual distribution of such portion of the Participant’s Accounts at the time of such foreclosure.  However, any outstanding loan balance plus accrued interest may be taxable upon such default if required under the provisions of Section 72(p) of the Code, regardless of whether or not the loan has been foreclosed and the security as to the loan has been attached by the Plan.  Interest shall continue to accrue for Plan purposes (but not necessarily for purposes of Section 72(p) of the Code) until a loan is paid in full or until a distributable event occurs under the foregoing provisions, regardless of the taxability of the loan.

7.9.10  Notwithstanding any of the foregoing provisions of this Section 7.9, no loans may be made: (i) to a Participant who is not an Employee, except for a Participant who is a party in interest (within the meaning of Section 3(14) of ERISA) with respect to the Plan; (ii) to a beneficiary of a Participant under the Plan; or (iii) to an alternate payee (as defined in ERISA Section 206(d)(3) and Code Section 414(p)) who has an interest in the Plan pursuant to a qualified domestic relations order (also as defined in ERISA Section 206(d)(3) and Code Section 414(p)).  In the event a Participant who is not an Employee but who is a party in interest with respect to the Plan requests a loan, the provisions of this Section 7.9 shall apply to such loan, except that: (i) the Participant shall be allowed to make each required payment under the loan in cash or by check; and (ii) the loan shall not be in default merely because the Participant has ceased to be an Employee (when he or she has not yet received his or her entire vested Accounts under the Plan).

7.9.11  The expenses of originating and processing any loan, as determined by the Committee, shall be charged to the Participant and shall have to be paid by him or her to the Trust in order for the loan to be made.

7.9.12  A Participant shall be required to sign a promissory note and security agreement and any other documents deemed necessary by the Committee to carry out the terms of any loan made to the Participant from the Plan.

7.9.13  Unless otherwise provided by agreement between the Participant and the Committee, the principal amount of any loan made by the Plan to the Participant shall be charged, and the value of any payments made to the Plan on such loan credited, (i) first to the portion of the Participant’s Savings Account which is attributable to his or her Pre-Tax Elective Savings Contributions made under the Plan; (ii) second, to the extent still necessary, to the portion of the Participant’s Savings Account which is attributable to his or her Roth Elective Savings Contributions made under the Plan; (iii) third, to the extent still necessary, to the Participant’s Matching Account; (iv) fourth, to the extent still necessary, to the Participant’s Retirement Income Account; (v) fifth, to the extent still necessary, to the Participant’s Rollover Account; and (6) sixth, to the extent still necessary, to the portion of the Participant’s Savings Account which is attributable to his or her After-Tax Savings Contributions made under the Plan.  Further, any payment on the loan shall, to the extent it is credited to an Account of the Participant, be invested in the Investment Fund or Funds in the same manner as new contributions to such Account are being invested.  Notwithstanding any other provision of the Plan to the contrary, any Account of a Participant shall not share in the other income and losses of the Trust to the extent that the Account has been charged by reason of a loan made pursuant to this Section 7.9; and no loan made to a Participant under the Plan or payments thereon shall be charged or credited to the Accounts of any other Participants.  Instead, for purposes of the Plan, any loan made to a Participant shall be considered as a separate Investment Fund in which a portion of the Participant’s Accounts is invested (and in which no other Accounts are invested).

7.9.14  If any Participant who is requesting a loan from the Plan is married at the time of the loan, then, to the extent such loan is being charged under Subsection 7.9.13 above to his or her Retirement Income Account (and, if applicable, the portion of any other Accounts that are attributable to the Participant’s participation prior to the Effective Amendment Date in the David’s Bridal, Inc. 401(k) Plan), a written consent of his or her spouse to the loan shall be required to be made within the 180 day period ending on the effective date of the loan.  Such written consent of his or her spouse must acknowledge the effect on the Participant’s benefits under the Plan of such loan and be witnessed by a notary public.

7.9.15  The Committee shall be the party responsible for administering the loan program provided for under this Section 7.9.  The Committee shall provide for a written loan policy which sets forth further and more detailed rules concerning loans made to Participants under the Plan, provided that such written loan policy is not inconsistent with any of the other provisions set forth in this Section 7.9.  Such written loan policy shall include but not be limited to rules concerning procedures for requesting and repaying loans, times when loans may be paid, and any other matters required to be in such loan policy pursuant to the provisions of Department of Labor Regulations Section 2550.408b-1.  Such loan policy may also provide, but not be limited to, rules for granting a suspension of required loan payments under the loan or any adjustment in the installments as to the loan when a Participant is on a leave of absence without pay or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments otherwise required on the loan.  Any such written loan policy shall be deemed a part of this Plan and incorporated by reference herein.

7.10     Deduction of Benefit Payments, Forfeitures, and Withdrawals.  Any benefit payment, forfeiture, or withdrawal made from the balance of an Account of a Participant under the provisions of the Plan shall be deducted, as of the date of such payment, forfeiture, or withdrawal, from such Account.  If such Account is invested in more than one Investment Fund and such payment, forfeiture, or withdrawal is of less than the entire balance in such Account, then, except to the extent otherwise provided by accounting rules adopted by the Committee, the value of the investment of such Account among the Investment Funds will be reduced on a pro-rata basis (i.e., in the proportion that the balance of such Account then invested in each Investment Fund bears to the total balance of such Account then invested in all such Investment Funds) to reflect the amount of such payment, forfeiture, or withdrawal.

7.11     Account Balances.  For purposes of the Plan, the balance or value of any Account as of any specific date shall be deemed to be the net sum of amounts allocated or credited to, and charged or deducted from, such Account on or before such date under the provisions of the Plan.  No Participant, however, shall acquire any right or interest in a specific asset of the Trust merely as a result of any allocation provided for in the Plan, other than as expressly set forth in the Plan.

7.12     Vested Rights.  A Participant shall be deemed vested in (i.e., have a nonforfeitable right to) his or her Accounts (and the balances therein) only in accordance with the following subsections of this Section 7.12.

7.12.1  A Participant shall be fully vested at all times in his or her Savings Account and any Rollover Account of his or hers.

7.12.2  Except as is otherwise provided in Subsection 7.12.5 below, a Participant who was a participant in a Prior Plan (other than the May Profit Sharing Plan) on or before March 31, 1997 and who was a Participant in a Prior Plan on August 31, 2008 shall be fully vested at all times in any Matching Account of his or hers.

7.12.3  Except as is otherwise provided in the following paragraphs of this Subsection 7.12.3, a Participant who is not described in Subsection 7.12.2 above shall have a vested interest in any Matching Account of his or hers as of any specific date equal to a percentage (for purposes of this Subsection 7.12.3, the “vested percentage”) of such Account, determined in accordance with the immediately following schedule (based upon his or her years of Vesting Service completed to the subject date):

Years of Vesting Service Less than 2 2 but less than 3 3 but less than 4 4 but less than 5 5 but less than 6 6 or more	Vested Percentage 0% 20% 40% 60% 80% 100%

(a)        Notwithstanding the foregoing provisions of this Subsection 7.12.3, a Participant who is not described in Section 7.12.2 above shall be fully vested in any Matching Account of his or hers if he or she attains his or her Normal Retirement Age, incurs a Total Disability, or dies while, in any such case, still an Employee.

(b)        In addition, and also notwithstanding the foregoing provisions of this Subsection 7.12.3, a Participant who is not described in Subsection 7.12.2 above shall be fully vested in any Matching Account of his or hers if he or she ceases to be an Employee by reason of the closing or sale (not including the merger into any Affiliated Employer or into any division or facility of an Affiliated Employer) of any Affiliated Employer (or any division or facility of an Affiliated Employer) while he or she is employed by such Affiliated Employer (or division or facility of such Affiliated Employer).

(c)        Further, and also notwithstanding the foregoing provisions of this Subsection 7.12.3, a Participant who prior to the Effective Amendment Date was eligible to participate in the May Profit Sharing Plan and had an account under the May Profit Sharing Plan transferred to this Plan by reason of the merger of the May Profit Sharing Plan into the Plan as of the Effective Amendment Date (for purposes of this Subsection 7.12.3, a “Prior May Participant”) shall be fully vested in any Matching Account of his or hers if he or she attains at least age 65, or both attains at least 55 and completes at least five years of Vesting Service, while in either case still an Employee.

(d)        Also, and notwithstanding the foregoing provisions of this Subsection 7.12.3, if a Prior May Participant had been subject to special vesting provisions under Section 7.2(e) of the May Profit Sharing Plan as in effect on August 31, 2008 by reason of his or her prior participation in the Target Corporation 401(k) Plan (for purposes of this paragraph (d) the “Target Plan”), then the vested percentage that applies to the portion of such Participant’s Matching Account that is attributable to his or her pre-Effective Amendment Date participation in the May Profit Sharing Plan shall not be less than the vested percentage that would apply to such Account portion under Section 7.2(e) of the May Profit Sharing Plan as in effect on August 31, 2008 had such plan continued without change (e.g., a vested percentage that is generally no less than 20% beginning on such Participant’s eligibility date under the Target Plan, 40% on such eligibility date plus one year, 70% on such eligibility date plus two years, or 100% on such eligibility date plus three years or his or her death, disability, or enlistment in the armed forces).

The provisions of this Subsection 7.12.3 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2002, be effective as of January 1, 2002 with respect to each participant in such Prior Plan who completes at least one hour of service (as defined under such Prior Plan) on or after January 1, 2002.

7.12.4  Except as is otherwise provided in Subsection 7.12.5 below, a Participant shall be fully vested at all times in any Retirement Income Account of his or hers.

7.12.5  Notwithstanding any of the provisions of Subsection 7.12.3 or 7.12.4 above, any Participant who fails to complete at least one Hour of Service on or after the Effective Amendment Date shall have a vested interest in any Matching Account and/or Retirement Income Account of his or hers to the extent, and only to the extent, provided under each and any Prior Plan in which the amounts reflected in such Account or Accounts were credited (in accordance with the provisions of the Prior Plan as in effect at the time the Participant ceased to be an employee for purposes of such Prior Plan).

7.13     Voting of Macy’s Common Shares Held in Investment Fund.  Any common shares of Macy’s (for purposes of this Section 7.13, “Common Shares”) which are held in the Macy’s Stock Fund shall be voted by the Trustee, on any matter on which Common Shares have a vote (for purposes of this Section 7.13, the “subject matter”), in the manner directed by the Participants pursuant to the following subsections of this Section 7.13.

7.13.1  Each Participant who has any portion of his or her Accounts invested in the Macy’s Stock Fund as of the record date used by Macy’s to determine the Common Shares eligible to vote on the subject matter (for purposes of this Section 7.13, the “subject record date”) may direct the Trustee as to how a number of the Common Shares held in the Macy’s Stock Fund as of the subject record date are to be voted on the subject matter.  The number of Common Shares subject to the Participant’s direction shall be equal to the product produced by multiplying the total number of Common Shares held in the Macy’s Stock Fund as of the subject record date by a fraction.  Such fraction shall have a numerator equal to the value of the portion of the Participant’s Accounts which are invested in the Macy’s Stock Fund determined as of the subject record date and a denominator equal to the total value of the Macy’s Stock Fund as of the subject record date.

7.13.2  The Trustee shall vote those Common Shares held in the Macy’s Stock Fund for which a vote on the subject matter is not determined under the provisions of Subsection 7.13.1 above (because certain Participants fail to direct the Trustee as to the manner in which the Common Shares held in the Macy’s Stock Fund that are subject to their direction under the provisions of Subsection 7.13.1 above are to be voted with respect to the subject matter in accordance with the provisions of Subsection 7.13.1 above) in the same proportions as it votes the Common Shares held in the Macy’s Stock Fund for which a vote on the subject matter is determined under the provisions of Subsection 7.13.1 above.

                        7.13.3  In connection with the vote of Common Shares held in the Macy’s Stock Fund with respect to the subject matter, (i) the Trustee and the Committee shall take such steps as are necessary to ensure that the applicable Participants who are entitled to give voting instructions under the foregoing subsections of this Section 7.13 have received necessary and accurate information as to the subject matter, (ii) the Trustee and the Committee shall take such steps as are necessary to ensure that such Participants are not subject to undue and improper pressure in making voting instructions or to any other improper outside influences that would affect the independence of such instructions, and (iii) the Trustee and the Committee shall take such steps as are necessary to ensure that the provisions of this Section 7.13 are fairly implemented.  Furthermore, in the event that the Trustee determines that the vote of any number of Common Shares held in the Macy’s Stock Fund as to the subject matter in accordance with Subsection 7.13.2 above would otherwise violate the provisions of Section 404(a) or any other section of ERISA, then, notwithstanding Subsection 7.13.2 above, the Trustee shall vote such Common Shares (the vote for which under Subsection 7.13.2 above would, as is determined by the Trustee, otherwise violate Section 404(a) or any other section of ERISA) in accordance with its own fiduciary determination and without regard to the procedures described in Subsection 7.13.2 above.

                        7.13.4  Before any annual or special meeting of Macy’s shareholders, the Trustee, the Committee, or a Committee representative will provide (by any method by which proxy material could be provided Macy’s shareholders, including the notice and access model permitted by rules of the U.S. Securities and Exchange Commission) each Participant who is entitled to direct the vote of any Common Shares held in the Macy’s Stock Fund on a matter being voted on at such meeting a form allowing the Participant to instruct the Trustee as to how to vote such Common Shares on such matter.

ARTICLE 7A

MAXIMUM ANNUAL ADDITION LIMITS

The provisions of this Article 7A shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2002, be effective as of January 1, 2002 with respect to any Plan Year beginning on or after such date.

7A.1    General Maximum Annual Addition Limit Rules.  Subject to the other provisions of this Article 7A but notwithstanding any other provision of the Plan to the contrary, in no event shall the annual addition to a Participant’s accounts for any limitation year exceed the lesser of (i) the defined contribution dollar limitation for such limitation year, as defined in Subsection 7A.1.1 below, or (ii) the defined contribution compensation limitation for such limitation year, as defined in Subsection 7A.1.2 below.

7A.1.1 For purposes of this Section 7A.1, the “defined contribution dollar limitation” for any limitation year is the dollar amount set forth in Section 415(c)(1)(A) of the Code, as such amount is adjusted under Code Section 415(d) by the Secretary of the Treasury or his or her delegate for such limitation year.  In accordance with such Code sections, the dollar amount set forth in Code Section 415(c)(1)(A), as adjusted under Section 415(d) of the Code, is:

(a)        $40,000 for each of the limitation year beginning on January 1, 2002 and the limitation year beginning on January 1, 2003;

(b)        $41,000 for the limitation year beginning on January 1, 2004;

(c)        $42,000 for the limitation year beginning on January 1, 2005;

(d)        $44,000 for the limitation year beginning on January 1, 2006;

(e)        $45,000 for the limitation year beginning on January 1, 2007;

(f)         $46,000 for the limitation year beginning on January 1, 2008; and

(g)        a dollar amount to be determined under Code Sections 415(c)(1)(A) and 415(d) for any limitation year that begins after 2008.

7A.1.2 For purposes of this Section 7A.1, the “defined contribution compensation limitation” for any limitation year is a dollar amount equal to 100% of the Participant’s compensation for such limitation year.

The part, if any, of the annual addition attributable to contributions to a defined benefit plan for medical benefits under Code Section 401(h) or to contributions to a welfare benefit fund for funding for post-retirement medical benefits under Code Section 419A(d) shall not be applied against the limit set forth in Subsection 7A.1.2 above, however.

7A.2    Necessary Terms.  For purposes of the rules set forth in this Article 7A, the terms set forth in the following subsections of this Section 7A.2 shall apply.

7A.2.1 The “annual addition” to a Participant’s accounts for a limitation year for purposes of this Plan shall be determined under the provisions of the Code (and mainly Code Section 415(c)(2)) (and, for Plan Years beginning on or after January 1, 2008, under the provisions of Treasury Regulations Section 1.415(c)-1) in effect for such limitation year.

(a)        In general, the annual addition is generally the sum of employer contributions, employee contributions, and forfeitures allocated to the Participant’s accounts for such limitation year under each defined contribution plan (as defined in Code Section 414(i)) maintained by one or more Affiliated Employers that is a plan described in Code Section 401(a) which includes a trust exempt from tax under Code Section 501(a), a simplified employee pension described in Code Section 408(k), or mandatory employee contributions made by the Participant to a defined benefit plan, plus any contributions made on behalf of the Participant for such limitation year under Code Section 415(1) or Code Section 419A(d) (e.g., contributions to a defined benefit plan for medical benefits or contributions on behalf of a key employee to a welfare benefit fund for funding for post-retirement medical benefits) under defined benefit plans or welfare benefit funds maintained by the Affiliated Employers.

(b)        However, any catch-up contributions made by a Participant to the Plan in accordance with the Plan’s provisions applicable to catch-up contributions (as described in Code Section 414(v)), any Rollover Contributions of a Participant, any restoration of a Participant’s accounts under Section 9.4, 11.2, or 17.5 below or a similar Plan provision, or any repayment of a loan made under Section 7.9 above or a similar provision of the Plan shall not be considered part of an annual addition for the limitation year in which the contributions, restorations, or repayments occur.

7A.2.2 A Participant’s “compensation” shall, for purposes of the restrictions of this Article 7A, refer to his or her Compensation as defined in Subsection 2.1.6 above.

7A.2.3 The “limitation year” for purposes of the restrictions under this Article 7A shall be the Plan Year.

7A.3    Combining of Plans.  If any other defined contribution plans (as defined in Section 414(i) of the Code) in addition to this Plan are maintained by one or more Affiliated Employers, then the limitations set forth in this Article 7A shall be applied as if this Plan and such other defined contribution plans are a single plan.  If any reduction or adjustment in a Participant’s annual addition is required by this Article 7A, such reduction or adjustment shall when necessary be made to the extent possible under any of such other defined contribution plans in which a portion of the annual addition was allocated to the Participant’s account as of a date in the applicable limitation year which is later than the latest date in such year as of which any portion of the annual addition was allocated to the Participant’s account under this Plan (provided such other plan or plans provide for such reduction or adjustment in such situation).  To the extent still necessary, such reduction or adjustment shall be made under this Plan.

7A.4    Special Rule for 2008 Plan Year.  Notwithstanding any other provision of the Plan to the contrary, for the Plan Year that ends on December 31, 2008, the foregoing sections of this Article 7A shall be applied as if the Macy’s Immediate Prior Plan as in effect from January 1, 2008 through August 31, 2008, the May Profit Sharing Plan as in effect from January 1, 2008 through August 31, 2008, and this Plan as in effect from the Effective Amendment Date through December 31, 2008 were one “combined” plan and that all of the foregoing sections of this Article 7A apply to such “combined” plan for the entire Plan Year ending December 31, 2008.

ARTICLE 7B

INVESTMENT OF ACCOUNTS

7B.1     General Rules for Investment of Accounts.  All of a Participant’s Accounts shall be invested on and after the Effective Amendment Date in the manner provided under and in accordance with the following subsections of this Section 7B.1.

7B.1.1  Each Participant may elect, to be effective as of the next Pay Day of the Participant by which the Committee can reasonably put such election into effect, to invest, as soon as practical after they are made, the Savings Contributions, Matching Contributions, and Rollover Contributions made by or for the Participant to the Plan (for purposes of this Subsection 7B.1.1, his or her “future contributions”) in 1% increments among any or all of the Investment Funds.  Notwithstanding the foregoing, the Participant may not elect that more than 25% of his or her future contributions will be invested in the Macy’s Stock Fund.

7B.1.2  If a Participant never makes any election as to the investment of his or her future contributions, then he or she shall be deemed to have elected to invest his or her future contributions in one of the Investment Funds that is chosen by the Committee to act as a “default” Investment Fund for purposes of the Plan, until the Participant affirmatively changes such election under Subsection 7B.1.1 above.

7B.1.3  Each Participant may at any time elect, to be effective as of the next day by which the Committee can reasonably put such election into effect, to change the investment of the then balance of his or her Accounts (including for this purpose the portion of his or her Accounts attributable to the Savings Contributions, Matching Contributions, and Rollover Contributions made by or for him or her prior to such election) in 1% increments among any or all of the Investment Funds.  Notwithstanding the foregoing, such election may not result in an increase in the proportion of the then balance of the Participant’s Accounts invested in the Macy’s Stock Fund if, after the increase, over 25% of such then Account balance would be invested in the Macy’s Stock Fund.

7B.1.4  Unless a Participant changes the investment of the balance of his or her Accounts as of any date under the provisions of Subsection 7B.1.3 above, any net income arising under an Investment Fund and allocable to the Participant’s Accounts shall be reinvested in such Investment Fund.

7B.1.5  Any election made by a Participant under the provisions of Subsection 7B.1.1 or 7B.1.3 above must be made by a communication to a Plan representative under a telephonic or electronic system approved by the Committee or by any other method approved by the Committee.  If such election is made by a telephonic or electronic communication, it shall be confirmed in writing by the Plan representative to the Participant.

7B.1.6  The Committee may, in its discretion and under administrative rules it adopts, treat a Participant’s election that was made under a Prior Plan, was in effect immediately prior to the Effective Amendment Date, and concerned the investment of his or her future contributions and/or his or her balance of his or her plan accounts as an investment election made under the foregoing subsections of this Section 7B.1 and as effective as of the Effective Amendment Date, provided such Prior Plan investment election applied to the same types of Investment Funds as apply under the Plan as of the Effective Amendment Date.

7B.1.7  Whenever a Participant makes an election (or is deemed to make an election) under the foregoing subsections of this Section 7B.1 as to the investment of his or her future contributions or the then balance of his or her Accounts, then his or her future contributions or the then balance of his or her Accounts, as the case may be, shall continue to be invested in accordance with such election until the Participant subsequently elects a change as to such investment under the foregoing subsections of this Section 7B.1.

7B.2     Investment Funds.  Several Investment Funds shall be maintained in the Trust Fund for the investment of Plan funds.

7B.2.1  As is indicated in Subsection 2.1.14 above, an “Investment Fund” means a separate commingled investment fund, or a separate investment option available under the Plan that permits a Participant to individually direct the investment of all or part of his or her Accounts (and the contributions allocable to his or her Accounts) among many different mutual funds or other publicly offered investments pursuant to a brokerage-like account, which is used for the investment of assets of the Plan.

7B.2.2  Each of the Investment Funds shall have a specific investment focus and party or parties directing its investments or a specific investment method, which in all cases is chosen by the Committee or an investment committee appointed under the provisions of the Trust.

7B.2.3  The Committee can eliminate and/or add Investment Funds for purposes of the Plan for any reason and at any time.  Each Investment Fund is subject to all of the terms of the Trust Fund.

7B.2.4  One of the Investment Funds shall be referred to in this Plan as the “Macy’s Stock Fund” and shall invest primarily in common shares of Macy’s, except that a portion of such Investment Fund may invest in certain cash equivalents.

ARTICLE 8

WITHDRAWALS DURING EMPLOYMENT

8.1       Withdrawals of After-Tax Savings and Rollover Contributions.

8.1.1    Upon notice given to a Plan representative (under any telephonic, electronic, or other procedure established for this purpose by the Committee), a Participant may elect to withdraw from his or her Savings Account any portion of the then value of such Account which is attributable to his or her After-Tax Savings Contributions which are treated under other provisions of the Plan as Additional Savings Contributions (for purposes of this Section 8.1, the “After-Tax Additional Savings Contributions”), and/or to withdraw any portion of the then value of his or her Rollover Account, and which he or she designates in the election.

8.1.2    Also upon notice given to a Plan representative (under any telephonic, electronic, or other procedure established for this purpose by the Committee), any Participant may, provided that he or she elects at the same time to withdraw the maximum amount of After-Tax Additional Savings Contributions he or she is permitted to withdraw under Subsection 8.1.1 above (if any), elect to withdraw from his or her Savings Account any portion of the then value of such Account which is attributable to his or her After-Tax Savings Contributions which are treated under other provisions of the Plan as Basic Savings Contributions and which he or she designates in the election.

8.1.3    If a withdrawal under Subsection 8.1.1 above and/or Subsection 8.1.2 above is elected, then, subject to Subsection 11.1.2 below, the actual withdrawal payment shall be distributed in cash to the Participant as soon as administratively practical after such election.

8.2       Withdrawals of Elective Savings Contributions.

8.2.1    Upon notice given to a Plan representative (under any telephonic, electronic, or other procedure established for this purpose by the Committee), a Participant may request a withdrawal from his or her Savings Account of any portion of the then value of such Account which is attributable to his or her Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions (for purposes of this Section 8.2, collectively referred to as his or her “Elective Savings Contributions”) and which he or she designates in the election, so long as, if the Participant has not yet attained age 59-1/2, the requested amount is not greater than the difference between the dollar amount of the Elective Savings Contributions previously made on his or her behalf to the Plan and the amount of Elective Savings Contributions he or she has previously withdrawn from the Plan.  In particular, no Trust income allocated to the Participant’s Savings Account by reason of his or her Elective Savings Contributions made to the Plan may be withdrawn pursuant to the provisions of this Section 8.2 when the withdrawal is made before the Participant has attained age 59-1/2.  Further, no withdrawal may be allowed under this Section 8.2 unless the withdrawal is requested (i) after the Participant has attained age 59-1/2 or (ii) because of a hardship.

8.2.2    If such a withdrawal is requested, then, subject to Subsection 11.1.2 below, the actual withdrawal payment shall be distributed in cash to the Participant as soon as administratively practical after such election, provided that the Committee or a Committee representative determines such request is to be granted under the rules set forth in this Section 8.2 (and, if applicable, Section 8.3 below).

8.2.3    Also, any withdrawal made by a Participant shall be deemed for Plan purposes to consist first of those Elective Savings Contributions which are treated under other provisions of the Plan as Additional Savings Contributions and second (only to the extent still necessary) of those Elective Savings Contributions which are treated under other provisions of the Plan as Basic Savings Contributions.

8.2.4    Any withdrawal requested under this Section 8.2 because of a hardship shall be granted by the Committee or a Committee representative if (and only if) the Committee or the Committee representative determines that the requested hardship withdrawal meets the requirements set forth in Section 8.3 below.

8.3       Requirements for Hardship Withdrawals.  Any withdrawal which is requested by a Participant under Section 8.2 above because of a hardship must meet the requirements set forth in the following subsections of this Section 8.3 in order to be granted by the Committee or a Committee representative.

8.3.1    Any such hardship withdrawal must be requested by the Participant and certified to be on account of an immediate and heavy financial need of the Participant.  Also, written documentation of the reason for requesting the withdrawal may be required by the Committee or a Committee representative.  Whether a withdrawal is requested on account of an immediate and heavy financial need of the Participant shall be determined by the Committee or a Committee representative on the basis of all facts and circumstances.  In this regard, a withdrawal shall be considered to be requested on account of an immediate and heavy financial need of the Participant if the request is on account of:

(a)        Expenses for (or necessary to obtain) medical care that would be deductible to the Participant under Section 213(d) of the Code (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);

(b)        Costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

(c)        The payment of tuition, related educational fees, and room and board expenses for up to the next twelve months of post-secondary education for the Participant or his or her spouse, children, or dependents (as defined in Section 152 of the Code but without regard to subsection (b)(1), (b)(2), or (d)(1)(B) thereof);

(d)        Payments necessary to prevent the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage of the Participant’s principal residence;

(e)        Payments for burial or funeral expenses for the Participant’s deceased parent, spouse, children, or dependent (as defined in Section 152 of the Code but without regard to subsection (d)(1)(B) thereof);

(f)         Expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Section 165 of the Code (determined without regard to whether the loss exceeds 10% of adjusted gross income); or

(g)        To the extent not included in any of the foregoing paragraphs, the need to pay expenses to alleviate the Participant’s severe financial hardship resulting from extraordinary and unforeseeable circumstances beyond the control of the Participant.

The provisions of this Section 8.3 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2006, be effective as of January 1, 2006 with respect to any hardship withdrawal made on or after such date.

8.3.2    Any such hardship withdrawal must also be necessary to satisfy the need for the withdrawal.  A withdrawal shall be deemed necessary to satisfy such need if, and only if, all of the conditions set forth in the following paragraphs of this Subsection 8.3.2 are certified to by the Participant.

(a)        The withdrawal is not in excess of the amount of the immediate and heavy financial need of the applicable Participant which has caused the Participant to request the withdrawal.  The amount of an immediate and heavy financial need of the Participant may include an amount permitted by the Committee under uniform rules to cover Federal income taxes or penalties which can reasonably be anticipated to result to the Participant from the distribution.

(b)        The Participant has obtained or is obtaining by the date of the withdrawal all withdrawals (other than hardship withdrawals) and all nontaxable (at the time of the loans) loans then available under the Plan and all other plans of the Affiliated Employers, including any loans then available under Section 7.9 above and any withdrawal then available under Section 8.1 above.

(c)        The Participant shall be suspended from making employee contributions or having contributions made by reason of his or her election pursuant to an arrangement described in Section 401(k) of the Code under the Plan, or any other plan of the Affiliated Employers which is qualified under Section 401(a) of the Code, for a six month period beginning on the date on which the withdrawal payment is made.

(d)        The Participant shall be suspended from making employee contributions or having contributions made by reason of his or her election under any plan of deferred compensation of an Affiliated Employer which is not qualified under Section 401(a) of the Code, including for purposes hereof a stock option or stock purchase plan, for at least six months after the date on which the withdrawal payment is made.

(e)        The Participant cannot relieve such need through any other resources.

8.4       Suspension of Savings Contributions.  Notwithstanding any other provision in the Plan to the contrary, the ability of any Participant who makes a withdrawal under Sections 8.2 and 8.3 above because of a hardship shall automatically be suspended from making Savings Contributions under this Plan for the six month period beginning on the date on which the withdrawal payment is made.  The Participant may elect to have Savings Contributions resume being made on his or her behalf as of any Pay Day which occurs after the expiration of such six month suspension period only by filing a new Savings Agreement with a Plan representative an administratively reasonable number of days prior to such Pay Day.  No limit on the Participant’s ability to make Savings Contributions under the Plan after such six month suspension period has expired shall apply by reason of the hardship withdrawal taken by the Participant under the Plan.  The provisions of this Section 8.4 shall not only be effective as of the Effective Amendment Date but shall also, for the Macy’s Immediate Prior Plan as in effect on January 1, 2002, be effective as of January 1, 2002 with respect to any hardship withdrawal made on or after such date.

ARTICLE 9

DISTRIBUTIONS ON ACCOUNT OF TERMINATION
OF EMPLOYMENT FOR REASONS OTHER THAN DEATH

9.1       Distribution of Retirement Benefit.  Each Participant who is vested in any Account under the Plan shall be entitled to a retirement benefit under the Plan, which is payable in accordance with the following subsections of this Section 9.1.

9.1.1    The form of such benefit shall be determined under Articles 9A and 9B below.

9.1.2    Further, subject to the other provisions of the Plan, such benefit shall be paid or commence to be paid within a reasonable administrative period after the date the Participant provides a Plan representative with a direction (under any telephonic, electronic, or other procedure established for this purpose by the Committee) to pay the benefit.  Notwithstanding the immediately preceding sentence, in no event shall such benefit be paid or commence to be paid prior to the earlier of the date the Participant ceases to be an Employee or the Participant’s Required Commencement Date (unless the Participant’s benefit reflects any amounts attributable to his participation in the May Profit Sharing Plan before the Effective Amendment Date and the Participant attained age 70-1/2 prior to January 1, 1987, in which case this sentence shall not apply).  Also, notwithstanding the first sentence of this Subsection 9.1.2, in no event shall such benefit be paid or commence to be paid later than the Participant’s Required Commencement Date.

9.1.3    Notwithstanding Subsection 9.1.2 above, such benefit shall automatically be paid, with no direction or consent of the Participant being required, within a reasonable administrative period after the date the Participant ceases to be an Employee if (i) the lump sum amount of such benefit is then determined to be $1,000 or less, (ii) such benefit has not begun to be paid to the Participant under any other provisions of the Plan, and (iii) the Participant’s ceasing to be an Employee occurs prior to his or her Required Commencement Date; except that such benefit shall in no event be paid later than the Participant’s Required Commencement Date.  The provisions of this Subsection 9.1.3 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on March 28, 2005, be effective as of March 28, 2005 with respect to any benefit that commences to be paid on or after such date.

9.1.4    Also, in no event shall distribution of any benefit under the Plan to a Participant under this Section 9.1 be made or commence, provided the Participant has filed a direction to pay the benefit (when such direction is required) and the amount of the benefit can be determined, later than 60 days after the end of the later of the Plan Year during which the Participant attains his or her Normal Retirement Age or the Plan Year in which he or she ceases to be an Employee.

9.1.5    If a Participant dies before the full distribution of the retirement benefit to which he or she is entitled, his or her beneficiary under the Plan shall be entitled to a benefit under Article 10 below and the provisions of this Section 9.1 shall no longer apply.

9.2       Forfeiture of Nonvested Accounts on Termination of Employment.  If a Participant ceases to be an Employee for any reason prior to a time when his or her Accounts are fully vested, the Participant shall forfeit from his or her Accounts the nonvested balance therein (i.e., the total balance of such Accounts less the vested portion, if any, of such balance), on and as determined as of the earlier of (i) the date on which he or she receives distribution of the full vested portion of his or her Accounts or (ii) the end of the Plan Year in which he or she first incurs a Six-Year Break-in-Service which ends after the Participant ceases to be an Employee.  The forfeited amount shall be allocated to Accounts of other Participants in accordance with Section 9.5 below.  For purposes hereof, a Participant who ceases to be an Employee at a time when he or she has no vested balance in his or her Accounts at all shall be deemed to have received a complete distribution of the vested portion of his or her Accounts on the date of such termination of employment.

9.3       Special Rules as to Effect of Rehirings on Accounts.

9.3.1    If a former Participant who ceased to be an Employee and thereby forfeited all of his or her Accounts is rehired as a Covered Employee prior to incurring a Six-Year Break-in-Service, the dollar amount which was previously forfeited from such Accounts shall be restored, as of the last day of the Plan Year in which he or she is rehired, to new Accounts (of the same types as the ones from which he or she suffered the forfeiture) established for him or her under the Plan.

9.3.2    In addition, if a former Participant who ceased to be an Employee, thereby forfeited a portion of but not all of his or her Accounts, and received a distribution of the vested balance of such Accounts is rehired as a Covered Employee prior to incurring a Six-Year Break-in-Service, he or she may repay to the Trust the dollar amount previously distributed to him or her which was attributable to the vested portion of such prior Accounts.  Such repayment must be made prior to the earlier of the end of a Six-Year Break-in-Service or the sixth annual anniversary of his or her reemployment as a Covered Employee.  If he or she makes such repayment, the dollar amount previously forfeited from such prior Accounts, together with the dollar amount of the repayment, shall be restored, as of the last day of the Plan Year in which he or she makes the repayment, to new Accounts (of the same types as the ones from which he or she suffered the forfeiture and received the distribution) established for him or her under the Plan.  Notwithstanding the foregoing, if such Participant participated prior to the Effective Amendment Date in the May Profit Sharing Plan and any part of the Accounts forfeited upon the Participant’s ceasing to be an Employee were attributable to employer contributions made to the May Profit Sharing Plan before the Effective Amendment Date, then the dollar amount which was previously forfeited from such Accounts shall be restored, as of the last day of the Plan Year in which he or she is rehired, to new Accounts even if the Participant fails to make a repayment to the Trust of the dollar amount previously distributed to him or her which was attributable to the vested portion of such prior Accounts.

9.3.3    If a former Participant who ceased to be an Employee and forfeited a portion but not all of his or her Matching Account is rehired as a Covered Employee after incurring a Six-Year Break-in-Service but before receiving the full vested portion of all of his or her Accounts, his or her Matching Account shall be renamed as the “Prior Matching Account,” shall at all future times only reflect the then remaining vested balance therein and Trust income and losses which become allocable thereto, and shall be fully vested at all subsequent times.  A new Matching Account, to which future Matching Contributions can be allocated and which shall be subject to the general vesting provisions of the Plan, shall be established for the rehired Participant.

9.4       Source of Restorals.  The restorals required under Section 9.3 above for any Plan Year shall, to the extent indicated in Section 9.5 below, be made from forfeitures arising in such Plan Year.  If the amount of such forfeitures is insufficient to make all such required restorals, then the amount of such required restorals shall be made from a special contribution paid by the Employer to the Trust.  Such contribution shall not be considered an Employer contribution for purposes of Section 7.1 or 7.2 above or a part of an annual addition (as defined in Subsection 7A.2.1(a) above) to the Plan.

9.5       Application of Forfeitures.  Any amount of forfeitures arising under the Plan during a Plan Year (for purposes of this Section 9.5, the “subject Plan Year”): (i) shall be allocated to make all restorals of Accounts required under Section 9.3 above; (ii) shall, to the extent any such forfeitures still remain after such first step, be allocated to correct any inadvertent errors made in crediting amounts to Accounts and to make all restorals of Accounts required under Section 11.2 below; (iii) shall, to the extent any such forfeitures still remain after such two steps, be used to reduce and be substituted in place of the amount of Matching Contributions otherwise required for the subject Plan Year under Section 6.1 above; and (iv) shall, to the extent any such forfeitures still remain after such three steps, be allocated among the Matching Accounts of those Participants who are otherwise entitled to receive an allocation of Matching Contributions for the subject Plan Year in the same manner as if such forfeitures were additional Matching Contributions for the subject Plan Year.

ARTICLE 9A

FORM OF DISTRIBUTION OF SAVINGS
BENEFIT ACCOUNTS

9A.1    Section Applies Only to Savings Benefit Accounts.  This Article 9A provides rules as to the form (except for the time of payout, which is provided for in Article 9 above) of a Participant’s retirement benefit under the Plan with respect to the part of such benefit that is not attributable to the Participant’s participation prior to the Effective Amendment Date in the David’s Bridal, Inc. 401(k) Plan that merged prior to such date into the May Profit Sharing Plan but that is attributable to the other portions of the Participant’s Savings Account, Rollover Account, and Matching Account of the Participant (which part of such benefit is referred to in this Article 9A as the Participant’s “Savings Benefit” and which Account portions to which the Savings Benefit is attributable are referred to in this Article 9A as the Participant’s “Savings Benefit Accounts”).  Article 9B below provides the rules as to such form with respect to the remaining part of the Participant’s retirement benefit under the Plan.

9A.2    Normal Form of Savings Benefit – Lump Sum Payment.  Subject to the other provisions of the Plan (including but not limited to Article 17 below), a Participant’s Savings Benefit shall be distributed in the form of a lump sum payment.  The amount of such lump sum payment shall be equal to the vested balances in the Participant’s Savings Benefits Accounts, determined as of the date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution.  Subject to Subsection 11.1.2 below, such lump sum payment shall be made in cash.

9A.3    Optional Annuity Form of Benefit Rules.  Subject to the other provisions of the Plan, a Participant may elect to receive his or her Savings Benefit in an annuity form instead of the normal form set forth in Section 9A.2 above (or to have part of his or her Savings Benefit paid in an annuity form and the remainder paid in the normal form set forth in Section 9A.2 above).  Such an election must be made on a form or writing prepared or approved by the Committee and filed with a Plan representative prior to the date the benefit is payable under Section 9.1 above.  If the Participant elects to receive his or her Savings Benefit (or part of such benefit) in an annuity form, the specific type of annuity in which such benefit shall be paid is determined under Sections 9A.4, 9A.5, and 9A.6 below.  In addition, the election to pay a Savings Benefit (or part of such benefit) in an annuity form is subject to the following subsections of this Section 9A.3.

9A.3.1 The distribution of any annuity shall be effected by the application of an amount equal to the vested balances in the Participant’s Savings Benefit Accounts (determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution), or the part of such vested balances which the Participant elects to have distributed in an annuity form, to the purchase of a nontransferable annuity contract providing the applicable type of annuity form from an insurance company selected by the Committee and the subsequent forwarding of such contract to the Participant.  The purchase of such annuity shall be made on behalf of the Participant as a part of the Plan’s administrative procedures.  If the Participant receives a benefit under Article 9B below in the same annuity form as he or she receives his or her Savings Benefit (or any part thereof), the Committee may choose to purchase one annuity contract to provide both such benefits.

9A.3.2 Any annuity contract shall be purchased and distributed on an immediate basis (i.e., payments under the contract shall begin as of a date which coincides with or is within a reasonable administrative period after the date as of which such purchase is made and in no event later than any deadline set in the Plan for the commencement of the applicable benefit).  As a result, the vested balances of the Participant’s Savings Benefit Accounts shall be maintained in the Plan until just before the annuity contract is to begin payments, at which time the contract shall be purchased.

9A.3.3 The distribution of an annuity contract hereunder shall, for all purposes of the Plan, be deemed to constitute the full distribution of the benefit attributable to the part of the Participant’s Savings Benefit Accounts which is due the Participant and is being paid in the form of an annuity.

9A.3.4 Notwithstanding any other provision of the Plan to the contrary, the applicable Participant may not elect to receive his or her Savings Benefit (or any part of such benefit) in an annuity form if (i) the value of such benefit (or such part) at the time it is determined for distribution purposes, when added to the value of any benefit under Article 9B below which the Participant also is to receive in an annuity form, is $1,000 or less.  Instead, in such case such benefit shall be distributed in a lump sum payment in accordance with Section 9A.2 above.  The provisions of this Subsection 9A.3.4 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on March 28, 2005, be effective March 28, 2005 with respect to any benefit that commences to be paid on or after such date.

9A.3.5 If a Participant elects to receive part but not all of his or her Savings Benefit in the form of an annuity, then, for purposes of Sections 9A.4, 9A.5, and 9A.6 below, any reference in such sections to a Participant’s Savings Benefit shall be read to refer only to the part of such benefit which the Participant elects to receive in the form of an annuity.

9A.4    Normal Form of Annuity Benefit.

9A.4.1 Subject to the other terms of the Plan, if a Participant elects to receive his or her Savings Benefit in an annuity form under Section 9A.3 above and he or she is not married as of the date payments under the annuity are to begin being paid, then such benefit shall be paid in the form of a Single Life Annuity.

9A.4.2 Subject to the other terms of the Plan, if a Participant elects to receive his or her Savings Benefit in an annuity form under Section 9A.3 above and he or she is married as of the date payments under the annuity are to begin being paid, then such benefit shall be paid in the form of a Qualified Joint and Survivor Annuity.

9A.5    Election Out of Normal Annuity Form.

9A.5.1 A Participant who elects to receive his or her Savings Benefit in an annuity form under Section 9A.3 above may elect to waive the normal annuity form in which such benefit shall otherwise be paid under Section 9A.4 above and instead to have such benefit paid in any specific optional annuity form permitted him or her under Section 9A.6 below, provided: (i) such election is made in writing to a Plan representative (on a form or writing prepared or approved by the Committee) both prior to the date on which the Savings Benefit is otherwise distributed in the absence of this election and within the 180 day period ending on the date on which his or her Savings Benefit is distributed; and (ii) for a Participant who is married on the date as of which his or her Savings Benefit commences under the annuity form, the person who is the spouse of the Participant on such date consents, in writing to a Plan representative, to such election within the same 180 day period, with the spouse’s consent acknowledging the effect of such consent and being witnessed by a notary public.  Any such spouse’s consent shall be irrevocable once received by a Plan representative.

9A.5.2 Notwithstanding clause (ii) of Subsection 9A.5.1 above, a consent of a spouse shall not be required for purposes of Subsection 9A.5.1 above if it is established to the satisfaction of a Plan representative that the otherwise required consent cannot be obtained because the Plan representative reasonably determines no spouse exists, because the spouse cannot reasonably be located, or because of such other circumstances as the Secretary of the Treasury or his or her delegate allows in regulations.

9A.5.3 The Participant may amend or revoke his or her election of an optional annuity form under this Section 9A.5 by notice filed with a Plan representative at any time before his or her Savings Benefit is processed for distribution to him or her under the Plan; provided that if the Participant attempts upon such an amendment to elect another annuity form of payment different than the normal annuity form applicable to him or her, the conditions of Sections 9A.5.1 and 9A.5.2 above must be satisfied as if such amendment were a new election.

9A.6    Optional Annuity Forms.  A Participant who elects to receive his or her Savings Benefit in an annuity form may elect to receive such benefit, in lieu of the normal annuity form otherwise payable under Section 9A.4 above and provided all of the election conditions of Section 9A.5 above are met, in any of the following annuity forms: (i) a Single Life Annuity (which is an optional annuity form only for a Participant who is married on the date as of which his or her Savings Benefit is distributed to him); (ii) a Life and Ten Year Certain Annuity; (iii) a Full Cash Refund Annuity; or (iv) a Period Certain Annuity.

9A.7    Annuity Definitions.  For purposes of this Article 9A, the annuity definitions set forth in the following subsections of this Section 9A.7 shall apply.

9A.7.1 “Single Life Annuity” means an annuity payable as follows.  Equal monthly payments are made to a Participant for his or her life and end with the last monthly payment due for the month in which the Participant dies.

9A.7.2 “Qualified Joint and Survivor Annuity” means an annuity payable as follows.  Equal monthly payments are made to a Participant for his or her life, and, after his or her death, monthly survivor payments continue to the person who is the spouse of the Participant on the date as of which payments under the annuity begin being paid to the Participant (provided such person survives the Participant) for such person’s life.  Each monthly survivor payment to such person is equal in amount to 50% (or, if the Participant so elects in writing to the applicable Plan representative within the 180 day period ending on the date on which payments under the annuity begin being paid, 66-2/3%, 75%, or 100%) of the monthly payment amount made during the life of the Participant under the same annuity.

9A.7.3 “Life and Ten Year Certain Annuity” means an annuity payable as follows.  Equal monthly payments are made to a Participant for his or her life, and such payments end with the payment due for the month in which the Participant dies if at least 120 monthly payments have been made on behalf of the Participant.  If not, the monthly payments continue after the Participant’s death to a contingent beneficiary until 120 monthly payments in the aggregate have been made to the Participant and the contingent beneficiary.  The Participant shall name the contingent beneficiary in his or her election of this form.

9A.7.4 “Full Cash Refund Annuity” means an annuity payable as follows.  Equal monthly payments are made to a Participant for his or her life and end with the last payment due for the month in which the Participant dies.  Further, if the cost of such annuity exceeds the total of all monthly payments made under the annuity through the month in which the Participant dies, then the amount of such excess shall be paid in a single sum to a contingent beneficiary.  The Participant shall name the contingent beneficiary for purposes of such annuity in his or her election of this form.

9A.7.5 “Period Certain Annuity” means an annuity payable as follows.  Equal monthly payments are made to a Participant for a certain number of months (for purposes of this Subsection 9A.7.5, the “period certain”) and end with the payment for the last month in such period certain.  If the Participant dies before the end of the period certain, then the monthly payments due for the remaining months in the period certain after the month of the Participant’s death shall be paid to a contingent beneficiary.  The Participant shall specify the period certain to be used and name the contingent beneficiary in his or her election of this form.  The period certain may be any number of months, provided it is not less than 36 months and not more than 180 months.

9A.8    Minimum Required Installment/Lump Sum Form of Benefit.  Subject to the other provisions of the Plan, a Participant who is required to receive a retirement benefit under Section 9.1 above on his or her Required Commencement Date and prior to his or her having ceased to be an Employee shall receive his or her Savings Benefit in a special installment form (for purposes of this Section 9A.8, the “Installment/Lump Sum Form”), unless and until the Participant elects prior to the date of any payment otherwise required under the Installment/Lump Sum Form to receive his or her Savings Benefit in the normal form set forth in Section 9A.2 above (in which case his or her then remaining Savings Benefit shall be paid in such normal form) or in an optional annuity form (in which case such election shall be subject to the rules of Subsections 9A.3.1 through 9A.3.5 above and of Sections 9A.4 through 9A.6 above and, subject to such rules, his or her then remaining Savings Benefit shall be paid in such optional annuity form).  The Committee may require for administrative reasons that such election must be filed a reasonable number of days or months prior to the date of any payment otherwise required under the Installment/Lump Sum form for it to be considered effective as of the date of such payment.  The Installment/Lump Sum Form is subject to the following subsections of this Section 9A.8.

9A.8.1 Under the Installment/Lump Sum Form and subject to Subsection 11.1.2 below, a part of the vested balances of the Participant’s Savings Benefit Accounts is paid in cash to the Participant (or, if he or she dies before payment of such part, to the beneficiary of the Participant designated under Section 10.6 below) for each Distribution Year.  For any Distribution Year, the amount of the distribution shall be equal to the lesser of: (i) an amount equal to the total vested balances of all of the Participant’s Accounts (determined as of the last day of the latest calendar year which ends prior to the subject Distribution Year) divided by the Life Expectancy of the Participant for such Distribution Year; or (ii) an amount equal to the vested balances of the Participant’s Savings Benefit Accounts (determined as of the latest valuations of the Investment Funds which have been completed prior to the distribution and the results of which are available on such date to the Committee).  Any distribution which is made hereunder for a Distribution Year shall be deemed for Plan purposes to be taken first from the Participant’s Savings Account, second (only to the extent still necessary) from his or her Rollover Account, and third (only to the extent still necessary) from his or her Matching Account.

9A.8.2 Further, under the Installment/Lump Sum Form and subject to Subsection 11.1.2 below, any then remaining vested balance in the Participant’s Savings Benefit Accounts shall be paid in a lump sum cash payment to the Participant (or, if he or she dies before such payment, to the beneficiary of the Participant designated under the provisions of Section 10.6 below) within a reasonable administrative period after the Participant ceases to be an Employee for any reason.  For purposes of this distribution, the remaining vested balances of the Participant’s Savings Benefit Accounts to be so distributed shall be based on the latest valuations of the Investment Funds which have been completed prior to the date of the distribution and the results of which are available on such date to the Committee.

9A.8.3 The distribution to be made under the Installment/Lump Sum Form for the Participant’s first Distribution Year shall be made on the Participant’s Required Commencement Date.  The distribution to be made under the Installment/Lump Sum Form for any later Distribution Year shall be made on a date which falls in such Distribution Year and which the Committee determines for administrative reasons to be the date on which such distribution is to be made; except that, instead of a separate payment, the distribution to be made for any Distribution Year in which the Participant ceases to be an Employee may be paid as part of the final lump sum cash payment provided for in Subsection 9A.8.2 above (whenever it is paid) if (and only if) such final payment is made in such Distribution Year.  If the Participant affirmatively elects in writing to have his or her Savings Benefit paid in the Installment/Lump Sum form, then such form, once it commences, shall continue in accordance with the terms of this Section 9A.8 which apply to such form and shall not be subject to change.

9A.8.4 For purposes of this Section 9A.8, a “Distribution Year” means, with respect to any Participant, the latest calendar year which ends prior to or with the latest date which could serve as the Participant’s Required Commencement Date and each later calendar year to and including the calendar year in which the Participant ceases to be an Employee.

            9A.8.5 Also for purposes of this Section 9A.8, the “Life Expectancy” of the Participant shall be, for each and any Distribution Year, the Participant’s life expectancy divisor for such Distribution Year.  For purposes hereof, the Participant’s “life expectancy divisor” for any such Distribution Year shall be deemed to be the applicable multiple set forth in the Uniform Lifetime Table set forth in Treasury Regulations Section 1.401(a)(9)-9(Q&A-2) that applies to the age of the Participant on his or her birthday in the subject Distribution Year.  The provisions of this Subsection 9A.8.5 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2003, be effective as of January 1, 2003.

9A.8.6 Notwithstanding the foregoing provisions of this Section 9A.8, if (i) the value of the Participant’s Savings Benefit as of his or her Required Commencement Date, when added to the value of any benefit under Article 9B below which the Participant also is to receive, is $1,000 or less and (ii) his or her Savings Benefit has not begun to be paid to the Participant, then his or her Savings Benefit shall be distributed in the normal form set forth in Section 9A.2 above instead of the Installment/Lump Sum Form.  The provisions of this Subsections 9A.8.6 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on March 28, 2005, be effective as of March 28, 2005 with respect to any benefit that commences to be paid on or after such date.

ARTICLE 9B

FORM OF DISTRIBUTION OF
PROFIT SHARING ACCOUNTS

9B.1     Section Applies Only to Profit Sharing Accounts.  This Article 9B provides rules as to the form (except for the time of payout, which is set forth in Article 9 above) of a Participant’s retirement benefit under the Plan with respect to the part of such benefit attributable to the Retirement Income Account of the Participant and, if applicable, the portions of any other Accounts that are attributable to the Participant’s participation prior to the Effective Amendment Date in the David’s Bridal, Inc. 401(k) Plan that merged into the May Profit Sharing Plan before the Effective Amendment Date (which part of such benefit is referred to in this Article 9B as the Participant’s “Profit Sharing Benefit” and which Account and Account portions to which the Profit Sharing Benefit is attributable are referred to in this Article 9B as the Participant’s “Profit Sharing Accounts”).  Article 9A above provides the rules as to such form with respect to the remaining part of the Participant’s retirement benefit under the Plan (which part of such benefit is referred to in this Article 9B as the Participant’s “Savings Benefit”).

9B.2     Normal Form of Profit Sharing Benefit – Qualified Annuity Forms.

9B.2.1  Subject to the other terms of the Plan, if a Participant is not married as of the date payment of his or her Profit Sharing Benefit is to commence, then such benefit shall be paid in the form of a Single Life Annuity.

9B.2.2  Subject to the other terms of the Plan, if a Participant is married as of the date payment of his or her Profit Sharing Benefit is to commence, then such benefit shall be paid in the form of a Qualified Joint and Survivor Annuity.

9B.3     Election Out of Normal Form.

9B.3.1  A Participant may elect to waive the normal form in which his or her Profit Sharing Benefit shall otherwise be paid under Section 9B.2 above and instead to have such benefit (or any part of such benefit) paid in any specific optional form permitted him or her under Section 9B.4 below, provided: (i) such election is made both prior to the date on which the Profit Sharing Benefit is distributed in the absence of this election and within the 180 day period ending on the date on which his or her Profit Sharing Benefit is distributed or paid; and (ii) for a Participant who is married on the date as of which his or her Profit Sharing Benefit commences or is paid, the person who is the spouse of the Participant on such date consents, in writing to a Plan representative, to such election within the same 180 day period, with the spouse’s consent acknowledging the effect of such consent and being witnessed by a notary public.  Any such spouse’s consent shall be irrevocable once received by a Plan representative.

9B.3.2  Notwithstanding the provisions of clause (ii) of Subsection 9B.3.1 above, a consent of a spouse shall not be required for purposes of Subsection 9B.3.1 above if it is established to the satisfaction of a Plan representative that the otherwise required consent cannot be obtained because the Plan representative reasonably determines no spouse exists, because the spouse cannot reasonably be located, or because of such other circumstances as the Secretary of the Treasury or his or her delegate allows in regulations.

9B.3.3  The Participant may amend or revoke his or her election of an optional form under this Section 9B.3 by notice to a Plan representative at any time before his or her Profit Sharing Benefit is processed for distribution to him or her under the Plan; provided that if the Participant attempts upon such an amendment to elect another form of payment different than the normal form applicable to him or her, the conditions of Subsections 9B.3.1 and 9B.3.2 above must be satisfied as if such amendment were a new election.

9B.4     Regular Optional Forms.

9B.4.1  Provided all of the election conditions of Section 9B.3 above are met, a Participant may elect to receive his or her Profit Sharing Benefit in any of the following forms instead of the normal form otherwise payable under Section 9B.2 above (or to have part of his or her Profit Sharing Benefit paid in the form described in paragraph (e) of this Subsection 9B.4.1 and the remainder paid in the normal form otherwise payable under Section 9B.2 above or in one of the optional annuity forms described in paragraphs (a) through (d) of this Subsection 9B.4.1).

(a)        A Single Life Annuity (which is an optional form only for a Participant who is married on the date as of which his or her Profit Sharing Benefit commences to be paid to him);

(b)        A Life and Ten Year Certain Annuity;

(c)        A Full Cash Refund Annuity;

(d)        A Period Certain Annuity; or

(e)        A lump sum payment.  The amount of the lump sum payment shall be equal to the vested balance of the Participant’s Profit Sharing Accounts, determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution, or the part of such vested balance which the Participant elects to have distributed in a lump sum payment form, as the case may be.  Subject to Subsection 11.1.2 below, such lump sum payment shall be made in cash.

9B.5     Annuity Form of Benefit Rules.  If a Participant’s Profit Sharing Benefit is paid in any annuity form under the provisions of this Article 9B, such annuity form shall be subject to the following subsections of this Section 9B.5.

9B.5.1  The distribution of any annuity shall be effected by the application of an amount equal to the vested balance in the Participant’s Profit Sharing Accounts (determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution), or the part of such vested balance which is to be distributed in an annuity form, to the purchase of a nontransferable annuity contract providing the applicable type of annuity form from an insurance company selected by the Committee and the subsequent forwarding of such contract to the Participant.  The purchase of such annuity shall be made on behalf of the Participant as a part of the Plan’s administrative procedures.  If the Participant receives his or her Savings Benefit (or any part thereof) under Article 9A above in the same annuity form as he or she receives his or her Profit Sharing Benefit (or any part thereof), the Committee may choose to purchase just one annuity contract to provide both such benefits.

9B.5.2  Any annuity contract shall be purchased and distributed on an immediate basis (i.e., payments under the contract shall begin as of a date which coincides with or is within a reasonable administrative period after the date as of which such purchase is made and in no event later than any deadline set in the Plan for the commencement of the applicable benefit).  As a result, the vested portion of the Participant’s Profit Sharing Accounts shall be maintained in the Plan until just before the annuity contract is to begin payments, at which time the contract shall be purchased.

9B.5.3  The distribution of an annuity contract hereunder shall, for all purposes of the Plan, be deemed to constitute the full distribution of the benefit attributable to the part of the Participant’s Profit Sharing Accounts which is due the Participant and is being paid in the form of an annuity.

9B.6     Annuity Definitions.  For purposes of this Article 9B, a “Single Life Annuity,” “Qualified Joint and Survivor Annuity,” “Life and Ten Year Certain Annuity,” “Full Cash Refund Annuity,” and “Period Certain Annuity” shall have the same meanings as are set forth for such terms in Section 9A.7 above.

9B.7     Required Lump Sum Form for Small Profit Sharing Benefit.

9B.7.1  Notwithstanding any other provision of the Plan to the contrary, the Participant shall automatically receive his or her Profit Sharing Benefit in the form of a lump sum payment (and not in any annuity form) unless the value of such benefit at the time it is processed for distribution, when added to the value of any benefit under Article 9A above which the Participant elects to receive in an annuity form, is in excess of $1,000.  The provisions of this Subsection 9B.7.1 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on March 28, 2005, be effective as of March 28, 2005 with respect to any benefit that commences to be paid on or after such date.

9B.7.2  The amount of any lump sum payment that is payable pursuant to Subsection 9B.7.1 above shall be equal to the vested balance in the Participant’s Profit Sharing Accounts determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution.  Subject to Subsection 11.1.2 below, such lump sum payment shall be made in cash.

9B.8     Optional Minimum Required Installment/Lump Sum Form of Benefit.  As a special option, subject to the other provisions of the Plan, a Participant who is required to receive a retirement benefit under Section 9.1 above on his or her Required Commencement Date and prior to his or her having ceased to be an Employee may elect to receive his or her Profit Sharing Benefit, in lieu of the form otherwise payable under Section 9B.2 above and provided all of the election provisions of Section 9B.3 above are met, in a special installment form (for purposes of this Section 9B.8, the “Installment/Lump Sum Form”).  Such an election must, in addition to the requirements set forth in Section 9B.3 above, be made prior to his or her Required Commencement Date.  The Committee may require for administrative reasons that such election must be made a reasonable number of days or months prior to his or her Required Commencement Date for it to be considered effective.  The Installment/Lump Sum Form is subject to the following subsections of this Section 9B.8.

9B.8.1  Under the Installment/Lump Sum Form and subject to Subsection 11.1.2 below, a part of the vested balance of the Participant’s Profit Sharing Accounts is paid in cash to the Participant (or, if he or she dies before payment of such part, to the beneficiary of the Participant designated under Section 10A.9 below) for each Distribution Year.  For any Distribution Year, the amount of the distribution shall be equal to the difference between: (i) an amount equal to the total vested balances of all of the Participant’s Accounts (determined as of the last day of the calendar year which ends prior to the subject Distribution Year) divided by the Life Expectancy of the Participant for such Distribution Year; and (ii) the amount distributed to the Participant for such Distribution Year under Section 9A.8 above.

9B.8.2  Further, under the Installment/Lump Sum Form and subject to Subsection 11.1.2 below, any then remaining vested balance in the Participant’s Profit Sharing Accounts shall be paid in a lump sum cash payment to the Participant (or, if he or she dies before such payment, to the beneficiary of the Participant designated under Section 10A.9 below) within a reasonable administrative period after the Participant ceases to be an Employee for any reason.  For purposes of this distribution, the remaining vested balance in the Participant’s Profit Sharing Accounts shall be based on the latest valuations of the Investment Funds which have been completed prior to the date of the distribution and the results of which are available on such date to the Committee.

9B.8.3  The distribution to be made under the Installment/Lump Sum Form for the Participant’s first Distribution Year shall be made on the Participant’s Required Commencement Date.  The distribution to be made under the Installment/Lump Sum Form for any later Distribution Year shall be made on a date which falls in such Distribution Year and which the Committee determines for administrative reasons to be the date on which such distribution is to be made; except that, instead of a separate payment, the distribution to be made for any Distribution Year in which the Participant ceases to be an Employee may be paid as part of the final lump sum cash payment provided for in Subsection 9B.8.2 above (whenever it is paid) if (and only if) such final payment is made in such Distribution Year.  If the Participant affirmatively elects in writing to have his or her Profit Sharing Benefit paid in the Installment/Lump Sum form, then such form, once it commences, shall continue in accordance with the terms of this Section 9B.8 which apply to such form and shall not be subject to change.

9B.8.4  For purposes of this Section 9B.8, a “Distribution Year” means, with respect to any Participant, the latest calendar year which ends prior to or with the latest date which could serve as the Participant’s Required Commencement Date and each later calendar year to and including the calendar year in which the Participant ceases to be an Employee.

9B.8.5  Also for purposes of this Section 9B.8, the “Life Expectancy” of the Participant shall be the Participant’s life expectancy divisor for such Distribution Year.  For purposes hereof, the Participant’s “life expectancy divisor” for any such Distribution Year shall be deemed to be the applicable multiple set forth in the Uniform Lifetime Table set forth in Treasury Regulations Section 1.401(a)(9)- 9(Q&A-2) that applies to the age of the Participant on his or her birthday in the subject Distribution Year.  The provisions of this Subsection 9B.8.5 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2003, be effective as of January 1, 2003.

9B.8.6  Notwithstanding the foregoing provisions of this Article 9B, if the Participant has any Savings Benefit which is also being distributed under Article 9A above on his or her Required Commencement Date and prior to his or her having ceased to be an Employee, then he or she may elect that his or her Profit Sharing Benefit is to be distributed in the Installment/Lump Sum Form only if he or she also elects in writing to have his or her Savings Benefit distributed in the Installment/Lump Sum Form described in Section 9A.8 above.

9B.8.7  Also notwithstanding the foregoing provisions of this Article 9B, if (i) the Participant has any Savings Benefit which is also being distributed under Article 9A above on his or her Required Commencement Date solely because he or she has reached such date and prior to his or her having ceased to be an Employee, (ii) such Savings Benefit is distributed under the provisions of Article 9A above in the Installment/Lump Sum Form described in Section 9A.8 above, (iii) the Participant fails to indicate to a Plan representative the form in which he or she wants his or her Profit Sharing Benefit distributed on his or her Required Commencement Date, and (iv) no portion of his or her Profit Sharing Benefit would be required to be paid on his or her Required Commencement Date under the Installment/Lump Sum Form described in this Section 9B.8 even if such Installment/Lump Sum Form had been elected, then the Participant shall be deemed to have elected to receive his or her Profit Sharing Benefit in the form of the Installment/Lump Sum Form described in this Section 9B.8 until the first date on which some portion of his or her Profit Sharing Benefit would be required to be paid under the Installment/Lump Sum Form described in this Section 9B.8 (for purposes of this Subsection 9B.8.7, the “Required Profit Sharing Distribution Date”).  At such time, the form of the Participant’s Profit Sharing Benefit shall be redetermined under all of the provisions of this Article 9B (disregarding only this Subsection 9B.8.7) as if the Required Profit Sharing Distribution Date was the date on which the Participant’s Profit Sharing Benefit was to commence.

9B.8.8  Notwithstanding the foregoing provisions of this Section 9B.8, if (i) the value of the Participant’s Profit Sharing Benefit as of his or her Required Commencement Date, when added to the value of any benefit under Article 9A above which the Participant also is to receive, is $1,000 or less and (ii) his or her Profit Sharing Benefit has not begun to be paid to the Participant, then his or her Profit Sharing Benefit shall be distributed in the lump sum payment form described in Section 9B.7 above instead of the Installment/Lump Sum Form.  The provisions of this Subsection 9B.8.8 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on March 28, 2005, be effective as of March 28, 2005 with respect to any benefit that commences to be paid under the Prior Plan on or after such date.

ARTICLE 10

DISTRIBUTIONS ON ACCOUNT OF DEATH

10.1     Distribution of Death Benefit.  If a Participant dies, whether while an Employee or after he or she has ceased to be an Employee, prior to having a retirement benefit paid (or at least commence to be paid) to him or her under the provisions of Articles 9, 9A, and/or 9B above, the Participant’s beneficiary shall be entitled to receive a death benefit under the Plan.  Such death benefit, regardless of the form of payment, is payable solely from and attributable to the vested portions of the Participant’s Accounts.

10.2     Time of Death Benefit.  Subject to the provisions of Article 10A below, any death benefit payable under Section 10.1 above on behalf of a Participant shall be distributed within a reasonable administrative period after the Employer or the Committee receives notice of the Participant’s death (and in no event, subject only to the Employer or the Committee receiving notice of the death, shall such benefit be distributed later than December 31 of the calendar year next following the calendar year in which the Participant died).

10.3     Normal Form of Death Benefit – Lump Sum Payment.  Subject to the provisions of Article 10A below and the other provisions of this Article 10, any death benefit payable under Section 10.1 above on behalf of a Participant shall be distributed in the form of a lump sum payment.  The amount of such lump sum payment shall be equal to the vested balances of the Participant’s Accounts determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution.  Subject to Subsection 11.1.2 below, such lump sum payment shall be made in cash.

10.4     Optional Annuity Form of Death Benefit Rules.  Subject to Article 10A below and the other provisions of this Article 10, a Participant’s beneficiary who is entitled to a death benefit payable under Section 10.1 above on behalf of the Participant may elect to receive such death benefit in either a Single Life Annuity, a Life and Ten Year Certain Annuity, a Full Cash Refund Annuity, or a Period Certain Annuity, instead of the normal form set forth in Section 10.3 above.  Such an election must be made on a form or writing prepared or approved by the Committee and filed with a Plan representative prior to the date the death benefit is processed for payment under the provisions of Section 10.2 above.  In addition, the election to pay a death benefit in an optional annuity form is subject to the following subsections of this Section 10.4.

10.4.1  The distribution of any annuity shall be effected by the application of an amount equal to the vested balances of the Participant’s Accounts (determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution) to the purchase of a nontransferable annuity contract providing the applicable type of annuity form from an insurance company selected by the Committee and the subsequent forwarding of such contract to the Participant’s beneficiary.  The purchase of such annuity shall be made on behalf of the Participant’s beneficiary as a part of the Plan’s administrative procedures.

10.4.2  Any annuity contract shall be purchased and distributed on an immediate basis (i.e., payments under the contract shall begin as of a date which coincides with or is within a reasonable administrative period after the date as of which such purchase is made and in no event later than any deadline set in the Plan for the commencement of the applicable benefit).  As a result, the vested balances of the Participant’s Accounts shall be maintained in the Plan until just before the annuity contract is to begin payments, at which time the contract shall be purchased.

10.4.3  The distribution of an annuity contract hereunder shall, for all purposes of the Plan, be deemed to constitute the full distribution of the death benefit which is due the Participant’s beneficiary.

10.4.4  Notwithstanding any other provision of the Plan to the contrary, the applicable beneficiary may not elect to receive the death benefit due to be paid hereunder in an optional annuity form if the value of such death benefit at the time it is to be distributed is $5,000 or less.  Instead, in such case such benefit shall be distributed in a lump sum payment in accordance with the provisions of Section 10.3 above.

10.5     Annuity Definitions.  For purposes of this Article 10, the annuity definitions set forth in the following subsections of this Section 10.5 shall apply.

10.5.1  “Single Life Annuity” means an annuity payable as follows.  Equal monthly payments are made to a Participant’s beneficiary for the beneficiary’s life and end with the payment due for the month in which the beneficiary dies.

10.5.2  “Life and Ten Year Certain Annuity” means an annuity payable as follows.  Equal monthly payments are made to a Participant’s beneficiary for the beneficiary’s life, and such payments end with the payment due for the month in which the beneficiary dies if at least 120 monthly payments have been made on behalf of the beneficiary.  If not, the monthly payments continue after the beneficiary’s death to a contingent beneficiary until 120 monthly payments in the aggregate have been made to the beneficiary and the contingent beneficiary.  The beneficiary shall name the contingent beneficiary in his or her election of this form.

10.5.3  “Full Cash Refund Annuity” means an annuity payable as follows.  Equal monthly payments are made to a Participant’s beneficiary for the beneficiary’s life and end with the payment due for the month in which the beneficiary dies.  Further, if the cost of such annuity exceeds the total of all monthly payments made under the annuity through the month in which the beneficiary dies, then the amount of such excess shall be paid to a contingent beneficiary.  The beneficiary shall name the contingent beneficiary for purposes of such annuity in his or her election of this form.

10.5.4  “Period Certain Annuity” means an annuity payable as follows.  Equal monthly payments are made to a Participant’s beneficiary for a certain number of months (for purposes of this Subsection 10.5.4, the “period certain”) and end with the payment for the last month in such period certain.  If the beneficiary dies before the end of the period certain, then the monthly payments due for the remaining months in the period certain after the month of the beneficiary’s death shall be paid to a contingent beneficiary.  The beneficiary shall specify the period certain to be used and name the contingent beneficiary in his or her election of this form.  The period certain may be any number of months, provided it is not less than 36 months and not more than 180 months.

10.6     Designation of Beneficiary.

10.6.1  Subject to the provisions of Article 10A below and the other provisions of this Section 10.6, a Participant’s beneficiary for purposes of the Plan shall be deemed to be the surviving spouse of the Participant.

10.6.2  The Participant may designate a different beneficiary (different than his or her surviving spouse) on a form or writing prepared or approved by the Committee and filed with a Plan representative.  Such a designation is not effective, however, unless (i) no spouse survives the death of the Participant (or it is established to the satisfaction of a Plan representative that no spouse survives such death, the spouse cannot reasonably be located, or there exist other circumstances prescribed by the Secretary of the Treasury or his or her delegate which warrant the disregarding of any need for spousal consent to the designated beneficiary) or the spouse irrevocably consents to the different beneficiary before the Participant’s death, (ii) the subject form is filed with a Plan representative prior to the Participant’s death, and (iii) the designated beneficiary survives the death of the Participant.  Such different beneficiary may consist of one or more persons, trusts, or estates.

10.6.3  The Participant may amend or revoke a designation of beneficiary that is made pursuant to the provisions of Subsection 10.6.2 above at any time prior to his or her death on a form or writing prepared or approved by the Committee and filed (prior to his or her death) with a Plan representative, provided that any designation of a beneficiary other than his or her spouse shall only be effective if such designation meets all of the conditions of Subsection 10.6.2 above.

10.6.4  Any consent of a spouse required under the provisions of this Section 10.6 must be made in writing, acknowledge the effect of such consent, and be witnessed by a notary public.

10.6.5  Any Participant who is an active Participant as of the Effective Amendment Date pursuant to Article 4 above, and who had a beneficiary designation that was in effect immediately prior to the Effective Amendment Date under a Prior Plan and that met all of the conditions described in the foregoing provisions of this Section 10.6 in order to be valid if it had been made under this Plan (including, if applicable, that the Participant’s spouse consented to the designation or that such consent was properly excused for reasons noted in Subsection 10.6.2 above), shall have such beneficiary designation be effective (and be considered his or her beneficiary designation under the Plan) as of the Effective Amendment Date, unless and until he or she amends such beneficiary designation under and pursuant to the provisions of Subsection 10.6.3 above.

10.6.6  If the Committee determines that the Participant is not survived by a spouse or other properly designated beneficiary, the Participant’s beneficiary for purposes of the Plan shall be deemed to be the estate of the Participant.

ARTICLE 10A

SPECIAL SPOUSAL DEATH BENEFIT DISTRIBUTION RULES FOR
PROFIT SHARING ACCOUNTS

10A.1  Section Applies Only to Profit Sharing Accounts.  This Article 10A provides special rules as to the form and time of payment and the designation of beneficiary with respect to the part (if any) of any death benefit payable under Article 10 above on behalf of a Participant which is attributable to (i) the Participant’s Retirement Income Account and (ii) the portions of any other Accounts that are attributable to the Participant’s participation prior to the Effective Amendment Date in the David’s Bridal, Inc. 401(k) Plan that merged into the May Profit Sharing Plan before the Effective Amendment Date (which part of such benefit is referred to in this Article 10A as the Participant’s “Profit Sharing Death Benefit” and which Account and Account portions to which the Profit Sharing Benefit is attributable are referred to in this Article 10A as the Participant’s “Profit Sharing Accounts”) when (and only when) the Participant’s beneficiary for purposes of such Profit Sharing Death Benefit is the Participant’s spouse.  To the extent the provisions of this Article 10A apply, such provisions shall govern the payment of the Participant’s Profit Sharing Death Benefit, and the provisions of Article 10 above shall apply only to the remaining part of the death benefit under the Plan (with such remaining part being referred to in this Article 10A as the Participant’s “Savings Death Benefit” and with any reference to the Accounts of the Participant contained in Article 10 above being read to refer only to the Participant’s Accounts other than the Participant’s Profit Sharing Accounts).

10A.2  Time of Profit Sharing Death Benefit.  If the Participant’s beneficiary for purposes of his or her Profit Sharing Death Benefit is his or her spouse, then the Participant’s Profit Sharing Death Benefit shall be distributed to his or her spouse within a reasonable administrative period after the later of the date the Employer or the Committee receives notice of the Participant’s death or the date the spouse provides a written consent to payment of such benefit (except that in no event, subject only to the Employer or the Committee receiving notice of the death, shall such benefit be distributed later than December 31 of the later of the calendar year next following the calendar year in which the Participant died or the calendar year in which the Participant would have attained age 70-1/2 had he or she survived).

10A.3  Normal Form of Profit Sharing Death Benefit.  If the Participant’s beneficiary for purposes of his or her Profit Sharing Death Benefit is his or her spouse, then, subject to the other terms of this Article 10A, such Profit Sharing Death Benefit shall be paid to the spouse in the form of a Single Life Annuity.

10A.4  Election Out of Normal Form.  If the spouse of a Participant is entitled to receive the Participant’s Profit Sharing Death Benefit in the form of a Single Life Annuity under Section 10A.3 above, the spouse may instead elect to waive such Single Life Annuity form and have such benefit paid in any specific optional form permitted the spouse under Section 10A.5 below, provided such election is made in writing to a Plan representative (on a form or writing prepared or approved by the Committee) both prior to the date on which the Profit Sharing Death Benefit is otherwise processed for distribution in the absence of this election and within the 180 day period ending on the date on which the Profit Sharing Death Benefit is distributed.  The spouse may amend or revoke his or her election of an optional form under this Section 10A.4 by written notice filed with a Plan representative at any time before the Profit Sharing Death Benefit is processed for distribution to him or her under the Plan.

10A.5  Optional Forms.  If the spouse of a Participant is entitled to receive the Participant’s Profit Sharing Death Benefit in the form of a Single Life Annuity under Section 10A.3 above, the spouse may elect to receive such benefit, in lieu of the Single Life Annuity form and provided all of the election provisions of Section 10A.4 above are met, in any of the following forms:

10A.5.1           A Life and Ten Year Certain Annuity;

10A.5.2           A Full Cash Refund Annuity;

10A.5.3           A Period Certain Annuity; or

10A.5.4           A lump sum payment.  The amount of such lump sum payment shall be equal to the vested balance in the Participant’s Profit Sharing Accounts determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution.  Subject to Subsection 11.1.2 below, such lump sum payment shall be made in cash.

10A.6  Annuity Form of Benefit Rules.  If a Participant’s Profit Sharing Death Benefit is paid in any annuity form to the Participant’s spouse under the provisions of this Article 10A, such annuity form shall be subject to the following subsections of this Section 10A.6.

10A.6.1           The distribution of any annuity under the provisions of this Article 10A shall be effected by the application of an amount equal to the vested balance of the Participant’s Profit Sharing Accounts (determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution) to the purchase of a nontransferable annuity contract providing the applicable type of annuity form from an insurance company selected by the Committee and the subsequent forwarding of such contract to the Participant’s spouse.  The purchase of such annuity shall be made on behalf of the Participant’s spouse as a part of the Plan’s administrative procedures.  If the spouse receives the Savings Death Benefit under Article 10 above in the same annuity form as he or she receives the Participant’s Profit Sharing Death Benefit, the Committee may choose to purchase just one annuity contract to provide both such benefits.

10A.6.2           Any annuity contract provided under this Article 10A shall be purchased and distributed on an immediate basis (i.e., payments under the contract shall begin as of a date which coincides with or is within a reasonable administrative period after the date as of which such purchase is made and in no event later than any deadline set in the Plan for the commencement of the applicable benefit).  As a result, the vested balance of the Participant’s Profit Sharing Accounts shall be maintained in the Plan until just before the annuity contract is to begin payments, at which time the contract shall be purchased.

10A.6.3           The distribution of an annuity contract under this Section 10A shall, for all purposes of the Plan, be deemed to constitute the full distribution of the benefit attributable to the Participant’s Profit Sharing Death Benefit which is due the Participant’s spouse.

10A.7  Required Lump Sum Form for Small Profit Sharing Death Benefit.  Notwithstanding any other provision of the Plan to the contrary, if the spouse of a Participant is entitled to receive the Participant’s Profit Sharing Death Benefit under the provisions of this Article 10A, then the spouse shall automatically receive such benefit in the form of a lump sum payment (and not in any annuity form) if the value of such benefit at the time it is processed for distribution, when added to the value of any portion of the Savings Death Benefit which is payable to the spouse and which the spouse elects to receive in an annuity form, is $5,000 or less.  The amount of such lump sum payment shall be equal to the vested balance in the Participant’s Profit Sharing Accounts determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distribution so as to allow the Committee time to process the distribution.  Subject to Subsection 11.1.2 below, such lump sum payment shall be made in cash.

10A.8  Annuity Definitions.  For purposes of this Article 10A, a “Single Life Annuity,” “Life and Ten Year Certain Annuity,” “Full Cash Refund Annuity,” and “Period Certain Annuity” shall have the same meanings as are set forth for such terms in Section 10.5 above; except that any reference to a “beneficiary” contained in each such section shall be read for purposes of this Article 10A to refer to a “spouse.”

10A.9  Designation of Beneficiary.  The spouse of a Participant shall automatically be deemed to be the beneficiary of the Participant’s Profit Sharing Death Benefit, unless no spouse survives the death of the Participant (or it is established to the satisfaction of a Plan representative that no spouse survives such death, the spouse cannot reasonably be located, or there exist other circumstances prescribed by the Secretary of the Treasury or his or her delegate which would warrant the disregarding of any need of a spousal consent to a different beneficiary if one had been attempted to be named by the Participant).  If no spouse survives the death of the Participant (or it is established to the satisfaction of a Plan representative that no spouse survives such death, the spouse cannot reasonably be located, or there exist other circumstances prescribed by the Secretary of the Treasury or his or her delegate which would warrant the disregarding of any need for a spousal consent to a different beneficiary if one had been attempted to be named by the Participant), the Participant’s beneficiary for purposes of his or her Profit Sharing Death Benefit shall be deemed to be the same as his or her beneficiary determined under Section 10.6 above.

ARTICLE 11

ADDITIONAL DISTRIBUTION PROVISIONS

11.1     Cash or Share Form of Plan Payments.

            11.1.1  Any payment made under the Plan to a Participant (or a beneficiary of the Participant) shall be made in cash except as is otherwise provided in Subsection 11.1.2 below.

            11.1.2  A Participant (or a beneficiary of the Participant) may elect, with respect to any payment to be made to him or her under the Plan (other than a payment that is part of a series of annuity payments) and in a manner prescribed by the Committee prior to the date the payment is processed, that the payment is to be made partly in the form of common shares of Macy’s (for purposes of this Subsection 11.1.2, “Macy’s Shares”) if a part of the Participant’s Account portions from which the payment is being made is invested in the Macy’s Stock Fund (for purposes of this Subsection 11.1.2, the part of such Participant’s Account portions that is so invested in the Macy’s Stock Fund is referred to as the Participant’s “Macy’s Stock Fund Account Portion”).  If such election is made, then such payment shall consist of: (i) to the extent sufficient Macy’s Shares are available under the Macy’s Stock Fund, Macy’s Shares equal to the quotient produced by dividing the balance of the Participant’s Macy’s Stock Fund Account Portion as of the date as of which the payment amount is determined under the other provisions of the Plan (for purposes of this Subsection 11.1.2, the “subject Valuation Date”) by the closing price (for purposes of this Subsection 11.1.2, the “subject Closing Price”) of a Macy’s Share on the latest trading day of the largest securities market in which Macy’s Shares are traded which occurs on or before the subject Valuation Date; and (ii) cash equal to the difference between the total amount or value of the payment and the value of the Macy’s Shares being distributed in the payment (as determined on the basis of the subject Closing Price of a Macy’s Share).

11.2     Allocation of Contributions After Distribution.  Notwithstanding any provision of the Plan to the contrary, any contributions which are allocated to any Account of a Participant as of a date which is on or prior to the date of a complete distribution of the vested balance of such Account to the Participant (or his or her beneficiary) under Articles 9, 9A, 9B, 10, and/or 10A above but which are actually paid to the Trust after the date such distribution is processed and any contributions which both are allocated to such Account and actually paid to the Trust after the date such distribution is processed (such contributions being referred to under this Section 11.2 in either case as “late contributions”) shall be disregarded in the determination of the amount of the vested balance of such Account to be distributed.  Instead, subject to the other provisions of the Plan, any late contributions (to the extent the Participant is vested in such amounts under the other provisions of the Plan) shall be paid within a reasonable administrative period after they are actually paid to the Trust to the Participant (or, if the Participant dies before such payment, to the appropriate beneficiary of the Participant under the other provisions of the Plan) in the same type of annuity form as is being paid to the Participant (or beneficiary) immediately prior to the payment of the late contributions (if the prior distribution was made in the form of an annuity under the other provisions of the Plan) or in a form of benefit which is in accordance with the other provisions of the Plan concerning benefit forms and assuming for such purpose that such late contributions were the sole retirement benefit applicable to the Participant (if the prior distribution was not made in any type of annuity form).

11.3     Determination of Proper Party For Distribution and Forfeiture When Proper Party Cannot Be Located.

11.3.1  The facts as shown by the records of the Committee at the time of any payment due under the Plan shall be conclusive as to the proper payee and of the amounts properly payable, and payment made in accordance with such state of facts shall constitute a complete discharge of any and all obligations under the Plan.

11.3.2  If a Participant (or a person, trust, or estate claiming through him or her) who is entitled to a benefit hereunder makes no timely claim for such benefit and the Committee cannot reasonably locate or know how to find the Participant (or such other person, trust, or estate), then such benefit may, in the discretion of the Committee, continue to be held for the Participant (or such other person, trust, or estate) or may be forfeited.  If, however, such benefit is forfeited but the lost Participant (or person, trust, or estate claiming through him or her) thereafter makes a claim for the amount previously forfeited hereunder, such benefit shall be restored and paid to the proper party (without any interest credited on the previously forfeited benefit) within a reasonable administrative period thereafter.  The restorals required under this Section 11.3 shall, to the extent provided in Section 9.5 above, be made from forfeitures arising in such Plan Year.  If the amount of such forfeitures is insufficient to make all such required restorals, then the amount of such required restorals shall be made from a special contribution paid by the Employer to the Trust.  Such contribution shall not be considered an Employer contribution for purposes of Section 7.1 or 7.2 above or a part of an annual addition (as defined in Subsection 7A.1.2(a) above) to the Plan.

11.4     Reemployed Participant.  Notwithstanding any other provision of the Plan to the contrary, if a Participant in this Plan who ceased to be an Employee and became thereby entitled to the distribution of all or any part of his or her Accounts resumes employment as an Employee prior to his or her Required Commencement Date, the Committee shall then direct the Trustee to postpone or cease distribution of such Accounts, to the extent such action is administratively possible (e.g., no annuity contract has been purchased or lump sum payment made), until the Participant’s later termination of employment (or, if earlier, his or her Required Commencement Date).

11.5     Nonalienation of Benefits.

11.5.1  To the extent permitted by law, no benefit payable under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, or charge, whether voluntary or involuntary, nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit.

11.5.2  The Committee shall, however, adopt procedures to allow benefits to be assigned in connection with qualified domestic relations orders (as defined in and in accordance with the provisions of Section 206(d)(3) of ERISA and Section 414(p) of the Code).  In this regard, the Plan shall permit a lump sum payment to be made at any time to a Participant’s alternate payee (as also is defined in ERISA Section 206(d)(3) and Code Section 414(p)) if directed by a qualified domestic relations order, even if the Participant has not yet ceased to be an Employee and has not attained his or her earliest retirement date (again as defined in ERISA Section 206(d)(3) and Section 414(p) of the Code).  Further, the Plan shall permit any such alternate payee to have the same rights to direct the investment of any part of any Account which is held under the Plan on behalf of the alternate payee pursuant to a qualified domestic relations order as a Participant would have.

11.5.3  In addition, if a beneficiary of a Participant under the Plan who is otherwise entitled to a benefit under the Plan files a qualified disclaimer with a Plan representative that the beneficiary disclaims any interest in such benefit, then the Plan shall recognize such qualified disclaimer and distribute or otherwise deal with such benefit in accordance with the provisions of the Plan in a manner that assumes that the beneficiary making the qualified disclaimer never became a beneficiary of the Participant for purposes of the Plan.  For purposes of the Plan, a “qualified disclaimer” of a beneficiary of a Participant under the Plan means an irrevocable and unqualified refusal by the beneficiary to accept any interest in Plan benefits, provided that all of the following requirements are met: (i) the purported disclaimer is in writing; (ii) the purported disclaimer is received by a Plan representative within nine months after the date of the Participant’s death; (iii) the beneficiary has not accepted or been paid any benefits under the Plan; (iv) as a result of the disclaimer the benefits of the Plan will pass to a person other than the beneficiary making the disclaimer; and (v) the purported disclaimer is determined by the Committee to meet any other requirements of Code Section 2518 in order to be considered a qualified disclaimer for purposes of such section and to meet any requirements of applicable state law.

11.6     Incompetency.  Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally or legally competent and of age until the date on which the Committee receives written notice that such person is incompetent or a minor for whom a guardian or other person legally vested with the care of his or her person or estate has been appointed.  If the Committee finds that any person to whom a benefit is payable under the Plan is unable to care for his or her affairs because he or she is incompetent or is a minor, any payment due (unless a prior claim therefor has been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother, or a sister of such person, or to any person or institution deemed by the Committee to have incurred expense for such person.  If a guardian of the estate of any person receiving or claiming benefits under the Plan is appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee.  Any payment made pursuant to this Section 11.6 shall be a complete discharge of liability therefor under the Plan.

11.7     Legal Distribution Limits.  Notwithstanding any other provision of this Plan to the contrary, any payment of a retirement or death benefit in any form must meet and be in accordance with the distribution requirements of Section 401(a)(9) of the Code (as construed in regulations issued by the Secretary of the Treasury or his or her delegate under such Code section), including the incidental death benefit requirements which are referred to in such section, and such section is hereby incorporated by reference into this Plan.  The provisions of this Section 11.7 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2003, be effective as of January 1, 2003 with respect to any benefit that commences to be paid on or after such date.

11.8     Distribution Form Notices.  The Plan shall provide a Participant (or a beneficiary) with notices as to the forms in which he or she may receive any retirement (or death) benefit to which he or she is entitled at such times as shall allow the person to make a choice among his or her options.  In this regard, the Plan shall provide any written explanations to a Participant (or a beneficiary) under Code Section 417(a)(3) to the extent such explanations apply to the Participant.

11.8.1  Further, if any distribution to a Participant made under the Plan is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Treasury Regulations Section 1.411(a)-11(c) is given, provided that: (i) the Participant is clearly informed that he or she has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

11.8.2  In addition, to the extent any distribution to a Participant made under the Plan is one to which Code Sections 401(a)(11) and 417 apply, such distribution may commence less than 30 days after the notice required under Treasury Regulations Section 1.411(a)-11(c) is given, and the date as of which such distribution is made may be less than 30 days after any written explanation required by Code Section 417(a)(3) to be given the Participant is so provided, if the requirements of Treasury Regulations Section 1.417(e)-1(b)(3) are met.

11.9     Direct Rollover Distributions.  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Section 11.9, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution otherwise payable to him or her paid directly to an eligible retirement plan specified by the distributee in a direct rollover.  The provisions of this Section 11.9 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2002, be effective as of January 1, 2002 with respect to any distribution made under the Plan on or after such date.

11.9.1  For purposes of this Section 11.9, the following terms shall have the meanings indicated in the following paragraphs of this Subsection 11.9.1.

(a)        An “eligible rollover distribution” means, with respect to any distributee, any distribution of all or any portion of the entire benefit otherwise payable under the Plan to the distributee, except that an eligible rollover distribution does not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required to be made under Section 401(a)(9) of the Code; (iii) any distribution that is made under the provisions of the Plan because of a hardship; or (iv) any other distribution that is not permitted to be directly rolled over to an eligible retirement plan under regulations of the Secretary of the Treasury or his or her delegate.  For purposes of this paragraph (a), a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income; however, such portion may be paid only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, an annuity contract described in 403(b) of the Code, or a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(b)        An “eligible retirement plan” means, with respect to any distributee’s eligible rollover distribution, any of the following accounts, annuities, plans, or contracts that accepts the distributee’s eligible rollover distribution: an individual retirement account described in Section 408(a) of the Code; an individual retirement annuity described in Section 408(b) of the Code; effective for any distribution made on or after January 1, 2008, a Roth IRA (as defined in Code Section 408A), but, if the eligible rollover distribution is made prior to January 1, 2010, only if the distributee meets the conditions applicable to making a qualified rollover distribution to a Roth IRA that are set forth in Code Section 408(c)(3)(B); an annuity plan described in Section 403(a) of the Code; an annuity contract described in Section 403(b) of the Code; an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan; or a qualified trust described in Section 401(a) of the Code.  This definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 206(d)(3) of ERISA and Section 414(p) of the Code.

(c)        A “distributee” means a Participant.  In addition, a Participant’s surviving spouse, or a Participant’s spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined in Section 206(d)(3) of ERISA and Section 414(p) of the Code), is a distributee with regard to any interest of the Participant which becomes payable under the Plan to such spouse or former spouse.

(d)        A “direct rollover” means, with respect to any distributee, a payment by the Plan to an eligible retirement plan specified by the distributee.

11.9.2  As a special rule and notwithstanding any other provision of this Section 11.9 to the contrary, if a person who is a designated beneficiary (as defined in Code Section 401(a)(9)(E)) of a deceased Participant and who is not the Participant’s surviving spouse is entitled under the Plan to receive after December 31, 2007 a Plan distribution that is an eligible rollover distribution, such person may elect to have all or a part of the distribution directly rolled over by the Plan to an inherited individual retirement account or annuity (within the meaning of Code Section 408(d)(3)(C)(ii) and any related provisions of the Code) to the extent permitted by and subject to the provisions of Section 402(c)(11) of the Code.

11.9.3  The Committee may prescribe reasonable rules in order to provide for the Plan to meet the provisions of this Section 11.9.  Any such rules shall comply with the provisions of Code Section 401(a)(31) and any applicable Treasury regulations which are issued with respect to the direct rollover requirements.  For example, subject to meeting the provisions of Code Section 401(a)(31) and applicable Treasury regulations, the Committee may: (i) prescribe the specific manner in which a direct rollover shall be made by the Plan, whether by wire transfer to the eligible retirement plan, by mailing a check to the eligible retirement plan, by providing the distributee a check made payable to the eligible retirement plan and directing the distributee to deliver the check to the eligible retirement plan, and/or by some other method; (ii) prohibit any direct rollover of any eligible rollover distributions payable during a calendar year to a distributee when the total of such distributions is less than $200; or (iii) refuse to make a direct rollover of an eligible rollover distribution to more than one eligible retirement plan.

11.10   Distribution Restrictions.  No withdrawal or distribution of any portion of a Participant’s Accounts may be distributed unless such withdrawal or distribution is authorized by another provision of this Plan.  In addition, and notwithstanding any other provision of this Plan to the contrary, in no event may any amount held under the Plan which is attributable to the Participant’s Pre-Tax Elective Savings Contributions or Roth Elective Savings Contributions under this Plan be distributed earlier than (i) the Participant’s ceasing to be an Employee, (ii) the Participant’s death, (iii) the Participant’s Total Disability, (iv) the Participant’s attainment of age 59-1/2, (v) the hardship of the Participant (determined under the other provisions of the Plan), or (vi) any event described in Section 401(k)(10) of the Code (e.g., a lump sum payment made by reason of the termination of the Plan without the establishment or maintenance of another defined contribution plan other than an employee stock ownership plan).  The provisions of this Section 11.10 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2002, be effective as of January 1, 2002 with respect to any distribution made under the Plan on or after such date.

11.11   Coverage of Pre-Effective Amendment Date Participants.  Except as is otherwise specifically provided in this Plan, the provisions of this Plan only apply to persons who become Participants in this Plan under Article 4 above and to benefits which have not been paid prior to the Effective Amendment Date.  However, any person who was a participant in one or more Prior Plans and, while never becoming a Participant in this Plan under Article 4 above, still had a nonforfeitable right to an unpaid benefit under the Prior Plans as of the date immediately preceding the Effective Amendment Date shall be considered a participant in this Plan to the extent of his or her interest in such benefit.  The amount of such benefit, the form in which such benefit is to be paid, and the conditions (if any) which may cause such benefit not to be paid shall, except as is otherwise specifically provided in this Plan or in the Prior Plans, be determined solely by the versions of the Prior Plans in effect at the time he or she ceased to be an Employee.

11.12   Marriage Status.  For all purposes of the Plan, a person shall be deemed to be a Participant’s spouse at any time only if he or she is at such time the legally recognized spouse of the Participant under the laws of the state in which the Participant then resides and if he or she is not barred from being considered the Participant’s spouse for purposes of the Federal tax laws by any Federal law, including the Federal Defense of Marriage Act.  Similarly, for all purposes of the Plan, a Participant shall be deemed to be married at any time only if a person is then considered his or her spouse under the provisions of the immediately preceding sentence.

ARTICLE 12

NAMED FIDUCIARIES

Any person, committee, or entity which is designated or appointed under the Plan (or under a procedure set forth in the Plan) to have any responsibility for the control, management, or administration of this Plan or the assets thereof (each such fiduciary being hereinafter referred to individually as a “Named Fiduciary” and collectively as the “Named Fiduciaries”) shall have only such powers and responsibilities as are expressed in the Plan or are provided for in the procedure by which he or she or it is designated or appointed, and any power or responsibility for the control, management, or administration of the Plan or Trust Fund which is not expressly allocated to any Named Fiduciary, or with respect to which an allocation is in doubt, shall be deemed allocated to Macy’s.  Each Named Fiduciary shall have no responsibility to inquire into the acts or omissions of any other Named Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Named Fiduciary under the Plan.

Any Named Fiduciaries may, by agreement among themselves, allocate any responsibility or duty, other than the responsibility of the Trustee for the management and control of the Trust Fund within the meaning of Section 405(c) of ERISA, assigned to a Named Fiduciary hereunder to one or more other Named Fiduciaries, provided, however, that any agreement respecting such allocation must be in writing and filed with the Committee for placement with the records of the Plan.  No such agreement shall be effective as to any Named Fiduciary which is not a party thereto until such Named Fiduciary has received written notice of such agreement from the Named Fiduciaries involved.  Any Named Fiduciary may, by written instrument filed with the Committee for placement with the records of the Plan, designate a person who is not a Named Fiduciary to carry out any of its responsibilities under the Plan, other than the responsibility of the Trustee for the management and control of the Trust Fund within the meaning of Section 405(c) of ERISA, provided, however, that no such designation shall be effective as to any other Named Fiduciary until such other Named Fiduciary has received written notice thereof.

Any Named Fiduciary, or a person designated by a Named Fiduciary to perform any responsibility of a Named Fiduciary pursuant to the procedure described in the preceding paragraph, may employ one or more persons to render advice with respect to any responsibility such Named Fiduciary has under the Plan or such person has by reason of such designation.  A person may serve the Plan in more than one fiduciary capacity and may be a Participant.

ARTICLE 13

RETIREMENT COMMITTEE

13.1     Appointment of Committee.  The Board shall appoint a Retirement Committee, referred to in the Plan as the “Committee,” the members of which may be officers or other employees of the Employer or any other persons.  The Committee shall be composed of not less than three members, each of whom shall serve at the pleasure of the Board, and vacancies in the Committee arising by reason of resignation, death, removal, or otherwise shall be filled by the Board.  Any member may resign of his or her own accord by delivering his or her written resignation to the Board.

13.2     General Powers of Committee.

13.2.1  The Committee shall administer the Plan, is authorized to make such rules and regulations as it may deem necessary to carry out the provisions of the Plan, and is given complete discretionary authority to determine any person’s eligibility for benefits under the Plan, to construe the terms of the Plan, and to decide any other matters pertaining to the Plan’s administration.  The Committee shall determine any question arising in the administration, interpretation, and application of the Plan, which determination shall be binding and conclusive on all persons (subject to the claims and appeal rights provided under Section 13.7 below).  In the administration of the Plan, the Committee may: (i) employ or permit agents to carry out nonfiduciary and/or fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA) and (ii) provide for the allocation of fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA) among its members.  Actions dealing with fiduciary responsibilities shall be taken in writing and the performance of agents, counsel, and fiduciaries to whom fiduciary responsibilities have been delegated shall be reviewed periodically.

13.2.2  Further, the Committee shall administer the Plan and adopt such rules and regulations as in the opinion of the Committee are necessary or advisable to implement and administer the Plan and to transact its business.  In performing their duties, the members of the Committee shall act solely in the interest of the Participants of the Plan and their beneficiaries and:

(a)        for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan;

(b)        with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

(c)        in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA.

13.2.3  Notwithstanding the foregoing provisions of this Section 13.2, if the Committee cannot reasonably and economically determine or verify, with respect to an Employee or a class of Employees, service, compensation, date of hire, date of termination, or any other pertinent factor in the administration of the Plan, the Committee shall adopt, with respect to such Employee or class of Employees, reasonable and uniform assumptions regarding the determination of such factor or factors, provided that no such assumption shall (i) discriminate in favor of Highly Compensated Employees, (ii) reduce or eliminate a protected benefit (within the meaning of Treasury Regulations Section 1.411(d)-4), or (iii) operate to the disadvantage of such Employee or class of Employees.

13.2.4  In addition, notwithstanding any other provision of the Plan to the contrary, the Committee may correct any actions or inactions made in the administration or operation of the Plan that it determines were made in error or in breach of the terms of the Plan, of applicable law, or of the duties of the Plan’s fiduciaries (and, if necessary to the correction, cause the Employer or any of the Plan’s fiduciaries to take actions with respect to the Plan that effect such corrections), provided that the corrective methods used by the Committee may not be inconsistent with any revenue procedures or other guidance issued by the Internal Revenue Service or the U.S. Department of Labor as to the manner in which corrections of actions or inactions made in the administration or operation of the Plan may be made.  In this regard, but not in limitation of the general correction rights provided by the immediately preceding sentence, the following paragraphs of this Subsection 13.2.4 that concern corrections taken in response to court decisions or settlement agreements that require corrective actions to be taken with respect to the Plan shall apply hereunder.

13.2.5  In accordance with the provisions of Subsection 13.2.4 above but not in limitation of the Committee’s rights under such subsection, if any action that alleges that actions or inactions made in the administration or operation of the Plan were made in error or in breach of the terms of the Plan, of applicable law, or of the duties of the Plan’s fiduciaries is filed in a court of appropriate jurisdiction or is threatened to be so filed, either the applicable court issues a decision or the Committee (or the Plan Administrator) enters into a settlement agreement with the parties who filed or threatened to file such action, and such court decision or settlement agreement, as the case may be, calls for certain steps to be taken with respect to the Plan in order to correct such errors or breaches (which steps are not inconsistent with any revenue procedures or other guidance issued by the Internal Revenue Service or the U.S. Department of Labor as to the manner in which corrective actions involving the Plan may be made), then the Committee may cause such steps required by the court decision or settlement agreement to be effected.

13.2.6  Unless otherwise provided in the Trust, the Committee shall also establish guidelines with respect to the investment of all funds held by the Trustee under the Plan and to make or direct all investments pursuant thereto.

13.2.7  For purposes hereof, any party which has been authorized by the Plan or under a procedure authorized under the Plan to perform fiduciary and/or nonfiduciary administrative duties hereunder, whether such party is the Committee, Macy’s, an agent appointed or permitted by the Committee to carry out its duties, or otherwise, shall, when properly acting within the scope of his or her or its authority, sometimes be referred to in the Plan as a “Plan representative” or, if appointed by the Committee directly to be an agent thereof, a “Committee representative.”

13.3     Records of Plan.  The Committee shall maintain or cause to be maintained records showing the fiscal transactions of the Plan and shall keep or cause to be kept in convenient form such data as may be necessary for valuations of assets and liabilities of the Plan.  The Committee shall prepare or have prepared annually a report showing in reasonable detail the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past Plan Year.  In preparing this report, the Committee may rely on advice received from the Trustee or other persons or firms selected by it or may adopt a report on such matters prepared by the Trustee.

13.4     Actions of Committee.  The Committee shall appoint a Chairman and a Secretary and such other officers, who may be, but need not be, members of the Committee, as it shall deem advisable.  The Committee shall act by a majority of its members at the time in office, and any such action may be taken either by a vote at a meeting or in writing without a meeting.  The Committee may by such majority action appoint subcommittees and may authorize any one or more of the members or any agent to execute any document or documents or to take any other action, including the exercise of discretion, on behalf of the Committee.  The Committee may provide for the allocation of responsibilities for the operation and maintenance of the Plan.

13.5     Compensation of Committee and Payment of Plan Administrative and Investment Charges.  Unless otherwise determined by the Board, the members of the Committee shall serve without compensation for services as such.  All expenses of administration of the Plan (excluding brokerage fees, expenses related to securities transactions, and any taxes on the assets held in the Trust Fund, which expenses shall only be payable out of the Trust Fund), including, without limitation, the fees and charges of the Trustee, any investment manager, any attorney, any accountant, any specialist, or any other person employed by the Committee or the Employer in the administration of the Plan, shall be paid out of the Trust Fund (or, if the Employer so elects, by the Employer directly).  In this regard, the Plan administrative and investment expenses which shall be paid out of the Trust Fund (unless the Employer elects to pay them itself) shall also include compensation payable to any employees of any Affiliated Employer who perform administrative or investment services for the Plan to the extent such compensation would not have been sustained had such services not been provided, to the extent such compensation can be fairly allocated to such services, to the extent such compensation does not represent an allocable portion of overhead costs or compensation for performing “settlor” functions (such as services incurred in establishing or designing the Plan), and to the extent such compensation does not fail for some other reason to constitute a “direct expense” within the meaning of U.S. Department of Labor Regulations Section 2550.408c-2(b)(3).

13.6     Limits on Liability.  Macy’s and each other Employer shall hold each member of the Committee harmless from any loss, damage, or depreciation which may result in connection with the execution of his or her duties or the exercise of his or her discretion or from any other act or omission hereunder, except when due to his or her own gross negligence or willful misconduct.  Macy’s and each other Employer shall indemnify and hold harmless each member of the Committee from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee), and liabilities (including any amounts paid in settlement with the Committee’s approval) arising from any act or omission of such member, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

13.7     Claim And Appeal Procedures.

13.7.1  Initial Claim.  In general, benefits due under this Plan shall be paid only if the applicable Participant or beneficiary of a deceased Participant elects (under administrative procedures established by the Committee) to receive such benefits, except to the extent otherwise required under the Plan.  Further, if a Participant (or a person claiming through a Participant) has a dispute as to the failure of the Plan to pay or provide a benefit, as to the amount of benefit paid, or as to any other matter involving the Plan, the Participant (or such person) may file a claim for the benefit or relief believed by the Participant (or such person) to be due.  Such claim must be provided by written notice to the Committee or any other person or committee designated by the Committee for this purpose.  Any claim made pursuant to this Subsection 13.7.1 shall be decided  by the Committee (or any other person or committee designated by the Committee to decide the claim).  (In general, a Committee representative, and not the Committee itself, will decide any claim made pursuant to this Subsection 13.7.1.)

13.7.2  Actions in Event Initial Claim is Denied.

                                    (a)        If a claim made pursuant to Subsection 13.7.1 above is denied, in whole or in part, notice of the denial in writing shall be furnished by the Committee (or any other person or committee designated by the Committee to decide the claim) to the claimant within 90 days (or, if a Participant’s disability is material to the claim, 45 days) after receipt of the claim by the Committee (or such other person or committee); except that if special circumstances require an extension of time for processing the claim, the period in which the Committee (or such other person or committee) is to furnish the claimant written notice of the denial shall be extended for up to an additional 90 days (or, if a Participant’s disability is material to the claim, 30 days), and the Committee (or such other person or committee) shall provide the claimant within the initial 90-day period (or, if applicable, 45 day period) a written notice indicating the reasons for the extension and the date by which the Committee (or such other person or committee) expects to render the final decision.

(b)        The final notice of denial shall be written in a manner designed to be understood by the claimant and set forth: (i) the specific reasons for the denial, (ii) specific reference to pertinent Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the claimant wishes to appeal such denial of his or her claim (including, the time limits applicable to making a request for an appeal and, if the claim involves a claim for benefits, a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on appeal).

13.7.3  Appeal of Denial of Initial Claim.  Any claimant who has a claim denied under Subsections 13.7.1 and 13.7.2 above may appeal the denied claim.  The Committee (or any other person or committee designated by the Committee to perform this review) shall decide such appeal.  (In general, the Committee, and not a Committee representative, will decide any appeal of a denied claim made pursuant to this Subsection 13.7.3.)  But, if a Participant’s disability is material to the denied claim, the Committee shall make sure that the persons reviewing and deciding the appeal of the denied claim may not include any person who made the decision on the initial claim or his or her subordinate.

(a)        Such an appeal must, in order to be considered, be filed by written notice to the Committee (or such other person or committee designated by the Committee to perform this review) within 60 days (or, if a Participant’s disability is material to the claim, 180 days) of the receipt by the claimant of a written notice of the denial of his or her initial claim from the Committee.

(b)        If any appeal is filed in accordance with such rules, the claimant: (i) shall be provided the opportunity to submit written comments, documents, records, and other information relating to the claim; and (ii) shall be given, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the claim.  A formal hearing may be allowed in its discretion by the Committee (or such other person or committee) but is not required.

13.7.4  Decision on Appeal.  Upon any appeal of a denied claim made pursuant to Subsection 13.7.3 above, the Committee (or such other person or committee with authority to decide the appeal) shall provide a full and fair review of the subject claim, taking into account all comments, documents, records, and other information submitted by the claimant (without regard to whether such information was submitted or considered in the initial benefit determination of the claim), and decide the appeal within 60 days (or, if a Participant’s disability is material to the claim, 45 days) after the filing of the appeal; except that if special circumstances require an extension of time for processing the appeal, the period in which the appeal is to be decided shall be extended for up to an additional 60 days (or, if a Participant’s disability is material to the claim, 45 days) and the party deciding the appeal shall provide the claimant written notice of the extension prior to the end of the initial 60-day period (or, if applicable, 45-day period).  However, if the decision on the appeal is extended due to the claimant’s failure to submit information necessary to decide the appeal, the period for making the decision on the appeal shall be tolled from the date on which the notification of the extension is sent until the date on which the claimant responds to the request for additional information.

(a)        The decision on appeal shall be set forth in a writing designed to be understood by the claimant, specify the reasons for the decision and references to pertinent Plan provisions on which the decision is based, and contain statements that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the claim and, if the claim involves a claim for benefits, of the claimant’s right to bring a civil action under Section 502(a) of ERISA.

(b)        The decision on appeal shall be furnished to the claimant by the Committee (or such other person or committee with authority to decide the appeal) within the period described above that the Committee (or such other party) has to decide the appeal.

13.7.5  Additional Rules.  A claimant may appoint a representative to act on his or her behalf in making or pursuing a claim or an appeal of a claim.  Unless otherwise required by applicable law, a claimant must exhaust his or her claim and appeal rights provided under this Section 13.7 in order to be entitled to file a civil suit under Section 502(a) of ERISA as to his or her claim.  In addition, the Committee may prescribe additional rules which are consistent with the other provisions of this Section 13.7 in order to carry out the Plan’s claim and appeal procedures.

13.8     Limits on Duties.  Except as is otherwise required by ERISA, the Committee shall have no duty to verify independently any information supplied by the Employer and shall have no duty or responsibility to collect from the Employer all or any portion of any Employer contribution to the Plan.  The Committee also shall have no duty or responsibility to verify the status of any Employee or former Employee under this Plan or to determine the identity or address of any person who is or may become entitled to the payment of any benefit from this Plan, and the Committee shall be entitled to delay taking any action respecting the payment of any benefit until the identity of the person entitled to such benefit and his or her address have been certified by the Employer.

ARTICLE 14

TERMINATION OR AMENDMENT

14.1     Right to Terminate or Discontinue Contributions.  Macy’s and each other Employer expects this Plan to be continued indefinitely, but Macy’s reserves the right to terminate the Plan in its entirety or to completely discontinue contributions to the Plan.  The procedure for Macy’s to terminate this Plan in its entirety or to completely discontinue contributions to the Plan is as follows. In order to terminate the Plan in its entirety or to completely discontinue contributions to the Plan, the Board shall adopt resolutions, pursuant and subject to the regulations or by-laws of Macy’s and any applicable law, and either at a duly called meeting of the Board or by a written consent in lieu of a meeting, to take such action with respect to the Plan.  Such resolutions shall set forth therein the effective date of the Plan’s termination or the date contributions shall cease being made to the Plan.

14.2     Full Vesting Upon Termination or Complete Discontinuance of Contributions.  Should this Plan be completely terminated, should a partial termination of this Plan occur under any other facts and circumstances, or should contributions to the Plan be completely discontinued, then each affected Participant shall immediately become fully vested and nonforfeitable in his or her Plan Accounts (determined as of the date of the complete or partial termination or complete discontinuance of contributions).

14.3     Effect of Termination of Plan.

14.3.1  Upon a complete termination of the Plan, the Committee shall determine, and direct the Trustee accordingly, from among the following methods, the method of discharging and satisfying all obligations on behalf of Participants affected by the complete termination: (i) by the continuation of the Trust and the distribution to Participants and their beneficiaries of the Participants’ Plan Accounts due under the terms of the Plan as in effect immediately prior to the complete termination, (ii) by the liquidation and distribution of the assets of the Trust, (iii) by the purchase of annuity contracts, or (iv) by a combination of such methods.  Any distributions made by reason of the complete termination of the Plan shall continue to meet the provisions of the Plan concerning the form in which distributions from the Plan must be made.

14.3.2  Any amounts held under the Trust which are not able to be used to pay remaining unpaid expenses of the Plan, or allocated to any Participants’ Accounts under the terms of the Plan as of the date of a complete termination of the Plan (treating such date as if it were the same as the last day of a Plan Year), shall be allocated among the Matching Accounts of those Participants who were employed as Covered Employees during the Plan Year in which the Plan’s complete termination occurs, in proportion to each such Participant’s Compensation for the period beginning on the first day of the Plan Year in which such complete termination occurs and ending on the date of such complete termination, and, to the extent such amounts cannot be allocated to any Participants’ Accounts by reason of  the maximum annual addition limitations of the Plan set forth in Article 7A above, they shall be returned to the Employer.

14.4     Amendment of Plan.

14.4.1  Subject to the other provisions of this Section 14.4, Macy’s may amend this Plan at any time and from time to time in any respect, provided that no such amendment shall make it possible, at any time prior to the satisfaction of all liabilities with respect to Participants, for any part of the income or corpus of the Trust Fund to be used for or diverted to any purpose other than for the exclusive benefit of Participants and their beneficiaries and the defraying of reasonable expenses of the Plan.  The procedure for Macy’s to amend this Plan is described in the following paragraphs of this Subsection 14.4.1.

(a)        Subject to paragraph (b) below, in order to amend the Plan, the Board shall adopt resolutions, pursuant and subject to the regulations or by-laws of Macy’s and any applicable law, and either at a duly called meeting of the Board or by a written consent in lieu of a meeting, to amend this Plan.  Such resolutions shall either (i) set forth the express terms of the Plan amendment or (ii) simply set forth the nature of the amendment and direct an officer of Macy’s or any other Macy’s employee to have prepared and to sign on behalf of Macy’s the formal amendment to the Plan.  In the latter case, such officer or employee shall have prepared and shall sign on behalf of Macy’s an amendment to the Plan which is in accordance with such resolutions.

(b)        In addition to the procedure for amending the Plan set forth in paragraph (a) above, the Board may also adopt resolutions, pursuant and subject to the regulations or by-laws of Macy’s and any applicable law, and either at a duly called meeting of the Board or by a written consent in lieu of a meeting, to delegate to either (i) any committee of the Board (for purposes of this paragraph (b), a “Board committee”), including any Executive Committee or Compensation Committee of the Board, or (ii) any officer of Macy’s the authority to amend the Plan.

(1)        Such resolutions may either grant the applicable Board committee or officer (as the case may be) broad authority to amend the Plan in any manner the Board committee or the officer deems necessary or advisable or may limit the scope of amendments the Board committee or the officer may adopt, such as by limiting such amendments to matters related to the administration of the Plan or to changes requested by the Internal Revenue Service.

(2)        In the event of any such delegation to amend the Plan that is given a Board committee, the Board committee shall amend the Plan by having prepared an amendment to the Plan which is within the scope of amendments which it has authority to adopt and causing such amendment to be signed on Macy’s and its behalf by any member of the Board committee or by any officer or other employee of Macy’s.   In the event of any such delegation to amend the Plan that is given an officer of Macy’s, the officer shall amend the Plan by having prepared and signing on behalf of Macy’s an amendment to the Plan which is within the scope of amendments which he or she has authority to adopt.

(3)        Any delegation to amend the Plan that is effected pursuant to the provisions of this paragraph (b) may be terminated at any time by later resolutions adopted by the Board.  Further, in the event of any such delegation to amend the Plan, and even while such delegation remains in effect, the Board shall continue to retain its own right to amend the Plan pursuant to the procedure set forth in paragraph (a) above.

14.4.2  It is provided, however, that, except as is otherwise permitted in Section 411(d)(6) of the Code or in Treasury regulations issued thereunder, no amendment to the Plan (including any change made by this Plan restatement) shall decrease any Participant’s Account balances as determined at the later of the adoption of the amendment or the amendment’s effective date.  In addition, except as is otherwise permitted in Section 411(d)(6) of the Code or in Treasury regulations issued thereunder, no amendment to the Plan (including any change made by this Plan restatement) which eliminates or reduces an early retirement benefit or eliminates an optional form of benefit shall be permitted with respect to any Participant who meets (either before or after the amendment) the pre-amendment conditions for such early retirement or optional form of benefit, to the extent such early retirement or optional form of benefit is based and calculated on the basis of the Participant’s Account balances as determined at the later of the adoption of the amendment or the amendment’s effective date.

14.4.3  Also, notwithstanding any other provisions hereof to the contrary, no Plan amendment (including any change made by this Plan restatement) which changes any vesting schedule or affects the computation of the nonforfeitable percentage of Accounts under the Plan shall be deemed to reduce the Participant’s vested percentage of the portion of any Account that reflects the Account’s balance as of the later of the date such amendment is adopted or the date such amendment becomes effective (and subsequent Trust income and losses attributable to such Account balance) below the vested percentage that would apply to such Account portion had such amendment never been adopted.  The provisions of this Subsection 14.4.3 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on August 10, 2006, be effective as of August 10, 2006 with respect to any Plan amendments that are adopted or become effective on or after such date.

14.4.4  Further, notwithstanding any other provisions hereof to the contrary, if a Plan amendment (including any change made by this Plan restatement) is adopted which changes any vesting schedule under the Plan or if the Plan is amended in any way which directly or indirectly affects the computation of a Participant’s nonforfeitable percentage, each Participant who has completed at least three years of Vesting Service (as defined in Subsection 3.1.7 above, disregarding for this purpose paragraph (d) of Subsection 3.1.7 above) may elect, within the election period, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment.  For purposes hereof, the “election period” is a period which begins on the date the Plan amendment is adopted and ends on the date which is 60 days after the latest of the following days: (i) the day the Plan amendment is adopted; (ii) the day the Plan amendment becomes effective; or (iii) the day the Participant is issued a written notice of the Plan amendment by Macy’s or the Committee.

ARTICLE 15

TOP HEAVY PROVISIONS

The provisions of this Article 15 shall not only be effective as of the Effective Amendment Date but shall also, for each Prior Plan that was in effect on January 1, 2002, be effective as of January 1, 2002 with respect to Plan Years beginning on or after such date.

15.1     Determination of Whether Plan Is Top Heavy.  For purposes of this Article 15, this Plan shall be considered a “Top Heavy Plan” for any Plan Year (for purposes of the first two sentences of this Section 15.1, the “subject Plan Year”) if, and only if, (i) this Plan is an Aggregation Group Plan during at least part of the subject Plan Year, and (ii) the ratio of the total Present Value of all accrued benefits of Key Employees under all Aggregation Group Plans to the total Present Value of all accrued benefits of both Key Employees and Non-Key Employees under all Aggregation Group Plans equals or exceeds 0.6.  All calculations called for in clauses (i) and (ii) above with respect to this Plan and with respect to the subject Plan Year shall be made as of this Plan’s Determination Date which is applicable to the subject Plan Year, and all calculations called for under clause (ii) above with respect to any Aggregation Group Plan other than this Plan and with respect to the subject Plan Year shall be made as of that plan’s Determination Date which is applicable to such plan’s plan year that has its Determination Date fall within the same calendar year as the Determination Date being used by this Plan for the subject Plan Year.  For the purpose of this Article 15, the terms defined in the following subsections of this Section 15.1 shall have the meanings set forth in such following subsections.

            15.1.1  Aggregation Group Plan. “Aggregation Group Plan” refers, with respect to any plan year of such plan, to a plan (i) which qualifies under Code Section 401(a), (ii) which is maintained by an Affiliated Employer, and (iii) which either includes a Key Employee as a participant (determined as of the Determination Date applicable to such plan year) or allows another plan qualified under Code Section 401(a), maintained by an Affiliated Employer, and so including at least one Key Employee as a participant to meet the requirements of Section 401(a)(4) or Section 410(b) of the Code.  In addition, if Macy’s so decides, any plan which meets clauses (i) and (ii) but not (iii) of the immediately preceding sentence with respect to any plan year of such plan shall be treated as an “Aggregation Group Plan” for such plan year if the group of such plan and all other Aggregation Group Plans will meet the requirements of Sections 401(a)(4) and 410(b) of the Code with such plan being taken into account.

            15.1.2  Determination Date.  The “Determination Date” which is applicable to any plan year of an Aggregation Group Plan refers to the last day of the immediately preceding plan year (except that, for the first plan year of such a plan, the “Determination Date” applicable to such plan year shall be the last day of such first plan year).

            15.1.3  Key Employee.  With respect to any Aggregation Group Plan and as of any Determination Date that applies to a plan year of such plan, a “Key Employee” refers to a person who at any time during the plan year ending on the subject Determination Date is:

                        (a)        An officer of an Affiliated Employer, provided such person receives compensation from the Affiliated Employers of an amount greater than $130,000 (as adjusted under Section 416(i) of the Code for plan years beginning after December 31, 2002) for the applicable plan year.  For this purpose, no more than 50 employees (or, if less, the greater of three or 10% of the employees of all of the Affiliated Employers) shall be treated as officers;

                        (b)        A 5% or more owner of any Affiliated Employer; or

                        (c)        A 1% or more owner of any Affiliated Employer who receives compensation of $150,000 or more from the Affiliated Employers for the applicable plan year.

For purposes of paragraphs (b) and (c) above, a person is considered to own 5% or 1%, as the case may be, of an Affiliated Employer if he or she owns (or is considered as owning within the meaning of Code Section 318, except that subparagraph (C) of Code Section 318(a)(2) shall be applied by substituting “5%” for “50%”) at least 5% or 1%, as the case may be, of either the outstanding stock or the voting power of all stock of the Affiliated Employer (or, if the Affiliated Employer is not a corporation, at least 5% or 1%, as the case may be, of the capital or profits interests in the Affiliated Employer).  Further, for purposes of this entire Subsection 15.1.3, the term “Key Employee” includes any person who is deceased as of the subject Determination Date but who when alive had been a Key Employee at any time during the plan year ending on the subject Determination Date, and any accrued benefit payable to his or her beneficiary shall be deemed to be the accrued benefit of such person.

            15.1.4  Non-Key Employee.  With respect to any Aggregation Group Plan and as of any Determination Date that applies to a plan year of such plan, a “Non-Key Employee” refers to a person who at any time during the plan year ending on the subject Determination Date is an employee of an Affiliated Employer and who has never been considered a Key Employee as of such or any earlier Determination Date.  Further, for purposes of this Subsection 15.1.4, the term “Non-Key Employee” includes any person who is deceased as of the subject Determination Date and who when alive had been an employee of an Affiliated Employer at any time during the plan year ending on the subject Determination Date, but had not been a Key Employee as of the subject or any earlier Determination Date, and any accrued benefit payable to his or her beneficiary shall be deemed to be the accrued benefit of such person.

            15.1.5  Present Value of Accrued Benefits.

                        (a)        For any Aggregation Group Plan which is a defined benefit plan (as defined in Code Section 414(j)), including such a plan which has been terminated, the “Present Value” of a participant’s accrued benefit, as determined as of any Determination Date, refers to the lump sum value (calculated as of the latest Valuation Date which coincides with or precedes such Determination Date and in accordance with the actuarial assumptions referred to in the next sentence) of the monthly retirement or termination benefit which the participant had accrued under such plan to such Valuation Date.  For this purpose, the actuarial assumptions to be used shall be the actuarial assumptions used by the actuary for the plan in its valuation of the plan as of the subject Valuation Date.  Also, for this purpose, such accrued monthly retirement or termination benefit is calculated as if it was to first commence as of the first day of the month next following the month the participant first attains his or her normal retirement age under such plan (or, if such normal retirement age had already been attained, as of the first day of the month next following the month in which occurs such Valuation Date) and as if it was to be paid in the form of a single life annuity.  Further, the accrued benefit of any participant under such plan (other than a participant who is a Key Employee) shall be determined under the method which is used for accrual purposes for all defined benefit plans of the Affiliated Employers (or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rates permitted under the fractional rule of Section 411(b)(1)(C) of the Code).  In addition, the dollar amount of any distributions made from the plan (including the value of any annuity contract distributed from the plan) actually paid to such participant prior to the subject Valuation Date but still within the plan year ending on the subject Determination Date (or, when the distribution is made other than by reason of the participant’s separation from service from the Affiliated Employers, his or her death, or his or her disability, the five consecutive plan years ending on the subject Determination Date) shall be added in calculating such “Present Value” of the participant’s accrued benefit.

                        (b)        For any Aggregation Group Plan which is a defined contribution plan (as defined in Code Section 414(i)), including such a plan which has been terminated, the “Present Value” of a participant’s accrued benefit, as determined as of any Determination Date, refers to the sum of (i) the total of the participant’s account balances under the plan (valued as of the latest Valuation Date which coincides with or precedes such Determination Date), and (ii) an adjustment for contributions due as of such Determination Date.  In the case of a profit sharing or stock bonus plan, the adjustment in clause (ii) of the immediately preceding sentence shall be the amount of the contributions, if any, actually made after the subject Valuation Date but on or before such Determination Date (and, in the case of the first plan year, any amounts contributed to the plan after such Determination Date which are allocated as of a date in such first plan year).  In the case of a money purchase pension or target benefit plan, the adjustment in clause (ii) of the first sentence of this paragraph (b) shall be the amount of the contributions, if any, which are either actually made or due to be made after the subject Valuation Date but before the expiration of the period allowed for meeting minimum funding requirements under Code Section 412 for the plan year which includes the subject Determination Date.  In addition, the value of any distributions made from the plan (including the value of any annuity contract distributed from the plan) actually paid to such participant prior to the subject Valuation Date but still within the plan year ending on the subject Determination Date (or, when the distribution is made other than by reason of the participant’s separation from service from the Affiliated Employers, his or her death, or his or her disability, the five consecutive plan years ending on the subject Determination Date) shall be added in calculating such “Present Value” of the participant’s accrued benefit.

                        (c)        In the case of any rollover (as defined in the appropriate provisions of the Code), or a direct plan-to-plan transfer, to or from a subject Aggregation Group Plan, which rollover or transfer is both initiated by a participant and made between a plan maintained by an Affiliated Employer and a plan maintained by an employer other than an Affiliated Employer, (i) the Aggregation Group Plan, if it is the plan from which the rollover or transfer is made, shall count the amount of the rollover or transfer as a distribution made as of the date such amount is distributed by such plan in determining the “Present Value” of the participant’s accrued benefit under paragraph (a) or (b) above, as applicable, and (ii) the Aggregation Group Plan, if it is the plan to which the rollover or transfer is made, shall not so consider the amount of the rollover or transfer as part of the participant’s accrued benefit in determining such “Present Value” if such rollover or transfer was or is accepted after December 31, 1983 and shall so consider such amount if such rollover or transfer was accepted prior to January 1, 1984.

                        (d)        In the case of any rollover (as defined in the appropriate provisions of the Code), or a direct plan-to-plan transfer, to or from a subject Aggregation Group Plan, which rollover or transfer is not described in paragraph (c) above, (i) the subject Aggregation Group Plan, if it is the plan from which the rollover or transfer is made, shall not consider the amount of the rollover or transfer as part of the participant’s accrued benefit in determining the “Present Value” thereof under paragraph (a) or (b) above, as applicable, and (ii) the subject Aggregation Group Plan, if it is the plan to which the rollover or transfer is made, shall consider the amount of the rollover or transfer when made as part of the participant’s accrued benefit in determining such “Present Value.”

                        (e)        As is noted in paragraphs (a) and (b) above, the “Present Value” of any participant’s accrued benefit under any Aggregation Group Plan (that is either a defined benefit plan or a defined contribution plan) as of any Determination Date includes the value of any distribution from such a plan actually paid to such participant prior to the last Valuation Date which coincides with or precedes such Determination Date but still within the plan year ending on the subject Determination Date (or, when the distribution is made other than by reason of the participant’s separation from service from the Affiliated Employers, his or her death, or his or her disability, the five consecutive plan years ending on the subject Determination Date).  This rule shall also apply to any distribution under any terminated defined benefit or defined contribution plan which, if it had not been terminated, would have been required to be included as an Aggregation Group Plan.

                        (f)         Notwithstanding the foregoing provisions, the “Present Value” of a participant’s accrued benefit under any Aggregation Group Plan (that is either a defined benefit plan or a defined contribution plan) as of any Determination Date shall be deemed to be zero if the participant has not performed services for any Affiliated Employer at any time during the plan year ending on the subject Determination Date.

            15.1.6  Valuation Date.  A “Valuation Date” refers to: (i) in the case of an Aggregation Group Plan that is a defined benefit plan (as defined in Code Section 414(j)), the date as of which the plan actuary computes plan costs for minimum funding requirements under Code Section 412 (except that, for an Aggregation Group Plan that is a defined benefit plan which has terminated, a “Valuation Date” shall be deemed to be the same as a Determination Date); and (ii) in the case of an Aggregation Group Plan that is a defined contribution plan (as defined in Code Section 414(i)), the date as of which plan income, losses, and/or contributions are allocated to plan accounts of participants.

            15.1.7  Compensation.  For purposes hereof, a participant’s “compensation” shall refer to his or her Compensation as defined in Subsection 2.1.6 above.

15.2     Effect of Top Heavy Status on Vesting.

15.2.1  For any Plan Year in which this Plan is considered a Top Heavy Plan, each Participant who completes at least one Hour of Service in such year and who is not fully vested in any of his or her Accounts under Section 7.12 above shall be deemed fully vested in all such Accounts if he or she has completed by the end of such year at least three years of Vesting Service.

15.2.2  For any Plan Year in which this Plan is not considered a Top Heavy Plan, the provisions of this Section 15.2 shall not be effective; except that, if the Plan is not a Top Heavy Plan in a Plan Year after the Plan was considered a Top Heavy Plan in the immediately preceding Plan Year, any change back to the appropriate vesting schedule or provisions set forth in Section 7.12 above shall be considered an amendment to the vesting schedule (effective and adopted as of the first day of such new Plan Year) for purposes of Subsections 14.4.3 and 14.4.4 above.

15.3     Effect of Top Heavy Status on Contributions.

15.3.1  Subject to Subsections 15.3.2 and 15.3.3 below, for any Plan Year in which this Plan is considered a Top Heavy Plan, the amount of the employer contributions and forfeitures allocated under all Aggregation Group Plans which are defined contribution plans (as defined in Code Section 414(i)) for such Plan Year to the accounts of a Participant who is a Non-Key Employee on the last day of such Plan Year (excluding any contributions made on behalf of the Non-Key Employee by reason of his or her election under an arrangement qualifying under Section 401(k) of the Code and also excluding any matching contributions within the meaning of Code Section 401(m)(4)(A) which are allocated to an account of the Non-Key Employee) must be at least equal to the lesser of (i) 3% of the Participant’s compensation for such Plan Year or (ii) the largest allocation of contributions and forfeitures made for such Plan Year to the accounts of a Participant who is a Key Employee as of the Determination Date applicable to such Plan Year under all such Aggregation Group Plans (measured as a percent of the Key Employee’s compensation for such Plan Year and including both any contributions made on behalf of the Key Employee by reason of his or her election under an arrangement qualifying under Section 401(k) of the Code and any matching contributions within the meaning of Code Section 401(m)(4)(A) which are allocated to an account of the Key Employee).  To the extent necessary, and regardless of the existence of current or accumulated profits, the Employer shall make additional contributions to this Plan which are just allocable to the Accounts of Participants who are Non-Key Employees so that the requirement set forth in the immediately preceding sentence is met for the subject Plan Year.

15.3.2  Notwithstanding the provisions of Subsection 15.3.1 above but subject to the provisions of Subsection 15.3.3 below, in the case of any Non-Key Employee who participates in both this Plan and another Aggregation Group Plan that is a defined benefit plan (as defined in Code Section 414(j)) which is maintained by an Affiliated Employer or in which an Affiliated Employer participates, the provisions of Subsection 15.3.1 shall be inapplicable if the Affiliated Employer causes such defined benefit plan to provide an accrued benefit (attributable only to employer contributions) for such Non-Key Employee which, if expressed as a single life annuity commencing on the first day of the month next following the month in which the Non-Key Employee attains his or her Normal Retirement Age, shall be equal at least to the product of (i) 2% of the Non-Key Employee’s average annual compensation for the five consecutive calendar years which produce the highest result and (ii) the Non-Key Employee’s years of service (up to but not exceeding ten such years).  For purposes of computing the product in the foregoing sentence: (i) compensation received in any Plan Year which began prior to January 1, 1984 and in any calendar year which begins after the end of the last Plan Year in which the Plan is considered a Top Heavy Plan shall all be disregarded; and (ii) years of service shall refer generally to years of Vesting Service except that years of service for this purpose shall not include the period of any Plan Year which began prior to January 1, 1984, any Plan Year as of which the Plan is not considered a Top Heavy Plan, or any period which occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee.

15.3.3  Notwithstanding the foregoing provisions of Subsections 15.3.1 and 15.3.2 above, such provisions shall not apply so as to cause any additional contribution or benefit to be provided a Participant for a Plan Year under an Aggregation Group Plan maintained by an Affiliated Employer or in which an Affiliated Employer participates if (i) such Participant actively participates in an Aggregation Group Plan maintained by an Affiliated Employer at a date in the applicable Plan Year which is later than the latest date in such year on which he or she actively participates in this Plan and (ii) such other plan provides for the same contribution or benefit as would otherwise be required under Subsections 15.3.1 and 15.3.2 above for such Plan Year.

ARTICLE 16

ESOP AND PROFIT SHARING PARTS OF PLAN

The provisions of this Article 16 shall apply notwithstanding any other provision of the Plan that might be read to the contrary.

16.1     Special Definitions.  For purposes of all of the following subsections of this Article 16: (i) the term “Common Shares” shall refer to common shares of Macy’s; (ii) the term “Macy’s Stock Fund ESOP Portion” shall refer to the portion of the Macy’s Stock Fund (which invests primarily in Common Shares) that is not allocated under the other provisions of the Plan to any portion of the Participants’ Accounts that are subject to the distribution rules of Article 9B above; (iii) the term “Macy’s Stock Fund Non-ESOP Portion” shall refer to the portion of the Macy’s Stock Fund that is allocated to the portion of the Participants’ Accounts that are subject to the distribution rules of Article 9B above (for purposes of this Article 16, such Account portions shall be referred to as “Profit Sharing Accounts”); and (iv) the term “Diversified Fund” shall refer to each Investment Fund other than the Macy’s Stock Fund.

16.2     Parts of Plan.  The Plan is composed of both (i) a stock bonus plan that is an employee stock ownership plan (within the meaning of Section 4975(e)(7) of the Code and Treasury Regulations Section 54.4975-11) and (ii) a profit sharing plan (within the meaning of Treasury Regulations Section 1.401-1(b)(1)(ii)).  The extent to which the Plan is an employee stock ownership plan and the extent to which the Plan is a profit sharing plan are described in the following subsections of this Section 16.2.

16.2.1  ESOP Part of Plan.  The part of the Plan that is an employee stock ownership plan (for purposes of this Article 16, the “ESOP”) is hereby formally designated as an employee stock ownership plan, pursuant to Treasury Regulations Section 54.4975-11(a)(2), and is intended to invest primarily in Common Shares.  The ESOP is composed solely of the Macy’s Stock Fund ESOP Portion and the amounts held under the Macy’s Stock Fund ESOP Portion.  Contributions made to (and forfeitures arising under) the Plan that both are allocated to a Participant’s Accounts (other than his or her Retirement Income Account, if any) and are first invested (after being so allocated) in the Macy’s Stock Fund instead of any Diversified Fund shall be deemed contributed to and allocated under the ESOP.  Amounts transferred to the Macy’s Stock Fund ESOP Portion from any Diversified Fund shall be deemed transferred to the ESOP.  Common Shares or other amounts transferred from the Macy’s Stock Fund ESOP Portion to any Diversified Fund, and Common Shares or other amounts held under the Macy’s Stock Fund ESOP Portion that are paid or distributed from the Plan to any Participant or other party, shall be deemed transferred, paid, or distributed from the ESOP.

16.2.2  Profit Sharing Part of Plan.  The part of the Plan that is a profit sharing plan (for purposes of this Article 16, the “Profit Sharing Plan”) is composed of all of the Diversified Funds and the Macy’s Stock Fund Non-ESOP Portion and the amounts held under the Diversified Funds and the Macy’s Stock Fund Non-ESOP Portion.  Contributions made to (and forfeitures arising under) the Plan that both are allocated to a Participant’s Accounts (other than his or her Profit Sharing Accounts, if any) and are first invested (after being so allocated) in any Diversified Fund instead of the Macy’s Stock Fund shall be deemed contributed to and allocated under the Profit Sharing Plan.  Forfeitures arising under the Plan that are allocated to a Participant’s Profit Sharing Accounts shall always be deemed allocated under the Profit Sharing Plan.  Amounts transferred to any Diversified Fund from the Macy’s Stock Fund ESOP Portion shall be deemed transferred to the Profit Sharing Plan.  Amounts transferred from any Diversified Fund to the Macy’s Stock Fund ESOP Portion, and amounts held under any Diversified Fund or the Macy’s Stock Fund Non-ESOP Portion that are paid or distributed from the Plan to any Participant or other party, shall be deemed transferred, paid, or distributed from the Profit Sharing Plan.

16.3     Effect on Other Plan Provisions of the Plan Having ESOP and Profit Sharing Parts.  Because the Plan is composed of an ESOP and a Profit Sharing Plan, the following special rules shall apply to all of the articles of the Plan other than this Article 16.  Except to the extent indicated otherwise below in this Section 16.3 or by the other provisions of this Article 16, each provision of the articles of the Plan other than this Article 16 shall apply to each of the ESOP and the Profit Sharing Plan as if they were one type of plan.

16.3.1  Special Records.  To the extent any Account is held under the Plan for a Participant, the Committee shall keep records that, in addition to all other items that are required under the Plan to be contained in the records of the Plan, show (i) the portion of such Account that reflects contributions and forfeitures allocated to and other amounts held under the ESOP and (ii) the portion of such Account that reflects contributions and forfeitures allocated to and other amounts held under the Profit Sharing Plan.

16.3.2  Payments From Plans.  Unless otherwise agreed between a Participant (or, in the event of his or her death, his or her beneficiary under the Plan) and the Committee, any payment or distribution made under the Plan of a Participant’s Account (or a portion thereof) shall be deemed made from each of the Macy’s Stock Fund ESOP Portion, the Macy’s Stock Fund Non-ESOP Portion, and the Diversified Funds in proportion to such Account’s (or Account portion’s) interest in each such fund or fund portion at the time of such payment or distribution.  The portion of any such payment or distribution that is deemed made from the Macy’s Stock Fund ESOP Portion shall be considered to be made from the ESOP, and the portion of any such payment or distribution that is deemed made from the Macy’s Stock Fund Non-ESOP Portion or from a Diversified Fund shall be considered to be made from the Profit Sharing Plan.

16.3.3  Application of Earlier Provisions That Are Relevant to One Plan.  Any provisions of the articles of the Plan other than this Article 16 shall, to the extent they apply to the Macy’s Stock Fund ESOP Portion, be deemed to apply to the ESOP and not the Profit Sharing Plan; similarly, any provisions of the articles of the Plan other than this Article 16 shall, to the extent they apply specifically to any Diversified Fund or the Macy’s Stock Fund Non-ESOP Portion, be deemed to apply to the Profit Sharing Plan and not the ESOP.

16.4     Special ESOP Provisions.  Because the ESOP is intended to be an employee stock ownership plan, the following subsections of this Section 16.4 apply to the ESOP notwithstanding any other provision of the Plan.

16.4.1  Diversification Elections.

(a)        Subject to the following provisions of this Subsection 16.4.1 and to the extent the rights that any Qualified Participant has under the articles of this Plan other than this Article 16 to direct a change in the investment of his or her Accounts (other than his or her Profit Sharing Accounts) that are invested in the Macy’s Stock Fund ESOP Portion otherwise fail to provide the Qualified Participant with as broad investment direction rights as are given by this Subsection 16.4.1: (i) the Qualified Participant shall be permitted, within 90 days after the last day of each Plan Year in the Qualified Participant’s Qualified Election Period (except for the last Plan Year in such period), to direct the Trustee to transfer an amount equal to the then value of any percent (up to 25%) of the Qualified Participant’s Allocated ESOP Common Shares to the Diversified Funds for the benefit of the Qualified Participant; and (ii) the Qualified Participant may, within 90 days after the close of the last Plan Year in the Qualified Participant’s Qualified Election Period, direct the Trustee to transfer an amount equal to the then value of any percent (up to 50%) of the Qualified Participant’s Allocated ESOP Common Shares to the Diversified Funds for the benefit of the Qualified Participant.  Any direction made by a Qualified Participant pursuant to this Subsection 16.4.1 shall be called herein a “diversification election.”  The Trustee shall implement a diversification election no later than 90 days after the end of the period during which the diversification election could have been given.

(b)        Subject to the following provisions of this Subsection 16.4.1 but notwithstanding paragraph (a) above, if within 90 days after the last day of any Plan Year in his or her Qualified Election Period a Qualified Participant makes a diversification election whereby he or she directs the Trustee to transfer an amount equal to the then value of any percent up to 25% (or, if applicable, 50%) of the Qualified Participant’s Allocated ESOP Common Shares to the Diversified Funds for the benefit of the Qualified Participant, then the amount to be so transferred shall be equal to the then value of the number of Common Shares that is produced by: (i) determining the product obtained by multiplying (A) the applicable percent elected by the Qualified Participant in the diversification election by (B) the sum of the total number of the Qualified Participant’s Allocated ESOP Common Shares as of the last day of the Plan Year to which the diversification election relates plus the total number of Common Shares the value of which has previously been transferred to the Diversified Funds on behalf of the Qualified Participant pursuant to his or her diversification elections made with respect to prior Plan Years under this Subsection 16.4.1, if any, and then subtracting therefrom (ii) the number of Common Shares the value of which has previously been transferred to the Diversified Funds on behalf of the Qualified Participant pursuant to his or her diversification elections made with respect to prior Plan Years under this Subsection 16.4.1, if any.

(c)        Notwithstanding the foregoing paragraphs of this Subsection 16.4.1, if the value of a Qualified Participant’s Allocated ESOP Common Shares as of the last day of the first Plan Year in the Qualified Participant’s Qualified Election Period is $500 or less, then the Qualified Participant shall not be given the right under this Subsection 16.4.1 to make a diversification election with respect to such Plan Year or with respect to any later Plan Year in the Qualified Participant’s Qualified Election Period until and unless the value of the Qualified Participant’s Allocated ESOP Common Shares as of the last day of any such later Plan Year exceeds $500.  If the value of the Qualified Participant’s Allocated ESOP Common Shares as of the last day of any such later Plan Year in the Qualified Participant’s Qualified Election Period exceeds $500, then, to the extent required by the other paragraphs of this Subsection 16.4.1, the Qualified Participant shall be given the right to make a diversification election with respect to such Plan Year and any later Plan Year in the Qualified Participant’s Qualified Election Period.

(d)        Further, and also notwithstanding the foregoing paragraphs of this Subsection 16.4.1, if any Qualified Participant is entitled to receive and receives, under the other provisions of the Plan, a distribution of any portion of his or her interest in the Macy’s Stock Fund ESOP Portion after, and within 180 days after, the end of any Plan Year in the Qualified Participant’s Qualified Election Period (and prior to any transfer that is made pursuant to a diversification election he or she makes with respect to such Plan Year), then such distribution shall, to the extent it reflects the value of the Qualified Participant’s Allocated ESOP Common Shares, be considered for all purposes of this Subsection 16.4.1 as if it were a transfer that is made pursuant to a diversification election that the Qualified Participant made with respect to such Plan Year and thereby reduce the value of the Qualified Participant’s Allocated ESOP Common Shares that would or could be otherwise transferred pursuant to any diversification election made under this Subsection 16.4.1 by the Qualified Participant with respect to such Plan Year.  In accordance with the provisions of the immediately preceding sentence, if any distribution to the Qualified Participant of his or her interest in the Macy’s Stock Fund ESOP Portion that is described in the immediately preceding sentence and made within 180 days after the end of any Plan Year in the Qualified Participant’s Qualified Election Period exceeds the value of the Qualified Participant’s Allocated ESOP Common Shares that could be otherwise transferred pursuant to any diversification election made under this Subsection 16.4.1 by the Qualified Participant with respect to such Plan Year, then no other transfer shall be made under this Subsection 16.4.1 for the Qualified Participant with respect to such Plan Year.

(e)        For purposes of this Subsection 16.4.1: (i) a “Qualified Participant” means a Participant who both has completed at least ten years of participation under the ESOP and has attained age 55; (ii) the “Qualified Election Period” means, with respect to any Qualified Participant, the period of the six consecutive Plan Years that begin with the Plan Year in which the Participant first becomes a Qualified Participant; (iii) a Qualified Participant’s “Allocated ESOP Common Shares” means, when determined as of the last day of any Plan Year in the Qualified Participant’s Qualified Election Period, the product of (A) the total number of Common Shares held in the Macy’s Stock Fund ESOP Portion as of the last day of such Plan Year by (B) a fraction having a numerator equal to the then value of the Participant’s Accounts in the Macy’s Stock Fund ESOP Portion and a denominator equal to the then value of the entire Macy’s Stock Fund ESOP Portion; and (iv) the “value” of any Common Shares that are subject to a Qualified Participant’s diversification election means, when determined as of the last day of any Plan Year in the Qualified Participant’s Qualified Election Period, the value of such shares as determined by the latest valuation of the Macy’s Stock Fund under Section 7.8 above which occurs prior to the implementation of such diversification election.

16.4.2  Right To Demand Distribution in Common Shares.  A Participant (or his or her beneficiary) who is entitled to any payment from the ESOP may elect (under such reasonable procedures as are prescribed by the Committee and as long as the payment is not part of a series of annuity payments) to receive such payment in the form of Common Shares; except that any such election shall not apply to any fractional share.

16.4.3  Put Option – If Common Shares Are Not Traded On Established Market.  If the Common Shares are ever not readily tradeable on an established market (as such terms are applied under Code Section 409(h)(B)), then, and only then, the following paragraphs of this Subsection 16.4.3 shall apply.

(a)        If a Participant’s entire vested interest in the ESOP is distributed within one taxable year of the distributee, the distributee shall have the option (during the 60 day period immediately following the date of the distribution and the 60 day period immediately following the first annual anniversary of such date) to put the Common Shares received in such distribution (if any) to Macy’s under a fair valuation formula.  At Macy’s election, the purchase price for the Common Shares may be paid either (i) in one lump sum payment within 30 days after the distributee exercises the put option or (ii) in five substantially equal annual payments.  If the purchase price is being paid in installments, the first installment shall be paid not later than 30 days after the distributee exercises the put option, adequate security shall be given for the unpaid installments, and reasonable interest shall be paid on the unpaid installments.

(b)        If a Participant’s entire vested interest in the ESOP is not distributed within one taxable year of the distributee, the distributee shall, with respect to each installment payment made of such vested interest, have the option (during the 60 day period immediately following the date such installment payment is made and the 60 day period beginning on the first annual anniversary of such date) to put the Common Shares distributed in such installment (if any) to Macy’s under a fair valuation formula.  The purchase price for any Common Shares distributed in an installment shall be paid not later than 30 days after the distributee exercises the put option applicable to such shares.

16.4.4  Independent Appraisal – If Common Shares Are Not Traded On Established Market.  If the Common Shares are ever not readily tradeable on an established securities market (as such terms are applied under Code Section 401(a)(28)(C)), then, and only then, all valuations of the Common Shares held under the ESOP shall be determined by an independent appraiser (within the meaning of Code Section 401(a)(28)(C)) who is employed for this purpose by the Committee.

16.5     Dividends.  Each Participant who has any interest (vested or nonvested) under the ESOP shall be permitted to elect that, with respect to any cash dividends paid on his or her Allocated ESOP Common Shares, either: (i) such dividends shall be paid to the ESOP and then paid by the ESOP in cash to the Participant (or, in the event of his or her death, his or her beneficiary under the Plan) no later than 90 days after the close of the Plan Year in which the dividends are paid by Macy’s; or (ii) such dividends shall be paid to the ESOP and reinvested in Common Shares under the Macy’s Stock Fund ESOP Portion (with the increased value of such fund portion allocable to the Participant’s Accounts in proportion to each such Account’s interest in the Macy’s Stock Fund ESOP Portion as of the record date for such dividends).  If the Participant fails to make an affirmative election with respect to any such dividends, the Participant shall be deemed to have elected that such dividends be treated in the manner described in clause (ii) of the immediately preceding sentence.  In connection with this election right, the following subsections of this Section 16.5 shall also apply.

16.5.1  Election Procedures.  The Committee shall create reasonable procedures so that: (i) each Participant is given a reasonable opportunity before a dividend is distributed in which to make the election; (ii) each Participant must have a reasonable opportunity to change a dividend election at least annually; and (iii) if there is a change in the Plan’s terms or the Committee’s procedures governing this election, each Participant must be given a reasonable opportunity to make an election under the new Plan terms or Committee procedures prior to the date on which the first dividend subject to the new Plan terms or Committee procedures is distributed.

16.5.2  Full Vesting of Dividends.  A Participant shall at all times be fully vested in any cash dividends paid on his or her Allocated ESOP Common Shares and, if they are reinvested in Common Shares pursuant to his or her affirmative or deemed election, the part of his or her Accounts attributable to such reinvested dividends.

16.5.3  Allocable Share of Common Shares.  For all purposes of this Section 16.5, a Participant’s “Allocated ESOP Common Shares” shall mean, when related to any cash dividends paid on such shares, to the product of (i) the total number of Common Shares held in the Macy’s Stock Fund ESOP Portion as of the record date for such dividends by (ii) a fraction having a numerator equal to the then value of the Participant’s Accounts’ entire interest in the Macy’s Stock Fund ESOP Portion and a denominator equal to the then value of the entire Macy’s Stock Fund ESOP Portion.

16.6     Effective Date of Article’s Provisions.

16.6.1  The provisions of this Article 16 shall not only be effective as of the Effective Amendment Date but shall also: (i) for the Macy’s Immediate Prior Plan as in effect on October 1, 2006, be effective as of October 1, 2006; and (ii) for the May Profit Sharing Plan as in effect on January 1, 2002, be effective as of January 1, 2002.

16.6.2  Notwithstanding clause (ii) of Subsection 16.6.1 above, with respect to the May Profit Sharing Plan:

(a)        for the period from January 1, 2002 through August 29, 2005, any references in the foregoing subsections of this Article 16 to Common Shares shall be deemed to be a reference to common shares of The May Department Stores Company (for purposes of this Section 16.6, “May Shares”);

(b)        for the period from January 1, 2002 through August 29, 2005, any reference in the foregoing subsections of this Article 16 to the Macy’s Stock Fund shall be deemed to be a reference to the investment fund under the May Profit Sharing Plan that invests primarily in May Shares;

(c)        for the period from January 1, 2002 through August 29, 2005, any reference in the foregoing subsections of this Article 16 to the Macy’s Stock Fund ESOP Portion shall be deemed a reference to both the investment fund under the May Profit Sharing Plan that invests in May Shares and the portion of the May Profit Sharing Plan that originally was effective as of April 1, 1989 and reflected an employee stock ownership plan feature under which sums were borrowed by such plan to purchase convertible preferred shares of The May Department Stores Company (for purposes of this Section 16.6, the “May leveraged ESOP”);

(d)        for the period from January 1, 2002 through August 31, 2008, any reference in the foregoing subsections of this Article 16 to the Macy’s Stock Fund Non-ESOP Portion shall be disregarded; and

(e)        the provisions of Section 16.5 above shall only apply to the May leveraged ESOP beginning as of August 29, 2004.

ARTICLE 17

MISCELLANEOUS

17.1     Trust.  All assets of the Plan shall be held in the Trust for the benefit of the Participants and their beneficiaries.  Except as provided in Sections 5.7, 6.3, and 14.3 above, in no event shall it be possible for any part of the assets of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and their beneficiaries or for payment of the proper administrative costs of the Plan.  No person shall have any interest in or right to any part of the earnings of the Plan, or any rights in, to, or under the Plan or any part of the assets thereof, except as and to the extent expressly provided in the Plan.  Any person having any claim for any benefit under the Plan shall look solely to the assets of the Trust Fund for satisfaction.  In no event shall Macy’s or any other Employer or any of their officers or agents, or members of the Board, the Committee, or the Trustee, be liable in their individual capacities to any person whomsoever for the payment of benefits under the provisions of the Plan.

17.2     Mergers, Consolidations, and Transfers of Assets.  Notwithstanding any other provision hereof to the contrary, in no event shall this Plan be merged or consolidated with any other plan and trust, nor shall any of the assets or liabilities of this Plan be transferred to any other plan or trust or vice versa, unless (i) the Plan is amended to provide for such action or the Committee determines that such action furthers the purposes of this Plan, (ii) each Participant and beneficiary would (if this Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated), and (iii) such merger, consolidation, or transfer of assets does not cause any accrued benefit, early retirement benefit, or optional form of benefit of a person under this Plan or the applicable other plan to be eliminated or reduced except to the extent such elimination or reduction is permitted under Section 411(d)(6) of the Code or in Treasury regulations issued thereunder.  In the event of any such merger, consolidation, or transfer, the requirements of clause (ii) set forth in the immediately preceding sentence shall be deemed to be satisfied if the merger, consolidation, or transfer conforms to and is in accordance with regulations issued under Section 414(1) of the Code.  Subject to the provisions of this Section 17.2, the Committee may take action (i) to merge or consolidate this Plan with any other plan and trust or (ii) to permit the transfer of any assets and liabilities of this Plan to any other plan and trust or vice versa.

17.3     Merger of Surviving Fingerhut Plan Into Macy’s Immediate Prior Plan.  The provisions of this Section 17.3 shall, with respect to the Macy’s Immediate Prior Plan as in effect on February 3, 2003, be effective as of February 3, 2003.  The Fingerhut Corporation Profit Sharing and 401(k) Savings Plan, the Fingerhut Corporation Retirement Plan, and the TDI Bargaining Unit Retirement Plan (each of which is a profit sharing and/or 401(k) plan and each of which is, for purposes of this Section 17.3, referred to as a “Merged Fingerhut 401(k) Profit Sharing Plan”) and the Fingerhut Corporation Fixed Contribution Retirement Plan (which is a money purchase pension plan and which is, for purposes of this Section 17.3, referred to as the “Merged Fingerhut Money Purchase Plan”) have been merged into one of such plans (which is the Fingerhut Corporation Profit Sharing and 401(k) Savings Plan and which after such merger is, for purposes of this Section 17.3, referred to as the “Surviving Fingerhut Plan”) effective as of February 3, 2003.  In addition, the Surviving Fingerhut Plan shall, immediately after the merger described in the immediately preceding sentence, in turn be merged into the Macy’s Immediate Prior Plan effective as of February 3, 2003.  The Surviving Fingerhut Plan, each Merged Fingerhut 401(k) Profit Sharing Plan, and the Merged Fingerhut Money Purchase Plan is or has been maintained by CF Companies, Inc. (which previously was named Fingerhut Corporation), which, since March 18, 1999, has been an Affiliated Employer.

17.3.1  Transfer of Accounts in Merger.  Any person who has an account held under the Surviving Fingerhut Plan at the time of the merger of such plan into this Plan (for purposes of this Section 17.3, a “merged participant”) shall, consistent with the other provisions of this Plan:

(a)        have the portions of his or her accounts held under the Surviving Fingerhut Plan that are attributable to amounts which were contributed to such plan or any Merged Fingerhut 401(k) Profit Sharing Plan (or any plan that merged into any such plan) by or at the election of the merged participant (not including matching-type contributions), if any, transferred to this Plan and allocated for his or her benefit to a savings account under the Macy’s Immediate Prior Plan;

(b)        have the portions of his or her accounts held under the Surviving Fingerhut Plan that are attributable to amounts which were contributed to such plan or any Merged Fingerhut 401(k) Profit Sharing Plan (or any plan that merged into any such plan) under the matching contribution portions of such plan, if any, transferred to this Plan and allocated for his or her benefit to a matching account under the Macy’s Immediate Prior Plan;

(c)        have the portions of his or her accounts held under the Surviving Fingerhut Plan that are attributable to amounts which were contributed to any Merged Fingerhut 401(k) Profit Sharing Plan (or any plan that merged into any such plan) under the regular profit sharing contribution portions of such plan (i.e., the part of such plan which is not attributable to contributions made by or at the election of a participant or to matching contributions made with respect to such participant-elected contributions), if any, transferred to this Plan and allocated for his or her benefit to a retirement income account under the Macy’s Immediate Prior Plan;

(d)        have the portions of his or her accounts held under the Surviving Fingerhut Plan that are attributable to amounts which were contributed to the Merged Fingerhut Money Purchase Plan (or any plan that merged into such plan), if any, transferred to this Plan and allocated for his or her benefit to a retirement income account under the Macy’s Immediate Prior Plan; and

(e)        have the portions of his or her accounts held under the Surviving Fingerhut Plan that are attributable to amounts which were contributed to such plan or any Merged Fingerhut 401(k) Profit Sharing Plan (or any plan that merged into any such plan) by the merged participant as rollover contributions (under the terms of such plan and the Code), if any, transferred to this Plan and allocated for his or her benefit to a rollover account under the Macy’s Immediate Prior Plan.

Except as is otherwise provided in, and subject to, the following subsections of this Section 17.3, the provisions of the Macy’s Immediate Prior Plan (and, effective as of the Effective Amendment Date, this Plan) which deal with investments, allocations of trust income and losses, vesting, and distributions of amounts that are allocated to any account under the Macy’s Immediate Prior Plan (and, effective as of the Effective Amendment Date, this Plan) shall apply to the amounts that are transferred for the benefit of the merged participant from the Surviving Fingerhut Plan to the Macy’s Immediate Prior Plan and allocated to such account.

17.3.2  No Loss of Vesting Rights.  Notwithstanding any other provision of this Plan to the contrary, any merged participant shall have no less of a vested interest in the portion of any account under the Macy’s Immediate Prior Plan (and, effective as of the Effective Amendment Date, this Plan) that is attributable to amounts transferred for the benefit of the merged participant from the Surviving Fingerhut Plan to the Macy’s Immediate Prior Plan than he or she would have if the Surviving Fingerhut Plan had continued in effect after February 2, 2003 without change and never merged into the Macy’s Immediate Prior Plan.

17.3.3  No Loss of Optional Benefit Forms.  Notwithstanding any other provision of this Plan to the contrary, the transfer of all amounts held for the benefit of the merged participant from the Surviving Fingerhut Plan to the Macy’s Immediate Prior Plan (or from any Merged Fingerhut 401(k) Profit Sharing Plan and the Merged Fingerhut Money Purchase Plan to the Surviving Fingerhut Plan) shall not cause any optional forms of benefit which were applicable to any portion of such amounts to be eliminated in connection with the distribution of the merged participant’s Accounts under this Plan (unless the elimination of the optional form is permitted under regulations issued under Code Section 411 by the Secretary of the Treasury or his or her delegate).

17.3.4  Compliance With Plan’s Merger Rules.  The requirements of Section 17.2 above (that applies to mergers) shall apply to and be met by the merger of the Surviving Fingerhut Plan into the Macy’s Immediate Prior Plan.

17.3.5  No Change in Plan Year of Surviving Fingerhut Plan and Aggregation of Surviving Fingerhut Plan and Macy’s Immediate Prior Plan For Nondiscrimination Tests.  The plan year of the Surviving Fingerhut Plan (and each Merged Fingerhut 401(k) Profit Sharing Plan and the Merged Fingerhut Money Purchase Plan) and the plan year of the Macy’s Immediate Prior Plan as of the effective date of the merger of the Surviving Fingerhut Plan into the Macy’s Immediate Prior Plan are each a calendar year.  As a result, such merger shall not be deemed to have changed the plan year of the Surviving Fingerhut Plan (or any Merged Fingerhut 401(k) Profit Sharing Plan or the Merged Fingerhut Money Purchase Plan) or the plan year of the Macy’s Immediate Prior Plan.  In addition, for purposes of Articles 5A, 5B, and 6A above (which contain average actual deferral percentage restrictions, excess deferral distribution rules, and average actual contribution percentage restrictions in order to help meet the requirements of Sections 401(k)(3), 402(g), and 401(m)(2) of the Code and which are effective as to the Macy’s Immediate Prior Plan) and any other analogous provisions of the Surviving Fingerhut Plan and any Merged Fingerhut 401(k) Profit Sharing Plan that are intended to reflect the requirements of Sections 401(k)(3), 402(g), and 401(m)(2) of the Code:

            (a)        each of the Surviving Fingerhut Plan and each Merged Fingerhut 401(k) Profit Sharing Plan shall be considered as if it had been part of the Macy’s Immediate Prior Plan with respect to the Plan Year which ends December 31, 2003;

            (b)        the employers that maintain or participate in the Surviving Fingerhut Plan and/or any Merged Fingerhut 401(k) Profit Sharing Plan during the period from January 1, 2003 through February 2, 2003 (for purposes of this Subsection 17.3.5, the “pre-merger 2003 period”) shall be considered as if they had been part of the Employer (as defined in this Plan) for such period;

            (c)        persons who were participants in the Surviving Fingerhut Plan or any Merged Fingerhut 401(k) Profit Sharing Plan at any time during the pre-merger 2003 period shall be considered as participants in the Macy’s Immediate Prior Plan for such period;

            (d)        any contributions made at the election of a merged participant under the Surviving Fingerhut Plan or any Merged Fingerhut 401(k) Profit Sharing Plan with respect to pay days occurring during the pre-merger 2003 period and which would be considered as pre-tax elective savings contributions for the plan year which ends December 31, 2003 if they had been made under the Macy’s Immediate Prior Plan (for purposes of this Subsection 17.3.5, “pre-merger 2003 period pre-tax elective savings contributions”) shall be treated as pre-tax elective savings contributions of the merged participant under the Macy’s Immediate Prior Plan for the plan year which ends December 31, 2003 (and, with respect to such plan year, shall be subject to the provisions of Articles 5A and 5B above instead of any other analogous provisions of the Surviving Fingerhut Plan or any Merged Fingerhut 401(k) Profit Sharing Plan that are intended to reflect the requirements of Sections 401(k)(3) and 402(g) of the Code); and

(e)        contributions which are allocated under the Surviving Fingerhut Plan or any Merged Fingerhut 401(k) Profit Sharing Plan by reason of a merged participant’s pre-merger 2003 period pre-tax elective savings contributions and which would be considered as matching contributions for the plan year which ends December 31, 2003 if they had been made under the Macy’s Immediate Prior Plan shall be treated as Matching Contributions for the benefit of the merged participant under the Macy’s Immediate Prior Plan for the plan year which ends December 31, 2003 (and, with respect to such plan year, shall be subject to the provisions of Article 6A above instead of any other analogous provisions of the Surviving Fingerhut Plan or any Merged Fingerhut 401(k) Profit Sharing Plan that are intended to reflect the requirements of Section 401(m)(2) of the Code).

                        17.3.6  Macy’s Immediate Prior Plan Is Surviving Plan.  Subject to the foregoing provisions of this Section 17.3, upon the merger of the Surviving Fingerhut Plan into the Macy’s Immediate Prior Plan, the Macy’s Immediate Prior Plan shall be the surviving plan and such surviving plan’s provisions (as they may be modified herein) shall control all aspects of the surviving plan.

17.4     Merger of May Profit Sharing Plan Into This Plan.  The provisions of this Section 17.4 shall be effective as of the Effective Amendment Date.  The May Profit Sharing Plan shall be merged into this Plan effective as of the Effective Amendment Date.

17.4.1  Transfer of Accounts in Merger.  Any person who has an account held under the May Profit Sharing Plan at the time of the merger of such plan into this Plan (for purposes of this Section 17.4, a “merged participant”) shall, consistent with the other provisions of this Plan:

(a)        have the portions of his or her accounts held under the May Profit Sharing Plan that are attributable to amounts which were contributed to such plan (or any plan that merged into such plan) by or at the election of the merged participant (not including matching-type contributions), if any, transferred to this Plan and allocated for his or her benefit to a Savings Account under this Plan;

(b)        have the portions of his or her accounts held under the May Profit Sharing Plan that are attributable to amounts which were contributed to such plan (or any plan that merged into such plan) under the matching contribution, employee stock ownership plan contribution, and any other employer contribution portions of such plan, if any, transferred to this Plan and allocated for his or her benefit to a Matching Account under this Plan; and

(c)        have the portions of his or her accounts held under the May Profit Sharing Plan that are attributable to amounts which were contributed to such plan (or any plan that merged into such plan) by the merged participant as rollover contributions (under the terms of such plan and the Code), if any, transferred to this Plan and allocated for his or her benefit to a rollover account under the May Profit Sharing Plan.

Except as is otherwise provided in, and subject to, the following subsections of this Section 17.3, the provisions of this Plan which deal with investments, allocations of Trust income and losses, vesting, and distributions of amounts that are allocated to any Account under this Plan shall apply to the amounts that are transferred for the benefit of the merged participant from the May Profit Sharing Plan to this Plan and allocated to such Account.

17.4.2  No Loss of Vesting Rights.  Notwithstanding any other provision of this Plan to the contrary, any merged participant shall have no less of a vested interest in the portion of any Account under this Plan that is attributable to amounts transferred for the benefit of the merged participant from the May Profit Sharing Plan to this Plan than he or she would have if the May Profit Sharing Plan had continued in effect after August 31, 2008 without change and never merged into this Plan.

17.4.3  No Loss of Optional Benefit Forms.  Notwithstanding any other provision of this Plan to the contrary, the transfer of all amounts transferred for the benefit of the merged participant from the May Profit Sharing Plan to this Plan may not cause any optional forms of benefit which were applicable to any portion of such amounts to be eliminated in connection with the distribution of the merged participant’s Accounts under this Plan (unless the elimination of the optional form is permitted under regulations issued under Code Section 411 by the Secretary of the Treasury or his or her delegate).

17.4.4  Compliance With Plan’s Merger Rules.  The requirements of Section 17.2 above (that applies to mergers) shall apply to and be met by the merger of the May Profit Sharing Plan into this Plan.

17.4.5  No Change in Plan Year of May Profit Sharing Plan and Aggregation of May Profit Sharing Plan and This Plan For Nondiscrimination Tests.  The plan year of the May Profit Sharing Plan and the Plan Year of this Plan as of the effective date of the merger of the May Profit Sharing Plan into this Plan are each a calendar year.  As a result, such merger shall not be deemed to have changed the plan year of the May Profit Sharing Plan or the Plan Year of this Plan.  In addition, for purposes of Articles 5A, 5B, and 6A above (which contain average actual deferral percentage restrictions, excess deferral distribution rules, and average actual contribution percentage restrictions in order to help meet the requirements of Sections 401(k)(3), 402(g), and 401(m)(2) of the Code and which are effective as to the May Profit Sharing Plan) and any other analogous provisions of the May Profit Sharing Plan that are intended to reflect the requirements of Sections 401(k)(3), 402(g), and 401(m)(2) of the Code:

            (a)        the May Profit Sharing Plan shall be considered as if it had been part of this Plan with respect to the Plan Year which ends December 31, 2008;

            (b)        the employers that maintain or participate in the May Profit Sharing Plan during the period during the period from January 1, 2008 through August 31, 2008 (for purposes of this Subsection 17.4.5, the “pre-merger 2008 period”) shall be considered as if they had been part of the Employer (as defined in this Plan) for such period;

            (c)        persons who were participants in the May Profit Sharing Plan at any time during the pre-merger 2008 period shall be considered as Participants in this Plan for such period;

            (d)        any contributions made at the election of a merged participant under the May Profit Sharing Plan with respect to pay days occurring during the pre-merger 2008 period and which would be considered as Pre-Tax Elective Savings Contributions for the Plan Year which ends December 31, 2008 if they had been made under this Plan (for purposes of this Subsection 17.4.5, “pre-merger 2008 period pre-tax elective savings contributions”) shall be treated as Pre-Tax Elective Savings Contributions of the merged participant under this Plan for the Plan Year which ends December 31, 2008 (and, with respect to such Plan Year, shall be subject to the provisions of Articles 5A and 5B above instead of any other analogous provisions of the May Profit Sharing Plan that are intended to reflect the requirements of Sections 401(k)(3) and 402(g) of the Code); and

(e)        contributions which are allocated under the May Profit Sharing Plan by reason of a merged participant’s pre-merger 2008 period pre-tax elective savings contributions and which would be considered as Matching Contributions for the Plan Year which ends December 31, 2008 if they had been made under this Plan shall be treated as Matching Contributions for the benefit of the merged participant under this Plan for the Plan Year which ends December 31, 2008 (and, with respect to such Plan Year, shall be subject to the provisions of Article 6A above instead of any other analogous provisions of the May Profit Sharing Plan that are intended to reflect the requirements of Section 401(m)(2) of the Code).

                        17.4.6  This Plan Is Surviving Plan.  Subject to the foregoing provisions of this Section 17.4, upon the merger of the May Profit Sharing Plan into this Plan, this Plan shall be the surviving plan and the provisions herein shall control all aspects of the surviving plan.

17.5     Benefits and Service for Military Service.  Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

17.6     Correction of Inadvertent Errors.  If any inadvertent errors are made in crediting amounts to any Accounts which leave amounts held under the Plan which are not reasonably able to be allocated to any specific Participant or Account (for purposes of this Section 17.6, “overcrediting errors”), then such amounts shall, except as noted below, be used to the extent possible to correct any inadvertent errors made in crediting amounts to any Accounts which leave such Accounts with balances which are less than the balances which should exist under the Plan if no such errors had been made (for purposes of this Section 17.6, “undercrediting errors”).  To the extent the amounts attributable to overcrediting errors which exist as of the last day of any Plan Year are not needed to correct the undercrediting errors which are then known, the amounts attributable to overcrediting errors shall be treated for all purposes of the Plan as if they were forfeitures from Matching Accounts arising under the Plan for the subject Plan Year.  Further, any undercrediting errors shall be corrected: (i) by use of overcrediting errors to the extent permitted by the foregoing provisions of this Section 17.5; (ii) to the extent not corrected by such overcrediting errors, by use of forfeitures to the extent permitted under Section 9.5 above; or (iii) to the extent not corrected by use of overcrediting errors or forfeitures, by payment made by the Employer to the Trust as a special contribution in order to make such corrections.  Such contribution shall not be considered an Employer contribution for purposes of Section 7.1 or 7.2 or a part of an annual addition (as defined in Subsection 7A.1.2(a) above) to the Plan.

17.7     Employment Rule.  Any individual who is a common law employee of a corporation or other entity which is a member of the controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes Macy’s or under common control (within the meaning of Section 414(c) of the Code) with Macy’s (for purposes of this Section 17.7, the “Macy’s controlled group”) shall, for all purposes of this Plan, be considered to be the common law employee of the corporation or entity in the Macy’s controlled group from whose payroll the individual is paid.  If any individual participating in this Plan by reason of being paid under the payroll of a corporation or entity which is included as part of the Employer is actually the common law employee of a corporation or entity in the Macy’s controlled group which is not included as part of the Employer, such other corporation or entity shall be considered an employer participating in this Plan for purposes of Sections 401(a) and 404 of the Code.

17.8     Special Rules For Employees Transferring To or From Noncovered Employment.

17.8.1  Notwithstanding any other provision of the Plan to the contrary, if any person becomes a Participant in the Plan under the foregoing provisions of the Plan after he or she (i) has been employed as an Employee but not a Covered Employee, (ii) has been eligible to elect to have savings contributions made on his or her behalf under a plan (other than this Plan) which is maintained by an Affiliated Employer and qualified under Section 401(a) of the Code, and (iii) has received a hardship withdrawal from such plan of amounts which were contributed to such plan under a qualified cash or deferred arrangement (as defined in Section 401(k) of the Code), he or she may not have a Savings Agreement that would otherwise reduce his or her Covered Compensation on either a pre-tax basis or after-tax basis take effect under this Plan unless and until at least a six month period has expired after the date of such hardship withdrawal.

17.8.2  Further, notwithstanding any other provisions of Sections 6.1 and 7.2 above to the contrary, for purposes of the provisions of Section 6.1 above that determine the amount of the Matching Contributions for any Plan Year (for purposes of this Subsection 17.8.2, the “subject Plan Year”) and for purposes of the provisions of Section 7.2 above that determine the manner in which the Matching Contributions for the subject Plan Year are allocated among the Participants’ Matching Accounts, any Transferred Participant (as defined under the following provisions of this Subsection 17.8.2) shall be considered to have been employed as a Covered Employee on the last day of the subject Plan Year (even though his or her employment as a Covered Employee will have terminated prior to such day).  For purposes of this Section 17.8.2, a “Transferred Participant” means a Participant who meets all of the following conditions: (i) he or she ceases to be a Covered Employee during the subject Plan Year; (ii) immediately after his or her employment as a Covered Employee terminates he or she is an Employee but not a Covered Employee; and (iii) he or she is employed as an Employee but not a Covered Employee on the last day of the subject Plan Year.  Except as is specifically provided in the first sentence of this Subsection 17.8.2, however, in no event shall any of the Transferred Participant’s service with or compensation received after he or she ceases to be a Covered Employee be used in determining the Transferred Participant’s share of any Matching Contributions made to the Plan for the subject Plan Year or any other Plan Year.

17.9     Applicable Benefit Provisions.  Any benefit to which a Participant becomes entitled under the Plan (or any death benefit to which a Participant’s spouse or other beneficiary becomes entitled under the Plan) shall be determined (as to its amount and form and commencement date of payment) on the basis of the provisions of the Plan in effect as of the date the Participant last ceases to be employed by an Affiliated Employer notwithstanding any amendment to the Plan adopted subsequent to such date, except for subsequent amendments which are by their specific terms made applicable to such Participant (or his or her spouse or other beneficiary) or which are required by applicable law to be applicable to such Participant (or his or her spouse or other beneficiary).

17.10   Reporting and Disclosure.  Macy’s is, and shall act as, the Plan Administrator for all purposes of the Plan, including for purposes of satisfying any requirement now or hereafter imposed through Federal or State legislation to report and disclose to any Federal or State department or agency, or to any Participant or other person, any information respecting the establishment or maintenance of the Plan or the Trust Fund.  Any cost or expense incurred in satisfying any and all such reporting and disclosure requirements shall be deemed to be a reasonable expense of administering the Plan and may be paid from the Trust Fund if not otherwise elected to be paid by the Employer.

17.11   Agent for Service of Process.  The agent for service of process for the Plan shall be the Secretary of Macy’s.

17.12   Authority to Act for Macy’s or Other Employer.  Except as is otherwise expressly provided elsewhere in this Plan, any matter or thing to be done by Macy’s or any other Employer shall be done by its board of directors, except that the board may, by resolution, delegate to any persons or entities all or part of its rights or duties hereunder.  Any such delegation shall be valid and binding upon all persons, and the persons or entities to whom or to which authority is delegated shall have full power to act in all matters so delegated until the authority expires by its terms or is revoked by resolution of such board.

17.13   Relationship of Plan to Employment Rights.  The adoption and maintenance of the Plan is purely voluntary on the part of Macy’s and each other Employer and neither the adoption nor the maintenance of the Plan shall be construed as conferring any legal or equitable rights to employment on any person.

17.14   Applicable Law.  The provisions of the Plan shall be administered and enforced according to Federal law and, only to the extent not preempted by Federal law, to the laws of the State of Ohio.  Either Macy’s or the Trustee may at any time initiate any legal action or proceedings for the settlement of the Trustee’s accounts or for the determination of any question of construction which arises or for instructions.  Except as required by law, in any application to, or proceeding or action in, any court with regard to the Plan or Trust, only Macy’s and the Trustee shall be necessary parties, and no Participant, beneficiary, or other person having or claiming any interest in the Plan or Trust shall be entitled to any notice or service of process.  Macy’s or the Trustee may, if either so elects, include as parties defendant any other persons.  Any judgment entered into in such a proceeding or action shall be conclusive upon all persons claiming under the Plan or Trust.

17.15   Separability of Provisions.  If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and the Plan shall be construed and enforced as if such provision had not been included.

17.16   Counterparts and Headings.  The Plan may be executed in any number of counterparts, each of which shall be deemed an original.  All counterparts of the Plan shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof.  Headings used throughout the Plan are for convenience only and shall not be given legal significance.

17.17   Application of Certain Plan Provisions to Prior Plans.

17.17.1            Notwithstanding any other provision of the Plan to the contrary, while the provisions of this Plan document are generally effective only as of the Effective Amendment Date, certain provisions of the Plan are effective as of earlier dates (and apply to one or more Prior Plans as in effect prior to the Effective Amendment Date) to the extent such provisions (i) are necessary to meet the requirements of laws and regulations that have effective dates after December 31, 2001 and prior to the Effective Amendment Date, including but not limited to the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001, the Job Creation and Worker Assistance Act of 2004, the Pension Protection Act of 2006, and Internal Revenue Service final regulations issued under Code Sections 401(k), 401(m), 411(d), and 415, or (ii) are necessary to reflect plan mergers or significant amendments adopted for a Prior Plan.

17.17.2            In this regard, the provisions of the Plan that are effective as of dates prior to the Effective Amendment Date (and apply to one or more Prior Plans in effect prior to the Effective Amendment Date) for reasons described in Subsection 17.17.1 above include, but are not necessarily limited to, certain provisions of Subsection 2.1.6, Subsection 2.1.27, Subsection 5.1.9, Section 5.2, Section 5.6, Subsection 5A.2.1, Subsection 5A.3.3, Subsection 5A.3.4, Subsection 5B.2.2, Subsection 5B.2.3, Subsection 6.2.2, Subsection 6A.2.1, Subsection 6A.2.2, Subsection 6A.3.4, Section 6A.6, Subsection 7.12.3, Article 7A, Section 8.4, Subsection 9.1.3, Subsection 9A.3.4, Subsection 9A.8.5, Subsection 9A.8.6, Subsection 9B.8.5, Subsection 9B.8.8, Section 11.7, Section 11.9, Section 11.10, Subsection 14.4.3, Article 15, and Article 16 of the Plan.

SIGNATURE PAGE

IN ORDER TO EFFECT THE FOREGOING PLAN PROVISIONS, Macy’s, Inc., the sponsor of the Plan, has hereunto caused its name to be subscribed to this complete amendment and restatement of the Plan effective for all purposes, except as otherwise provided herein, as of September 1, 2008.

MACY’S, INC.
By: /s/ David W. Clark
Title: SVP Human Resources
Date: August 29, 2008